EXHIBIT 10.1
                                                                    ------------







                                      LEASE

                                     between

                       DMP NEW BRANFORD, LLC, as Landlord

                                       and

                       CAS MEDICAL SYSTEMS, INC, as Tenant



                             44 East Industrial Road
                              Branford, Connecticut

                                September 6, 2007

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1   GRANT..............................................................1

ARTICLE 2   TERM...............................................................2

ARTICLE 3   DELIVERY OF OCCUPANCY OF THE PREMISES..............................2

ARTICLE 4   RENT AND SECURITY..................................................5

ARTICLE 5   ADDITIONAL RENT FOR PROJECT EXPENSES...............................9

ARTICLE 6   SERVICES AND UTILITIES............................................15

ARTICLE 7   CONDUCT OF BUSINESS BY TENANT.....................................17

ARTICLE 8   REPAIR AND MAINTENANCE; ALTERATIONS AND IMPROVEMENTS..............24

ARTICLE 9   INSURANCE.........................................................28

ARTICLE 10  CASUALTY..........................................................31

ARTICLE 11  CONDEMNATION......................................................33

ARTICLE 12  ASSIGNMENT AND SUBLETTING.........................................34

ARTICLE 13  DEFAULTS AND REMEDIES.............................................37

ARTICLE 14  NONDISTURBANCE AND RIGHTS OF MORTGAGE HOLDERS.....................43

ARTICLE 15  NOTICES...........................................................45

ARTICLE 16  MISCELLANEOUS.....................................................46

ARTICLE 17  EXTENSION RIGHT...................................................49

ARTICLE 18  RIGHT OF FIRST OFFER..............................................51

ARTICLE 19  RIGHT TO EXPAND...................................................52

ARTICLE 20  LANDLORD LIEN WAIVER..............................................62


LIST OF EXHIBITS
----------------

Exhibit A    Premises
Exhibit B    Legal Description
Exhibit C-1  Building Rules and Regulations
Exhibit C-2  Tenant/Contractor Rules and Regulations
Exhibit D    Form of Letter of Credit
Exhibit E    Building Addition Location
Exhibit F    Sample Development Budget
Exhibit G    Base Building Description
Exhibit H    Base Building and Tenant Rooftop HVAC Units

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                                      LEASE
                                      -----


     This Lease is made and entered into as of September 6, 2007, by and between DMP NEW BRANFORD, LLC, a Massachusetts limited liability company, with its principal place of business at c/o Davis Marcus Partners, Inc., One Appleton Street, Boston, Massachusetts 02116 (the "LANDLORD") and CAS MEDICAL SYSTEMS, INC., a Delaware corporation with its principal place of business at 44 East Industrial Road, Branford, Connecticut 06405 (the "TENANT").

                                    Recitals
                                    --------

     A. This Lease is being executed and delivered by the parties pursuant to the terms of that certain Purchase and Sale Agreement between Tenant, as seller, and Landlord, as buyer, (as defined in Section 1.1) pursuant to which Landlord has agreed to purchase the "Property" (defined in Section 1.1) from Tenant.

     B. Tenant has been the sole occupant of the Property since it acquired the "Land" (as defined in Section 1.1) and constructed the "Building" (as defined in Section 1.1) in 1998.

                                 ARTICLE 1 GRANT

     1.1 Premises. LANDLORD, FOR AND IN CONSIDERATION OF THE RENTS HEREIN RESERVED AND OF THE COVENANTS AND AGREEMENTS HEREIN CONTAINED ON THE PART OF TENANT TO BE PERFORMED, HEREBY LEASES TO TENANT AND TENANT ACCEPTS FROM LANDLORD, CERTAIN SPACE SHOWN ON EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF, CONTAINING 24,000 RENTABLE SQUARE FEET IN AREA (THE "Premises"), SITUATED IN AN OFFICE/INDUSTRIAL BUILDING LOCATED AT 44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT (THE "Building"). THE PREMISES, BUILDING, THE "Common Areas" (DEFINED BELOW) AND THE LAND UPON WHICH THE SAME ARE LOCATED, WHICH IS LEGALLY DESCRIBED IN EXHIBIT B (THE "Land"), TOGETHER WITH ALL OTHER IMPROVEMENTS THEREON AND THEREUNDER ARE COLLECTIVELY REFERRED TO AS THE "Property".

     1.2 Common Areas. LANDLORD HEREBY GRANTS TO TENANT DURING THE TERM OF THIS LEASE, A LICENSE TO USE, IN COMMON WITH THE OTHERS ENTITLED TO SUCH USE, THE COMMON AREAS AS THEY FROM TIME TO TIME EXIST, SUBJECT TO THE RIGHTS, POWERS AND PRIVILEGES HEREIN RESERVED TO LANDLORD. THE TERM "Common Areas" AS USED HEREIN WILL INCLUDE ALL AREAS AND FACILITIES OUTSIDE THE BUILDING LOCATED ON THE PROPERTY THAT ARE PROVIDED AND DESIGNATED BY LANDLORD FOR GENERAL NON-EXCLUSIVE USE AND CONVENIENCE OF TENANT AND OTHER TENANTS OF THE PROPERTY. COMMON AREAS SHALL INCLUDE, DURING THE TERM OF THE LEASE, AS EXTENDED, BUT ARE NOT LIMITED TO THE PEDESTRIAN SIDEWALKS, LANDSCAPED AREAS, ROADWAYS, PARKING AREAS AND RIGHTS OF WAY. TENANT WILL HAVE THE EXCLUSIVE USE OF THE COMMON AREAS (SUBJECT TO LANDLORD'S RIGHTS UNDER THIS LEASE) DURING THE PERIOD THAT TENANT IS THE SOLE TENANT OF THE PROPERTY.

     1.3 Parking. TENANT SHALL HAVE THE RIGHT TO USE: (A) THE PARKING SPACES LOCATED BETWEEN THE BUILDING AND THE ADJOINING PUBLIC STREET ON AN EXCLUSIVE BASIS (THE "Exclusive Parking Area"), AND (B) THE OTHER PARKING FACILITIES AT THE PROPERTY IN COMMON WITH OTHER PROPERTY TENANTS ON A NON-EXCLUSIVE BASIS. THE TOTAL NUMBER OF PARKING SPACES AT THE PROPERTY AVAILABLE TO TENANT (INCLUSIVE OF BOTH EXCLUSIVE AND NON-EXCLUSIVE SPACES) SHALL BE BASED UPON THE MINIMUM NUMBER OF PARKING SPACED REQUIRED TO HAVE BEEN PROVIDED FOR THE BUILDING UNDER THE BRANFORD ZONING REGULATIONS AT THE TIME OF THE TOWN OF BRANFORD'S APPROVAL OF THE SITE PLANS FOR THE DEVELOPMENT OF THE BUILDING. TENANT AGREES NOT TO OVERBURDEN THE PARKING FACILITIES AND AGREES TO COOPERATE WITH LANDLORD AND OTHER TENANTS IN THE USE OF PARKING FACILITIES. LANDLORD MAY DESIGNATE PARKING FACILITIES AT THE PROPERTY FOR THE HANDICAPPED, VISITORS TO THE BUILDING AND FOR OTHER TENANTS OF THE PROPERTY.

     1.4 FUTURE CONSTRUCTION BY LANDLORD. Landlord agrees that it shall not construct any additions to the existing Building nor any additional free-standing building prior to the third

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(3rd) anniversary of the Commencement Date. Following the third (3rd)
anniversary of the Commencement Date, there shall be no restrictions on Landlord's right to construct any free-standing buildings at the Property. Landlord acknowledges that any proposed addition for the existing Building shall require Tenant's prior written consent, which shall not be unreasonably withheld. Landlord agrees to provide written notice (the "NOTICE OF INTENT TO BUILD") to Tenant following its decision to undertake any such new construction together with such information as may then be available concerning the size and design of the new improvements, but Landlord may not deliver a Notice of Intent to Build prior to the third (3rd) anniversary of the Commencement Date (notwithstanding the fact that Landlord may have made such decision prior to such date and have undertaken related planning and related non-construction activities). If Tenant delivers its "Building Expansion Notice" (as defined in
Section 19.2.1 prior to the Landlord's delivery of its Notice of Intent to Build, then Tenant's Building Expansion Notice shall have priority notwithstanding the fact that Landlord may have undertaken planning or related non-construction activities prior to its delivery of its Notice of Intent to Build.

                                 ARTICLE 2 TERM

     2.1 Lease Term.

          2.1.1 COMMITMENT DATE; TERM. THE PREMISES ARE LEASED FOR A TERM (THE "Initial Term") TO COMMENCE ON SEPTEMBER ____, 2007 THE "Commencement Date" AND SHALL END ON THE DATE (THE "Expiration Date") THAT IS TEN (10) "Lease Years" (AS DEFINED BELOW) AFTER THE COMMENCEMENT DATE UNLESS SOONER TERMINATED AS HEREIN PROVIDED. IF TENANT EXERCISES ITS OPTION TO EXTEND THE TERM PURSUANT TO SECTION 17.1, THE EXPIRATION DATE SHALL BE EXTENDED IN ACCORDANCE WITH ARTICLE 17 HEREOF (THE INITIAL TERM HEREOF, AND AS SO EXTENDED, THE "Term").

          2.1.2 LEASE YEAR DEFINED. THE FIRST "Lease Year" SHALL BEGIN ON THE COMMENCEMENT DATE AND SHALL END ON THE LAST DAY OF THE TWELFTH (12TH) FULL CALENDAR MONTH FOLLOWING THE COMMENCEMENT DATE. EACH LEASE YEAR THEREAFTER SHALL CONSIST OF TWELVE (12) CONSECUTIVE CALENDAR MONTHS FOLLOWING THE END OF THE IMMEDIATELY PRECEDING LEASE YEAR.

     2.2 Holding Over. IN THE EVENT THAT TENANT RETAINS OCCUPANCY OF THE PREMISES, OR ANY PART THEREOF, AFTER THE END OF THE TERM, TENANT'S OCCUPANCY OF THE PREMISES (OR PORTION THEREOF) SHALL BE AS A TENANT AT WILL TERMINABLE AT ANY TIME BY LANDLORD, UPON AT LEAST THIRTY (30) DAYS' NOTICE TO TENANT. TENANT SHALL PAY LANDLORD RENT FOR SUCH TIME AS TENANT REMAINS IN POSSESSION OF THE PREMISES (OR PORTION THEREOF) AT THE RATE EQUAL TO ONE HUNDRED FIFTY PERCENT (150%) FOR THE FIRST SIXTY (60) DAYS OF SUCH POSSESSION, AND THEREAFTER AT ONE HUNDRED SEVENTY-FIVE PERCENT (175%), OF THE ANNUAL BASE RENT PAYABLE DURING THE LAST MONTH OF THE LEASE TERM, PLUS ALL ADDITIONAL RENT AND OTHER SUMS DUE UNDER THIS LEASE. IN ADDITION, TENANT SHALL PAY LANDLORD FOR ALL DAMAGES SUSTAINED BY REASON OF TENANT'S RETENTION OF POSSESSION OF THE PREMISES AFTER THE END OF THE TERM AND LANDLORD'S INABILITY TO DELIVER TIMELY POSSESSION OF THE PREMISES TO A PROSPECTIVE TENANT WITHIN NINETY (90) DAYS AFTER LANDLORD NOTIFIES TENANT THAT LANDLORD REQUIRES POSSESSION OF THE PREMISES FOR A PROSPECTIVE TENANT WHO HAS SIGNED A LETTER OF INTENT WITH LANDLORD (BUT SUCH NOTICE SHALL NOT BE DELIVERED EARLIER THAN THE EXPIRATION DATE). THE PROVISIONS HEREOF DO NOT LIMIT OR RESTRICT LANDLORD'S RIGHTS OR REMEDIES UNDER THIS LEASE IN THE EVENT OF ANY HOLDING OVER BY TENANT.

                 ARTICLE 3 DELIVERY OF OCCUPANCY OF THE PREMISES

     3.1 Tenant's Representations. TENANT REPRESENTS AND WARRANTS THAT:

          3.1.1 Formation; Good Standing. Tenant is a corporation, duly formed, legally existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business in the State of Connecticut. This Lease constitutes the valid and legally binding obligation of Tenant, enforceable against Tenant in accordance

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

     with its terms. The execution and delivery of, and Tenant's performance under this Lease are within Tenant's powers and have been duly authorized by all requisite corporate action;

          3.1.2 Power and Authority. Tenant has full right, power and authority and is duly authorized to enter into this Lease, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Lease;

          3.1.3 No Conflicts. Neither the execution, delivery or performance of this Lease nor compliance herewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the charter documents or by-laws of Tenant, (2) to the best of Tenant's knowledge, any law or any order, writ, injunction or decree of any court or governmental authority, or (3) any agreement or instrument to which Tenant is a party or by which it is bound or (b) results in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to any such agreement or instrument;

          3.1.4 Consents. No authorization, consent, or approval of any governmental authority (including courts) is required for the execution and delivery by Tenant of this Lease or the performance of its obligations hereunder;

          3.1.5 Pending Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Tenant, threatened, against or affecting Tenant or the Property which, if determined adversely to Tenant, would adversely affect its ability to perform its obligations hereunder; and

          3.1.6 Patriot Act. Neither Tenant nor any individual (or entity having an interest in Tenant) is a person or entity either (a) described by
     Section 1 of the Executive Order (No. 13,224) Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49,079 (September 24, 2001), or (b) is listed on the current list of Specially Designated Nationals and Blocked Persons issued by the U.S. Department of the Treasury, and does not engage in any dealings or transactions, and is not otherwise associated, with any such persons or entities.

          3.1.7 Business Use. Tenant currently occupies the Premises in their entirety for its business operations which involve general office, warehouse and "light" assembly;

          3.1.8 Ownership. Tenant has owned and occupied the Property since April 28, 1998 and, to Tenant's knowledge, Tenant has conducted its business operations at the Property in compliance with Applicable Laws and is currently in compliance with such Applicable Laws;

          3.1.9 Construction. To Tenant's knowledge, Tenant constructed the Building and related improvements in accordance with all "Applicable Laws" (as defined in Section 7.3); and Tenant has not received any notices of violation of any Applicable Laws with respect to the Building or its business operations at the Property;

          3.1.10 Permits. To Tenant's knowledge, Tenant has obtained all governmental permits and approvals required for its use occupancy and business operations at the Premises and such permits and approvals are currently in full force and effect; and

          3.1.11 Building Systems. All "BUILDING SYSTEMS" (as defined in Section 8.3) are in good operating condition and to Tenant's knowledge, there is no condition at

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

     the Property in need of repair or replacement or that constitutes a violation of any Applicable Laws.

     3.2 CONDITIONS OF THE PREMISES. Landlord leases the Premises to Tenant "AS IS" "WHERE IS" AND "WITH ALL FAULTS." Landlord makes no representations or warranties whatsoever with respect to the Premises. Tenant acknowledges that it has occupied the Premises since April 28, 1998 and has had full, adequate and complete opportunity to inspect the Building and the Property, and that it is fully and completely satisfied therewith. Landlord shall not have any obligation to make any repairs, to construct any improvements or to perform any other work to the Premises, except as set forth in Sections 6.1 and 8.1 hereof. If any repairs, improvements, replacements or work should be necessary to prepare the Premises for Tenant's use and occupancy or to comply with Tenant's maintenance, repair and replacement obligations under this Lease, Tenant shall perform such additional work at its own cost and expense, and shall comply with Article 8 in doing so, except as otherwise stated herein.

     3.3 LANDLORD'S REPRESENTATIONS. Landlord represents and warrants that:

          3.3.1 Formation; Good Standing. Landlord is a limited liability company formed, legally existing and in good standing under the laws of the State of Massachusetts and is duly qualified to transact business in the State of Connecticut. This Lease constitutes the valid and legally binding obligation of Landlord, enforceable against Landlord in accordance with its terms. The execution and delivery of, and Landlord's performance under this Lease are within Landlord's powers and have been duly authorized by all requisite corporate action;

          3.3.2 Power and Authority. Landlord has full right, power and authority and is duly authorized to enter into this Lease, to perform each of the covenants on its part to be performed hereunder and to execute and deliver, and to perform its obligations under all documents required to be executed and delivered by it pursuant to this Lease;

          3.3.3 No Conflicts. Neither the execution, delivery or performance of this Lease nor compliance herewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the operating agreement of Landlord, (2) to the best of Landlord's knowledge, any law or any order, writ, injunction or decree of any court or governmental authority, or (3) any agreement or instrument to which Landlord is a party or by which it is bound or (b) results in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to any such agreement or instrument;

          3.3.4 Consents. No authorization, consent, or approval of any governmental authority (including courts) is required for the execution and delivery by Landlord of this Lease or the performance of its obligations hereunder;

          3.3.5 Pending Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Landlord, threatened, against or affecting Landlord or the Property which, if determined adversely to Landlord, would adversely affect its ability to perform its obligations hereunder; and

          3.3.6 Patriot Act. Neither Landlord nor any individual (or entity having an interest in Landlord) is a person or entity either (a) described by Section 1 of the Executive Order (No. 13,224) Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, 66 Fed. Reg. 49,079 (September 24, 2001), or (b) is listed on the current list of Specially Designated Nationals and Blocked Persons issued by the U.S. Department of the Treasury, and does not engage in any dealings or transactions, and is not otherwise associated, with any such persons or entities.

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                           ARTICLE 4 RENT AND SECURITY

     4.1 Annual Base Rent.

          4.1.1 SCHEDULE MONTHLY INSTALLMENTS. BEGINNING WITH THE COMMENCEMENT DATE AND CONTINUING THROUGHOUT THE TERM, TENANT SHALL PAY TO OR UPON THE ORDER OF LANDLORD AN ANNUAL RENTAL (THE "Annual Base Rent") AS SET FORTH BELOW WHICH SHALL BE PAYABLE IN CONSECUTIVE MONTHLY INSTALLMENTS ON OR BEFORE THE FIRST DAY OF EACH CALENDAR MONTH IN ADVANCE IN THE MONTHLY AMOUNT SET FORTH BELOW:

        PERIOD                  ANNUAL BASE RENT           MONTHLY BASE RENT
        ------                  ----------------           -----------------

     Lease Year 1                 $244,800.00                  $20,400.00
     Lease Year 2                 $244,800.00                  $20,400.00
     Lease Year 3                 $244,800.00                  $20,400.00
     Lease Year 4                 $244,800.00                  $20,400.00
     Lease Year 5                 $244,800.00                  $20,400.00
     Lease Year 6                 $268,800.00                  $22,400.00
     Lease Year 7                 $268,800.00                  $22,400.00
     Lease Year 8                 $268,800.00                  $22,400.00
     Lease Year 9                 $268,800.00                  $22,400.00
     Lease Year 10                $268,800.00                  $22,400.00

          4.1.2 MANNER OF PAYMENT. ALL PAYMENTS OF RENT SHALL BE MADE WITHOUT DEMAND, DEDUCTION, COUNTERCLAIM, SET-OFF, DISCOUNT OR ABATEMENT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, EXCEPT AS OTHERWISE STATED HEREIN. IF THE COMMENCEMENT DATE SHOULD OCCUR ON A DAY OTHER THAN THE FIRST DAY OF A CALENDAR MONTH, OR THE EXPIRATION DATE SHOULD OCCUR ON A DAY OTHER THAN THE LAST DAY OF A CALENDAR MONTH, THEN THE MONTHLY INSTALLMENT OF ANNUAL BASE RENT FOR SUCH FRACTIONAL MONTH SHALL BE PRO-RATED UPON A DAILY BASIS BASED UPON A THIRTY (30)-DAY MONTH.

     4.2 Additional Rent. TENANT SHALL PAY TO LANDLORD ALL CHARGES AND OTHER AMOUNTS REQUIRED UNDER THIS LEASE AND THE SAME SHALL CONSTITUTE ADDITIONAL RENT HEREUNDER (HEREIN CALLED "Additional Rent"), INCLUDING, WITHOUT LIMITATION, ANY SUMS DUE RESULTING FROM THE PROVISIONS OF ARTICLE 5 HEREOF. ALL SUCH AMOUNTS AND CHARGES SHALL BE PAYABLE TO LANDLORD AT THE PLACE WHERE THE ANNUAL BASE RENT IS PAYABLE. LANDLORD SHALL HAVE THE SAME REMEDIES FOR A DEFAULT IN THE PAYMENT OF ADDITIONAL RENT AS FOR A DEFAULT IN THE PAYMENT OF ANNUAL BASE RENT. THE TERM "Rent" AS USED IN THIS LEASE SHALL MEAN THE ANNUAL BASE RENT AND THE ADDITIONAL RENT.

     4.3 Place of Payment. THE ANNUAL BASE RENT AND ALL OTHER SUMS PAYABLE TO LANDLORD UNDER THIS LEASE SHALL BE PAID TO LANDLORD AT C/O DAVIS MARCUS MANAGEMENT CORP., 200 CONNECTICUT AVENUE, NORWALK, CONNECTICUT 06854, OR AT SUCH OTHER PLACE AS LANDLORD SHALL DESIGNATE IN WRITING TO TENANT FROM TIME TO TIME.

     4.4 Terms of Payment. TENANT SHALL PAY TO LANDLORD ALL ANNUAL BASE RENT AS PROVIDED IN SECTION 4.1 ABOVE AND TENANT SHALL PAY ALL ADDITIONAL RENT PAYABLE UNDER ARTICLE 5 AND ARTICLE 6 ON THE TERMS PROVIDED THEREIN. EXCEPT AS PROVIDED IN THE IMMEDIATELY PRECEDING SENTENCE AND AS MAY OTHERWISE BE EXPRESSLY PROVIDED BY THE TERMS OF THIS LEASE, TENANT SHALL PAY ALL OTHER RENT TO LANDLORD, WITHIN FIFTEEN (15) DAYS AFTER DELIVERY BY LANDLORD TO TENANT OF BILLS OR STATEMENTS THEREFOR.

     4.5 Late Charges. IF TENANT SHALL FAIL TO PAY ANY RENT WITHIN FIVE (5) DAYS AFTER THE DATE SAME IS DUE AND PAYABLE OR IF ANY CHECK RECEIVED BY LANDLORD FROM TENANT SHALL

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BE DISHONORED, TENANT AGREES THAT LANDLORD'S ACTUAL DAMAGES RESULTING THEREFROM
ARE DIFFICULT TO FIX OR ASCERTAIN. AS A RESULT, TENANT SHALL PAY TO LANDLORD (A) AN ADMINISTRATIVE FEE EQUAL TO FIVE PERCENT (5%) ON THE AMOUNT DUE, AND (B) INTEREST ON THE AMOUNT DUE FROM ITS DUE DATE UNTIL PAID AT THE LESSER OF EIGHTEEN PERCENT (18%) PER ANNUM OR THE MAXIMUM LEGAL RATE THAT LANDLORD MAY CHARGE TENANT; PROVIDED, THAT, ON THE FIRST (1ST) OCCASION ONLY DURING EACH LEASE YEAR, NO SUCH CHARGES OR INTEREST SHALL BE PAYABLE WITH RESPECT TO ANY DELINQUENT PAYMENT IF SUCH PAYMENT IS RECEIVED BY LANDLORD WITHIN FIVE (5) DAYS FOLLOWING WRITTEN NOTICE OF SUCH FAILURE. SUCH CHARGES SHALL BE PAID TO LANDLORD TOGETHER WITH SUCH UNPAID AMOUNTS AS AN ADMINISTRATIVE FEE TO COMPENSATE LANDLORD FOR ADMINISTRATIVE EXPENSES AND ITS COST OF FUNDS. SUCH LATE PAYMENT CHARGE SHALL NOT DIMINISH OR IMPAIR ANY OTHER REMEDIES AVAILABLE TO LANDLORD.

     4.6 Security Deposit.

          4.6.1 Financial Covenant. Tenant covenants and agrees that it shall comply with the following financial covenants during the Term:

               (a) Tenant shall maintain an unrestricted and unencumbered balance of at least $600,000.00 with a U.S. banking institution in cash and cash equivalent financial instruments ("CCE") (the "REQUIRED CCE FLOOR BALANCE") during the first Lease Year. On the first day of the second Lease Year and on the first day of each succeeding Lease Year thereafter, the Required CCE Floor Balance shall increase automatically, and without notice, to an amount equal to one hundred three percent (103%) of the Required CCE Floor Balance applicable during the immediately preceding Lease Year; and

               (b) Tenant shall maintain net current assets (determined in accordance with generally accepted accounting principles ("GAAP")) of not less than $3,600,000.00 (the "REQUIRED NCA AMOUNT").

          To facilitate Landlord's verification of Tenant's compliance with these financial maintenance covenants, Tenant shall deliver reasonably satisfactory evidence (the "COMPLIANCE DOCUMENTS") to Landlord of its compliance with its obligation to maintain the applicable Required CCE Floor Balance and the Required NCA Amount. During any period that Tenant is a publicly-traded U.S. Company, Tenant's compliance with the financial reporting required by Section 16.12 shall be sufficient to satisfy Tenant's obligation to deliver such Compliance Documents. During any period that Tenant is not a publicly-traded U.S. company, Tenant's delivery of financial statements in the form required by Subsection 16.12.1 hereof substantiating the current CCE balance on deposit and the value of Tenant's net current assets shall be sufficient to satisfy Tenant's obligation to deliver such Compliance Documents provided that the same are delivered to Landlord (i) within ten (10) business days following Landlord's written request therefor, and (ii) within thirty (30) days following the end of the quarter of each fiscal year during the Term, in each case together with an officer's certificate confirming Tenant's compliance with the covenants stated in Subsection 4.1.6(a) and (b) above.

          Tenant shall also notify Landlord and deliver such Compliance Documents to Landlord immediately if Tenant's CCE decreases below the applicable Required CCE Floor Balance or Tenant's net current assets (determined in accordance with GAAP) decreases below the Required NCA Amount.

          In addition, Tenant shall deliver the same financial information to Landlord's institutional lenders and venture partners within ten (10) days following written request therefor by such requesting party (subject to delivery to Tenant of a commercially reasonable confidentiality agreement with regard to such financing information, which requirement shall be no more often than twice in any calendar year, exclusive of any

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     request in connection with the sale or refinancing of the Property. If
     Tenant fails to deposit and maintain the "Security Deposit" (as defined below) in the amounts and in the manner stated herein, such event shall constitute an Event of Default for which Tenant shall not be entitled to any notice or cure period under Article 13.

          4.6.2 Security Deposit Requirement. Landlord shall have the right to require Tenant to deliver a security deposit (the "SECURITY DEPOSIT") equal to nine (9) months of Rent payable under this Lease (based upon the rentals payable for the next succeeding Lease Year) if at any time: (a) Tenant's CCE decrease below the applicable Required CCE Floor Amount, and (b) the value of Tenant's net current assets (determined in accordance with GAAP) decreases below the Required NCA Amount. Tenant shall deliver the required Security Deposit within thirty (30) days following Landlord's written request. Tenant shall maintain the full amount of such Security Deposit during the balance of the Term and any subsequent periods required hereby. The Security Deposit shall secure the faithful performance of all terms, covenants and conditions of this Lease. Tenant's Security Deposit shall be in the form of a cash payment (a "CASH PAYMENT") or a "LETTER OF CREDIT" (as defined below).

          4.6.3 Letter of Credit Requirements. Any letter of credit provided to Landlord hereunder shall be in the form of an unconditional, irrevocable letter of credit which Tenant shall maintain in full force and effect for the Term, and shall meet all of the following conditions (a "LETTER OF CREDIT"):

               (a) it shall be issued for the benefit of Landlord by an "ELIGIBLE BANK" (defined below) approved by Landlord;

               (b) it shall be effective on the date of this Lease and have a term of not less than one (1) year following its date of issuance and contain automatic year-to-year renewal provisions subject to the Letter of Credit issuer's obligation to notify Landlord in writing by certified or registered mail of non-renewal at least sixty (60) days prior to the expiration of the Letter of Credit;

               (c) the expiry date of the Letter of Credit for the final Lease Year of the Term shall be at least ninety-five (95) days following the Expiration Date of the Lease;

               (d) it shall provide for the amount thereof as set forth in Subsection 4.6.2 to be available to the Landlord in multiple drawings conditioned only upon presentation of a sight draft;

               (e) it shall be assignable by Landlord to its successors, assigns and mortgagees and by any successive beneficiaries thereof at no cost to transferor or transferee (Tenant agreeing to pay such charges in connection with any transfer of the Letter of Credit), and

               (f) it shall be in the form attached hereto as Exhibit E or in such form as shall be acceptable to Landlord.

          An "ELIGIBLE BANK" shall mean a commercial or savings bank organized under the laws of the United States or any state thereof or the District of Columbia and having total assets in excess of One Billion and 00/100 Dollars ($1,000,000,000.00) which shall be a financial institution having a rating of not less than BBB or its equivalent by Standard and Poors Corporation and subject to a Fitch's Rating of C or better. Tenant, at its expense, shall cause the issuing bank to provide Landlord's mortgage lender with a written instrument which acknowledges the collateral assignment of the proceeds of the Letter of Credit to the Mortgagee and recognizes such Mortgagee's security interest in the proceeds of the Letter of Credit within seven (7) days following the request of Landlord or Landlord's mortgagee therefor.

          4.6.4 Substitution Upon Non-Renewal of Letter of Credit. Tenant shall deliver to Landlord either: (i) a substitute Letter of Credit that satisfies the requirements for a Letter of Credit stated in this Subsection 4.6.4, or (ii) a Security Deposit in the form of a Cash Payment in the amount specified in Subsection 4.6.2 for the applicable period not later than ten (10) days following delivery of a non-renewal notice by the Letter of Credit issuer with respect to the Letter of Credit issued to Landlord or forty-five (45) days prior to the scheduled expiration of the Letter of Credit, whichever first occurs (such date, the "RE-DELIVERY DEADLINE"). If Tenant fails to deliver the substitute Letter of Credit or Cash Payment within such ten (10)-day period, Landlord shall have the right to draw the Letter of Credit and receive the proceeds as a cash Security Deposit. Tenant agrees that notwithstanding any provision of this Lease to the contrary, its failure to furnish Landlord with the required Security Deposit either in the form of a substitute Letter of Credit or as a Cash Payment in compliance with the requirements for the initial Letter of Credit prior to the Re-Delivery Deadline shall not be subject to any rights of notice or cure under this Lease.

          4.6.5 Landlord's Rights Upon Default. Upon the occurrence of any of the Events of Default described in Article 13 hereof, after the delivery of any default notice and the expiration of any cure periods expressly provided by the terms of this Lease, in addition to any other right or remedies available to Landlord under this Lease, the Security Deposit shall become due and payable to Landlord in accordance with the terms hereof. Tenant agrees that Landlord may, without waiving any of Landlord's other rights and remedies under this Lease, upon the occurrence of any of the Events of Default, apply the Security Deposit to remedy any failure by Tenant to perform any of the terms, covenants or conditions to be performed by Tenant under this Lease and to compensate Landlord for any damages incurred as a result of any such default, including payment of Landlord's expenses to construct the Leasehold Improvements and pay leasing brokerage commissions with respect to this Lease. If Landlord uses any portion of the Security Deposit to cure any Event of Default by Tenant hereunder, Tenant shall forthwith replenish the Security Deposit to the original amount within ten (10) days following written notice from Landlord in the manner directed by Landlord in such notice. If Tenant fails to restore the full amount of the Security Deposit within such ten (10)-day period, then the amount of such deficiency shall be subject to the charges described in
     Section 4.5 hereof. During any period that Landlord is holding the Security Deposit in the form of cash, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit.

          4.6.6 Sale of Building. In the event of a sale or other transfer of the Building (or Landlord's interest therein), Landlord shall have the right to transfer the balance of the Security Deposit to the new owner or transferee. Upon any such transfer by Landlord and the receipt by the successor landlord of the Security Deposit and the assumption by the successor landlord or all of Landlord's obligations under this Lease, Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look to the new landlord for the return of such Security Deposit. If Tenant is not in default hereunder at the end of the Term, Landlord will, within ninety-five
     (95) days after the expiration or earlier termination of the Lease, return the Security Deposit, or so much as has not been applied by Landlord, to Tenant or the last permitted assignee of Tenant's interest hereunder at the expiration of the Term.

          4.6.7 Substitution of Letter of Credit. If Tenant initially provides the Security Deposit to Landlord in the form of a Cash Payment, it may substitute for such Cash Payment a Letter of Credit pursuant to the requirements of this Section 4.6 prior to the final six (6) months of the Term provided that no Event of Default has occurred and is continuing after the delivery of any default notice and the expiration of any cure periods expressly provided by the terms of this Lease. In the event of such a substitution (but subject to the delivery of a Letter of Credit in conformity with the requirements of Subsection 4.6.3), Tenant shall deliver to Landlord the Letter of Credit for its prior review and approval at least seven (7) business days prior to the scheduled date of such substitution. Landlord shall return the Cash Security Deposit to Tenant not later than five (5) business days following Landlord's receipt of a Letter of Credit satisfying the requirements of this Section 4.6 in substitution of the Cash Payment.

          4.6.8. Substitution of Cash Payment. Tenant may substitute a Cash Payment (payable in immediately available funds) as a Security Deposit in exchange for a Letter of Credit at any time during the Term provided that no Event of Default has occurred and is continuing. In the event of such a substitution of a Cash Payment for a Letter of Credit, Tenant shall provide Landlord with at least seven (7) business days' prior written notice of such substitution, and Landlord shall return the Letter of Credit to Tenant not later than five (5) business days following Landlord's receipt of the substituted Cash Payment.

                 ARTICLE 5 ADDITIONAL RENT FOR PROJECT EXPENSES

     5.1 Tenant's Payment Obligations; Definitions. THE PARTIES HERETO HAVE ENTERED INTO THIS LEASE WITH THE INTENTION THAT TENANT SHALL PAY TO LANDLORD, IN ADDITION TO ANNUAL BASE RENT, ANY AND ALL IMPOSITIONS, TAXES, REAL ESTATE TAXES, UTILITIES, LIENS, CHARGES OR EXPENSES OF ANY NATURE WHATSOEVER (INCLUDING BOTH NON-CAPITAL AND CAPITAL EXPENDITURES) IN CONNECTION WITH THE MAINTENANCE, REPAIR (INCLUDING REPLACEMENTS), AND OPERATION OF THE PREMISES, EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS AGENTS, EMPLOYEES OR CONTRACTORS AND EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY STATED IN THIS LEASE. TENANT AGREES TO PAY AS ADDITIONAL RENT, AN AMOUNT CALCULATED AS HEREINAFTER SET FORTH. FOR PURPOSES OF THIS ARTICLE 5, THE FOLLOWING DEFINITIONS SHALL APPLY:

         "TAX YEAR": The fiscal year of the Town of Branford or other applicable governmental authority for real estate tax purposes or such other twelve
(12)-month period as may hereafter be duly adopted in place thereof. The first Tax Year for purposes of this Lease shall be the period July 1, 2006 to June 30, 2007. Each Tax Year thereafter shall consist of twelve (12) consecutive calendar months following the end of the immediately preceding Tax Year.

         "TAXES": All taxes, assessments and charges of every kind and nature levied, assessed or imposed at any time by any governmental authority upon or against the Property or any improvements, fixtures and equipment of Landlord used in the operation thereof whether such taxes and assessments are general or special, ordinary or extraordinary, foreseen or unforeseen in respect of each Tax Year falling wholly or partially within the Term. Taxes shall include, without limitation, all general real property taxes and general and special assessments, charges, fees or assessments for all governmental services or purported benefits to the Property, service payments in lieu of taxes, all business privilege taxes, and any tax, fee or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space under any lease or in connection with the business of renting space in the Building, that are now or hereafter levied or assessed against Landlord by the United States of America, the State of Connecticut, or any political subdivision, public corporation, district or other political or public entity, including reasonable legal fees, experts' and other witnesses' fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Taxes. Taxes shall also include any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Taxes (including, without limitation, any municipal income tax) and any license fees, tax measured or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building, whether or not now customary or in the contemplation of the parties on the date of this Lease.

         Taxes shall not include: (a) franchise, transfer, gift, excise, capital stock, estate, succession and inheritance taxes, and federal and state income taxes measured by the net income of Landlord from all sources, unless due to a change in the method of taxation such tax is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other Tax that would constitute a Tax; (b) penalties or interest for late payment of Taxes; and (c) any assessment for special improvements to the Property required by the Town of Branford or the State of Connecticut that solely benefit a Building addition or new building constructed by Landlord under Article 18 or
Article 19 hereof, including, without limitation, widening of public roads, installation of, or hookup to, public sewer lines, public sanitary and storm drainage systems and other public utility lines and installations. In the event that the entire amount of any substitute Tax cannot legally be paid or reimbursed to Landlord by tenants of the Building, Landlord will have the option to terminate this Lease upon ninety (90) days notice to Tenant.

         In the event that Landlord constructs an addition to the Building or a new building (in either such case, the "NEW BUILDING") on the Property pursuant to either Section 1.4 or Article 19 and Tenant is the sole tenant of such New Building and the Property, then the Taxes attributable to such New Building shall be included in Common Operating Expenses under this Lease and Tenant's Common Share shall be adjusted as provided in the definition of Tenant' Common Share in determining Tenant's liability for the payment of Common Operating Expenses.

         In the event that Landlord constructs a New Building and Tenant is not the sole tenant of the New Building and the Property and the Taxes attributable to the New Building are separately assessed by the Town of Branford, then the Taxes attributable to the New Building shall not be included in the Common Operating Expenses payable by Tenant under this Lease (and Tenant's Common Share shall not be adjusted to account for the increased square foot area of the improvements on the Property in determining Tenant's liability for the payment of Taxes attributable to the Building); provided, however, in such case, (i) Tenant's Common Share shall be adjusted as specified above with respect to the payment of Taxes attributable to the Land, or, if the Land is not separately assessed, then Landlord shall equitably determine and apportion the Taxes applicable to the Land among the tenants of the Property; and (ii) Tenant shall be responsible for its proportionate share of the Taxes assessed on the New Building under the terms of the lease agreement to be executed by Landlord and Tenant for the space to be leased by Tenant therein.

         In the event that Landlord constructs a New Building and Tenant is not the sole tenant of the New Building and the Property and the Taxes attributable to the New Building are not separately assessed by the Town of Branford, then Landlord shall equitably determine and apportion the Taxes applicable to the New Building among the tenants of the New Building (based upon the square footage of the space leased by each such tenant in the New Building relative to the total square footage of the New Building); and the Taxes attributable to the New Building shall not be included in the Common Operating Expenses payable by Tenant under this Lease (and Tenant's Common Share shall not be adjusted to account for the increased square foot area of the improvements on the Property in determining Tenant's liability for the payment of Taxes attributable to the Building); provided, however, in such case, (i) Landlord shall equitably apportion the Taxes applicable to the Land among the tenants of the Property (based upon the square footage of the space leased by each such tenant relative to the total square footage of all buildings at the Property); and (ii) Tenant shall be responsible for its proportionate share of the Taxes assessed on the New Building under the terms of the lease agreement to be executed by Landlord and Tenant for the space to be leased by Tenant therein.

         "OPERATING EXPENSES": All costs and expenses (and taxes, if any, thereon) paid or incurred on behalf of Landlord (whether directly or through independent contractors) in connection with the following matters (including any sales or other taxes thereon):

          MAINTENANCE AND REPAIR OF THE (I) BUILDING'S ROOFING AND FLASHING (EXCLUDING ANY OF THE ROOF'S STRUCTURAL COMPONENTS); (II) BUILDING BASE BUILDING ROOF-TOP HVAC UNITS (AND RELATED COMPONENT EQUIPMENT) IDENTIFIED IN EXHIBIT H ATTACHED HERETO AS THE "BASE BUILDING HVAC UNITS", AND (III) THE ASPHALT PAVED PARKING AREAS AND DRIVEWAYS;

          LANDSCAPING AND GROUNDS MAINTENANCE, INCLUDING LAWN MOWING, TREE PRUNING, ANNUAL FLOWER PLANTING, SNOW PLOWING AND SWEEPING OF THE PARKING LOT; AND THE MAINTENANCE AND REPAIR OF ANY EXISTING IRRIGATION SYSTEM;

          THE CAPITAL COSTS INCURRED WITH RESPECT TO THE MAINTENANCE AND REPAIR OF THE PROPERTY FOR REPAIRS, ALTERATIONS, INSTALLATIONS, IMPROVEMENTS AND ADDITIONS PERFORMED BY LANDLORD IN ACCORDANCE WITH ITS OBLIGATIONS UNDER
     SECTION 5.6.1 AND SECTION 6.1 HEREOF (SPECIFICALLY EXCLUDING THE CAPITAL COSTS OF LANDLORD'S REPLACEMENT OBLIGATIONS AS DEFINED IN SECTION 8.1 HEREOF); AND ANY CAPITAL COSTS INCURRED BY LANDLORD TO COMPLY WITH LAWS, REGULATIONS OR ORDERS OF ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL AUTHORITY, AGENCY OR DEPARTMENT WHICH WERE ENACTED OR BECAME EFFECTIVE AFTER THE DATE HEREOF (EXCEPT ANY SUCH LEGAL COMPLIANCE MATTERS THAT ARE TENANT'S RESPONSIBILITY UNDER THIS LEASE WHICH SHALL AT TENANT'S SOLE COST); WHICH CAPITAL COSTS SHALL BE AMORTIZED OVER THE USEFUL LIFE OF THE CAPITAL ITEM AS DETERMINED IN THE REASONABLE JUDGMENT OF LANDLORD'S ACCOUNTANT IN ACCORDANCE WITH GAAP TOGETHER WITH INTEREST, AT A RATE OF INTEREST EQUAL TO THE "PRIME RATE" (AS DEFINED IN SECTION 5.4.2 HEREOF AS IN EFFECT FROM TIME TO TIME DURING SUCH PERIOD) PLUS TWO AND ONE-HALF PERCENT (2.50%) PER ANNUM, ON THE UNAMORTIZED BALANCE OF THE COST OF SUCH CAPITAL ITEMS;

          a) THE PREMIUMS FOR FIRE, EXTENDED COVERAGE, LOSS OF RENTS, BOILER, MACHINERY, SPRINKLER, PUBLIC LIABILITY, PROPERTY DAMAGE, EARTHQUAKE, FLOOD, AND OTHER INSURANCE RELATIVE TO THE BUILDING AND THE PROPERTY AND THE OPERATION AND MAINTENANCE THEREOF, INCLUDING COMPREHENSIVE GENERAL LIABILITY INSURANCE AND UNREIMBURSED COSTS INCURRED BY LANDLORD THAT ARE SUBJECT TO AN INSURANCE DEDUCTIBLE (THE "Insurance Expenses");

          (e) SUPPLIES, MATERIALS AND EQUIPMENT PURCHASED OR RENTED, TOTAL WAGE AND SALARY COSTS PAID TO, AND ALL CONTRACT PAYMENTS MADE ON ACCOUNT OF, ALL PERSONS TO THE EXTENT ENGAGED IN THE OPERATION, MAINTENANCE AND REPAIR OF THE PROPERTY AT OR BELOW THE LEVEL OF BUILDING MANAGER (INCLUDING THE AMOUNT OF ANY TAXES, SOCIAL SECURITY TAXES, UNEMPLOYMENT INSURANCE CONTRIBUTIONS, UNION BENEFITS) AND ANY ON-SITE EMPLOYEES OF LANDLORD'S PROPERTY MANAGEMENT AGENT;

          (f) Office costs of administration, legal and accounting fees and other expenses of maintaining and auditing Property accounting records and preparing Landlord's Statements; and

          (g) Fees for management services whether rendered by Landlord (or affiliate) or a third party property manager in an amount equal to three percent (3%) of the Rent in each Lease Year.

     Operating Expenses shall not include: (1) all costs, fees and disbursements relating to activities for the solicitation, negotiation and execution of leases for space at the Property (including but not limited to advertising costs, leasing commissions and attorneys' fees therefor); (2) the costs of alterations to, or the decorating or the redecorating of, space at the Property leased to other tenants; (3) the costs of selling, syndicating, financing or mortgaging any of Landlord's interest in the Property; (4) rentals payable under any ground or underlying lease; (5) depreciation, interest and principal payments on mortgages and other debt costs, if any; (6) expenses incurred by Landlord for repairs or other work occasioned by fire, windstorm, or other insurable casualty or condemnation (except as stated in clause (g) above); (7) expenses incurred by Landlord to resolve disputes, enforce or negotiate lease terms with prospective or existing tenants or in connection with any financing, sale or syndication of the Property; (8) expenses for the replacement of any item covered under warranty; (9) cost to correct any penalty or fine incurred by Landlord due to Landlord's violation of any federal, state, or local law or regulation and any interest or penalties due for late payment by Landlord of any of the Operating Expenses; (10) cost of repairs necessitated by Landlord's negligence or willful misconduct, or of correcting any latent defects or original design defects in any new building construction, materials, or equipment; (11) expenses for any item or service which Tenant pays directly to a third party or separately reimburses Landlord and expenses incurred by Landlord to the extent the same are reimbursable or reimbursed from any other tenants, occupants of the property, or third parties; (12) expenses for any item or service not provided to Tenant but exclusively to certain other tenants in the Building; (13) salaries of (i) employees above the grade of building superintendent or building manager, and (ii) that portion of employee expenses for employees whose time is not spent directly and solely in the operation of the Property; (14) Landlord's general corporate overhead and administrative expenses; (15) expenses incurred by Landlord in order to comply with Landlord's environmental obligations hereunder; (16) reserves; (17) fees paid to affiliates of Landlord to the extent that such fees exceed the customary amount charged for the services provided; and (18) capital costs paid to replace the Building's roofing and flashing (excluding the structural components of the roof which is Tenant's responsibility), the Building's base building rooftop HVAC units (and related major components) and the asphalt paved parking areas and driveways at the Property.

     Notwithstanding anything in this Lease to the contrary, if (a) it is established by Landlord or Tenant that a manufacturer's and/or contractor's roof warranty or guaranty (the "ROOF WARRANTY") was issued by the manufacturer or contractor of the roof of the Building, (b) the coverage period (the "COVERAGE PERIOD") of such Roof Warranty includes any portion of the Term of this Lease, and (c) a claim arises during the Coverage Period due to the need for maintenance, repair or replacement of the Building roof or roofing by Landlord that is Landlord's responsibility under the terms of this Lease and the expense of which work would be covered by the terms of the Roof Warranty (a "WARRANTY CLAIM") but Landlord is not able to make such claim under the Roof Warranty due to the fact that such Roof Warranty has not been delivered and assigned to Landlord by Tenant in compliance with the requirements of the Roof Warranty, then all expenses incurred by Landlord with respect thereto shall be included within the definition of Operating Expenses and payable by Tenant as a Building Operating Expense under Section 5.4 hereof.

         "BUILDING OPERATING EXPENSES": Shall mean all Operating Expenses which relate to the Building, as determined by Landlord in its reasonable judgment.

         "COMMON OPERATING EXPENSES": Shall mean the Taxes, Insurance Expenses and all Operating Expenses which relate to the Land, the Common Areas and any other portions of the Property, exclusive of the Building, as determined by Landlord in its reasonable judgment.

         "TENANT'S BUILDING SHARE": Tenant's Building Share shall be a fraction, the numerator of which shall be the rentable area of the Premises and the denominator of which shall be the rentable area of the Building. On the Commencement Date, the Tenant's Building Share is one hundred percent (100%). The Tenant's Building Share shall be recalculated from time to time in the event that there shall be a change in the rentable area of either the Premises or the Building.

         "TENANT'S COMMON SHARE": Shall be a fraction, the numerator of which is the rentable area of the Premises and the denominator of which shall be the rentable area of all buildings located on the Property. On the Commencement Date, the Building is the only building on the Property and the Tenant's Property Share is one hundred percent (100%). The Tenant's Property Share shall be recalculated from time to time in the event that there shall be a change in the rentable area of the Premises, the Building or the total rentable square footage of all buildings located on the Property.

         "LANDLORD'S STATEMENT": An instrument containing a computation of any Additional Rent due pursuant to the provisions of this Article 5 together with a reasonably detailed breakdown, by category, of actual Operating Expenses for such time period.

         "TRANSITION EVENT": Shall occur if Landlord enters into a lease with any person, except the Tenant named in this Lease, with respect to any building located at the Property. If such lease entails the construction of any new building or improvements for such tenant's occupancy, then the Transition Event shall not occur until Landlord's completion of such construction and the commencement of the lease term of such lease.

     5.2 Payment of Additional Rent.

          5.2.1 BUILDING OPERATING EXPENSES. TENANT SHALL PAY TENANT'S BUILDING SHARE OF BUILDING OPERATING EXPENSES MONTHLY IN ADVANCE BEGINNING ON THE COMMENCEMENT DATE AND CONTINUING ON THE FIRST DAY OF EACH CALENDAR MONTH THROUGHOUT THE TERM. LANDLORD MAY REQUIRE THAT TENANT PAY TENANT'S BUILDING SHARE OF BUILDING OPERATING EXPENSES BASED ON LANDLORD'S WRITTEN ESTIMATE THEREOF DELIVERED TO TENANT FROM TIME TO TIME, AND UPON TENANT'S RECEIPT OF ANY SUCH NOTICE FROM LANDLORD, THE AMOUNT OF SUCH MONTHLY INSTALLMENT PAYMENTS SHALL CHANGE CONSISTENT WITH LANDLORD'S WRITTEN ESTIMATE. WITHIN A REASONABLE TIME AFTER THE END OF EACH CALENDAR YEAR, LANDLORD SHALL FURNISH TO TENANT A NOTICE AS TO WHETHER THE ESTIMATED PAYMENTS PAID BY TENANT WERE MORE OR LESS THAN ACTUAL BUILDING OPERATING EXPENSES. WITHIN FIFTEEN (15) DAYS FOLLOWING DELIVERY OF A LANDLORD'S STATEMENT, TENANT SHALL PAY TO LANDLORD THE AMOUNT OF ANY UNDERPAYMENT OF BUILDING OPERATING EXPENSES. IN THE EVENT THAT TENANT'S PAYMENTS EXCEED ITS LIABILITY FOR BUILDING OPERATING EXPENSES, ANY SUCH OVERPAYMENT SHALL BE CREDITED AGAINST THE MONTHLY INSTALLMENTS THAT ARE NEXT DUE AND PAYABLE BY TENANT UNDER THIS SECTION UNTIL SUCH AMOUNT SHALL HAVE BEEN REFUNDED TO TENANT IN FULL. ANY EXCESS PAYMENTS MADE BY TENANT DURING THE TERM THAT HAVE NOT BEEN SO APPLIED AND OUTSTANDING AT THE END OF THE TERM SHALL BE PAID TO TENANT PROMPTLY FOLLOWING LANDLORD'S FINAL ACCOUNTING FOR THE FINAL CALENDAR YEAR OF THE TERM. ANY DELAY OR FAILURE OF LANDLORD IN BILLING ANY ADDITIONAL RENT AS PROVIDED HEREIN SHALL NOT CONSTITUTE A WAIVER OF OR IN ANY WAY IMPAIR THE CONTINUING OBLIGATION OF TENANT TO PAY SUCH RENT ADJUSTMENTS HEREUNDER.

          5.2.2 Common Operating Expenses. Tenant shall pay Tenant's Common Share of Common Operating Expenses monthly in advance beginning on the Commencement Date and continuing on the first day of each calendar month throughout the Term. Landlord may require that Tenant pay Tenant's Common Share of Common Operating Expenses based on Landlord's written estimate thereof delivered to Tenant from time to time, and upon Tenant's receipt of any such notice from Landlord, the amount of such monthly installment payments shall change consistent with landlord's written estimate. Within a reasonable time after the end of each calendar year, Landlord shall furnish to Tenant a notice as to whether the estimated payments paid by Tenant were more or less than actually Common Operating Expenses. Within fifteen (15) days following delivery of a Landlord's Statement, together with any reasonable supporting documentation including copies of tax bills, Tenant shall pay to Landlord the amount of any underpayment of Common Operating Expenses. In the event that Tenant's payments exceed its liability for Common Operating Expenses, any such overpayment shall be credited against the monthly installments that are next due and payable by Tenant under this Section until such amount shall have been refunded to Tenant in full. Any excess payments made by Tenant during the Term that have not been so applied and outstanding at the end of the Term shall be paid to Tenant promptly following Landlord's final accounting for the final calendar year of the Term. Any delay or failure of Landlord in billing any Additional Rent as provided herein shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

          5.3 Utilities. TENANT, AT ITS COST AND EXPENSE, SHALL CONTRACT DIRECTLY WITH THE APPLICABLE UTILITY COMPANIES FOR ALL UTILITIES SEPARATELY SERVING THE PREMISES, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEAT, AIR CONDITIONING, TELEPHONE, WATER GAS AND ELECTRICITY AND SHALL EXECUTE ALL AGREEMENTS AND PAY ALL UTILITY DEPOSITS NECESSARY TO OBTAIN THE UTILITY SERVICE IN TENANT'S NAME AND, IN THE CASE OF ELECTRICITY, TO CAUSE THE ELECTRIC UTILITY TO INSTALL THE FACILITIES NECESSARY TO BRING ELECTRIC SERVICE TO THE PREMISES. TENANT AGREES TO PAY ALL CHARGES FOR UTILITIES CONSUMED ON OR AFTER THE COMMENCEMENT DATE AS AND WHEN DUE. LANDLORD SHALL HAVE NO OBLIGATION TO PROVIDE UTILITIES OR EQUIPMENT OTHER THAN THE UTILITIES AND EQUIPMENT WHICH EXIST WITHIN THE PREMISES AS OF THE COMMENCEMENT DATE OF THIS LEASE, EXCEPT AS MAY BE REQUIRED TO PERFORM LANDLORD'S REPLACEMENT OBLIGATIONS. IN THE EVENT TENANT REQUIRES ADDITIONAL UTILITIES OR EQUIPMENT, THE INSTALLATION AND MAINTENANCE THEREOF SHALL BE TENANT'S SOLE EXPENSE AND OBLIGATION, PROVIDED THAT SUCH INSTALLATION SHALL BE SUBJECT TO THE PRIOR WRITTEN CONSENT OF THE LANDLORD. THERE SHALL BE NO ABATEMENT OF RENT AND LANDLORD SHALL NOT BE LIABLE IN ANY RESPECT WHATSOEVER FOR THE INADEQUACY, STOPPAGE, INTERRUPTION, OR DISCONTINUANCE OF ANY UTILITY OR SERVICE DUE TO ANY "FORCE MAJEURE" (AS DEFINED IN SECTION 16.16 HEREOF) OR OTHER CAUSE BEYOND LANDLORD'S CONTROL.

     5.4 Landlord's Statements and Tenant's Inspection Rights.

          5.4.1 LANDLORD'S STATEMENTS. LANDLORD WILL DELIVER LANDLORD'S STATEMENTS TO TENANT DURING THE TERM, BUT LANDLORD'S DELAY OR FAILURE TO RENDER LANDLORD'S STATEMENT WITH RESPECT TO ANY BUILDING OPERATING EXPENSES OR COMMON OPERATING EXPENSES BEYOND A DATE SPECIFIED HEREIN SHALL NOT PREJUDICE LANDLORD'S RIGHT TO RENDER A LANDLORD'S STATEMENT WITH RESPECT TO THE BUILDING OPERATING EXPENSES AND THE COMMON OPERATING EXPENSES OR ANY SUBSEQUENT BUILDING OPERATING EXPENSES AND COMMON OPERATING EXPENSES. THE OBLIGATIONS OF LANDLORD AND TENANT UNDER THE PROVISIONS OF THIS ARTICLE WITH RESPECT TO ANY ADDITIONAL RENT INCURRED DURING THE TERM SHALL SURVIVE THE EXPIRATION OR ANY SOONER TERMINATION OF THE TERM. IF LANDLORD FAILS TO GIVE TENANT A STATEMENT OF PROJECTED BUILDING OPERATING EXPENSES AND COMMON OPERATING EXPENSES PRIOR TO THE COMMENCEMENT OF ANY CALENDAR YEAR, TENANT SHALL CONTINUE TO PAY BUILDING OPERATING EXPENSES AND COMMON OPERATING EXPENSES IN ACCORDANCE WITH THE PREVIOUS STATEMENT, UNTIL TENANT RECEIVES A NEW STATEMENT FROM LANDLORD.

          5.4.2 TENANT RIGHT TO AUDIT. DURING THE SIXTY (60)-DAY PERIOD AFTER RECEIPT OF ANY LANDLORD'S STATEMENT (THE "Review Period"), TENANT MAY INSPECT AND AUDIT LANDLORD'S RECORDS RELEVANT TO THE COST AND EXPENSE ITEMS REFLECTED IN SUCH LANDLORD'S STATEMENT AT A REASONABLE TIME MUTUALLY AGREEABLE TO LANDLORD AND TENANT DURING LANDLORD'S USUAL BUSINESS HOURS. EACH LANDLORD'S STATEMENT SHALL BE CONCLUSIVE AND BINDING UPON TENANT UNLESS WITHIN NINETY (90) DAYS AFTER RECEIPT OF SUCH LANDLORD'S STATEMENT TENANT SHALL NOTIFY LANDLORD THAT IT DISPUTES THE CORRECTNESS OF LANDLORD'S STATEMENT, SPECIFYING THE RESPECTS IN WHICH LANDLORD'S STATEMENT IS CLAIMED TO BE INCORRECT. IF, AFTER SUCH INSPECTION, TENANT DISPUTES THE AMOUNT OF BUILDING OPERATING EXPENSES OR COMMON OPERATING EXPENSES PAYABLE BY UNDER THIS ARTICLE 5, TENANT SHALL BE ENTITLED TO RETAIN AN INDEPENDENT COMPANY OR CERTIFIED PUBLIC ACCOUNTANT REASONABLY ACCEPTABLE TO LANDLORD TO REVIEW LANDLORD'S RECORDS TO DETERMINE THE PROPER AMOUNT OF SUCH ADDITIONAL RENT. IF SUCH AUDIT OR REVIEW REVEALS THAT LANDLORD HAS OVERCHARGED TENANT, THEN WITHIN FIFTEEN (15) DAYS AFTER THE RESULTS OF SUCH AUDIT ARE MADE AVAILABLE TO LANDLORD, LANDLORD SHALL REIMBURSE TENANT THE AMOUNT OF SUCH OVERCHARGE PLUS INTEREST AT THE REFERENCE OR PRIME RATE IN EFFECT FROM TIME TO TIME AT CITIBANK, OR ITS SUCCESSOR (AND, IN THE ABSENCE THEREOF, AT THE PRIME RATE PUBLISHED IN THE WALL STREET

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     JOURNAL), FROM THE DATE OF OVERPAYMENT (THE "Prime Rate"). IF THE AUDIT
     REVEALS THAT TENANT WAS UNDERCHARGED, THEN WITHIN FIFTEEN (15) DAYS AFTER THE RESULTS OF THE AUDIT ARE MADE AVAILABLE TO TENANT, TENANT SHALL REIMBURSE LANDLORD THE AMOUNT OF SUCH UNDERCHARGE PLUS INTEREST THEREON AT THE PRIME RATE. IF LANDLORD DESIRES TO CONTEST SUCH AUDIT RESULTS, LANDLORD MAY DO SO BY SUBMITTING THE RESULTS OF THE AUDIT TO ARBITRATION PURSUANT TO
     SECTION 13.8 OF THE LEASE WITHIN SIXTY (60) DAYS OF RECEIPT OF THE RESULTS OF THE AUDIT, AND THE ARBITRATION SHALL BE FINAL AND BINDING UPON LANDLORD AND TENANT. TENANT AGREES TO PAY THE COST OF SUCH AUDIT, PROVIDED THAT, IF THE AUDIT REVEALS THAT LANDLORD'S DETERMINATION OF SUCH ADDITIONAL RENT AS SET FORTH IN ANY STATEMENT SENT TO TENANT WAS IN ERROR IN LANDLORD'S FAVOR BY MORE THAN FIVE PERCENT (5%), LANDLORD SHALL PAY THE REASONABLE COST OF SUCH AUDIT. PENDING THE DETERMINATION OF SUCH DISPUTE AS HEREINAFTER PROVIDED, TENANT SHALL PAY ADDITIONAL RENT IN ACCORDANCE WITH THE APPLICABLE LANDLORD'S STATEMENT, AND SUCH PAYMENT SHALL BE WITHOUT PREJUDICE TO TENANT'S POSITION. ALL INSPECTIONS AND AUDITS OF LANDLORD'S BOOKS AND RECORDS AND ANY ARBITRATION SHALL BE SUBJECT TO A CONFIDENTIALITY AGREEMENT REASONABLY ACCEPTABLE TO LANDLORD.

     5.5 Additional Rent Adjustments. IF THE TERM SHALL EXPIRE ON A DATE OTHER THAN DECEMBER 31ST, ANY ADDITIONAL RENT FOR THE LEASE YEAR IN WHICH THE EXPIRATION DATE SHALL OCCUR SHALL BE APPORTIONED (BASED UPON THE IMMEDIATELY PRECEDING TWELVE (12)-MONTH PERIOD) IN THAT PERCENTAGE WHICH THE NUMBER OF DAYS IN THE PERIOD FROM JANUARY 1ST OF SUCH LEASE YEAR TO SUCH DATE OF EXPIRATION, BOTH INCLUSIVE, SHALL BEAR TO THE TOTAL NUMBER OF DAYS IN THE CALENDAR YEAR IN WHICH SUCH EXPIRATION OCCURS.

     5.6 COMMON OPERATING EXPENSES FOLLOWING TRANSITION DATE.

          5.6.1 Landlord's Additional Services. Upon the occurrence of a Transition Event, Landlord shall provide the following services to the Building under Section 6.1 hereof (and Tenant shall cease providing such services and co-operate with Landlord and its contractors with respect to the transition of such service providers): (a) repair and maintenance (but not replacement) of (a) the exterior walls (excluding the exterior windows, doors and related hardware) and (b) the storm water system. Notwithstanding the agreement of the parties herein with respect to Landlord's services with respect to the Building, Landlord acknowledges that Landlord's obligations with respect to any New Building shall also include the maintenance, repair and replacement of the following structural components of the New Building: (i) footings and foundation, (ii) structural columns and interior bearing walls, (iii) exterior walls (excluding doors and windows), and (iv) the roof structure (excluding the roofing membrane).

          5.6.2 Additional Operating Expenses. Upon the occurrence of a Transition Event, the following costs and expenses shall be included within the definition of Operating Expenses and subject to payment by Tenant as Additional Rent:

          (a) MAINTENANCE AND REPAIR (EXCLUDING REPLACEMENTS) OF (I) EXTERIOR WALLS (EXCLUDING EXTERIOR WINDOWS AND DOORS AND RELATED HARDWARE) OF THE BUILDING; AND (II) THE PROPERTY'S STORM WATER SYSTEM;

          (b) Fees for management services whether rendered by Landlord (or affiliate) or a third-party property manager in an amount equal to three percent (3%) of the Rent in each Lease Year.

                        ARTICLE 6 SERVICES AND UTILITIES

     6.1 Services. LANDLORD SHALL PROVIDE THE FOLLOWING SERVICES TO THE BUILDING AND PROPERTY (SUBJECT TO TENANT'S REIMBURSEMENT AND PAYMENT OBLIGATIONS THEREFOR IN ACCORDANCE WITH THE OPERATION OF ARTICLE 5 HEREOF) AND SUBJECT TO TENANT'S COMPLETION OF THE "Tenant Roof Repairs" (AS DEFINED IN SECTION 8.2.5 HEREOF) AND THE "Tenant Paving Repairs" (AS DEFINED IN SECTION 8.2.6 HEREOF):

          (a) MAINTENANCE AND REPAIR (INCLUDING REPLACEMENTS) OF THE BUILDING'S EXISTING BASE BUILDING ROOF-TOP HVAC UNITS (AND RELATED MAJOR COMPONENT EQUIPMENT) IDENTIFIED IN EXHIBIT H ATTACHED HERETO AS THE "BASE BUILDING HVAC UNITS", BUT EXCLUDING ANY SPECIALTY UNITS THAT ARE USED IN TENANT'S ASSEMBLY OR MANUFACTURING PROCESSES;

          (b) MAINTENANCE AND REPAIR (INCLUDING REPLACEMENTS) OF (I) THE BUILDING'S ROOFING AND FLASHING (EXCLUDING ANY OF THE ROOF'S STRUCTURAL COMPONENTS), AND (II) THE ASPHALT PAVED PARKING AREAS AND DRIVEWAYS;

          (c) Landscaping and grounds maintenance, including lawn mowing, tree pruning, annual flower planting, snow plowing and sweeping of the parking lot; and the maintenance and repair (but not replacement) of any existing irrigation system; and

          (d) Maintenance of the insurance coverages described in Sections 5.1 and 9.7.

The manner in which Landlord provides the services described in Section 6.1, including the manner in which the Common Areas are maintained and operated and the expenditures therefor shall be at the sole commercially reasonable discretion of Landlord and in accordance with the standards of comparable office/industrial buildings in New Haven County - Shoreline Area (Branford, Guilford, East Haven, New Haven, West Haven and Milford) (the "NEW HAVEN COUNTY SHORELINE AREA"). Landlord shall have the right to approve the utility providers at the Building, which approval shall not be unreasonably withheld, and Tenant shall pay all actual costs associated with all utility services as provided in
Section 5.3 hereof. Landlord's failure to furnish any of such services when such failure is caused by accidents, the making of repairs, alterations or improvements, labor difficulties, difficulty in obtaining adequate service or supplies from the sources from which they are usually obtained for the Building, or governmental constraints or any other cause beyond Landlord's reasonable control, shall not result in any liability to Landlord. Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease.

     6.2 Additional Services. LANDLORD SHALL IMPOSE REASONABLE CHARGES AND MAY ESTABLISH REASONABLE RULES AND REGULATIONS WITH RESPECT TO ANY ADDITIONAL SERVICES THAT ARE REQUESTED AND WHICH LANDLORD AGREES TO SUPPLY TO THE PREMISES.

     6.3 Excessive Current. TENANT SHALL COMPLY WITH THE CONNECTED ELECTRICAL LOAD REASONABLY ESTABLISHED BY LANDLORD FOR THE BUILDING. TENANT AGREES THAT AT ALL TIMES ITS USE OF ELECTRIC CURRENT SHALL NEVER EXCEED THE CAPACITY OF THE FEEDERS TO THE PREMISES OR THE RISERS OR WIRING INSTALLED THEREON. TENANT SHALL NOT, CONNECT ANY EQUIPMENT, TO THE BUILDING'S ELECTRICAL SYSTEM THAT WOULD REQUIRE ELECTRICAL ENERGY IN THE PREMISES IN EXCESS OF THE CAPACITY OF THE EXISTING FEEDERS OR WIRING INSTALLATIONS THEN SERVING THE PREMISES. TENANT ALSO AGREES TO SUPPLY AND REPLACE ALL LAMPS, BULBS, BALLASTS AND STARTERS USED IN THE PREMISES. TENANT SHALL NOT, WITHOUT PRIOR CONSENT OF LANDLORD IN EACH INSTANCE, MAKE OR PERFORM, OR PERMIT THE MAKING OR PERFORMING OF, ANY ALTERATION TO WIRING INSTALLATIONS OR OTHER ELECTRICAL FACILITIES IN OR SERVING THE BUILDING OR ANY ADDITIONS TO THE ELECTRICAL FIXTURES, MACHINES, EQUIPMENT OR OTHER APPLIANCES AT THE BUILDING WHICH UTILIZE ELECTRICAL ENERGY.

     6.4 Maintenance of Common Areas. EXCEPT AS OTHERWISE STATED HEREIN, LANDLORD RESERVES THE RIGHT FROM TIME TO TIME TO (A) MAKE CHANGES IN THE SHAPE, SIZE, LOCATION AND APPEARANCE OF THE LAND AND IMPROVEMENTS WHICH CONSTITUTE THE COMMON AREAS, PROVIDED THAT LANDLORD SHALL NOT MATERIALLY IMPAIR THE TENANT'S ABILITY TO OPERATE ITS BUSINESS, EXCEPT TEMPORARY IMPAIRMENTS REQUIRED BY SAID CHANGES; (B) MAKE SUCH IMPROVEMENTS, ALTERATIONS AND REPAIRS TO THE COMMON AREAS AS MAY BE REQUIRED BY GOVERNMENTAL AUTHORITIES OR BY UTILITY COMPANIES SERVICING THE BUILDING; (C) CONSTRUCT, MAINTAIN AND OPERATE LIGHTING AND OTHER FACILITIES ON ALL SAID AREAS AND IMPROVEMENTS; (D) GRANT EXCLUSIVE PARKING RIGHTS TO PROPERTY TENANTS; AND (E) TO ADD OR REMOVE IMPROVEMENTS AND

FACILITIES TO OR FROM THE COMMON AREAS, PROVIDED THAT LANDLORD SHALL NOT (I) REDUCE THE AMOUNT OF TENANT'S PARKING SPACES NOR RELOCATE TENANT'S EXCLUSIVE SPACES OUTSIDE OF THE EXCLUSIVE PARKING AREA; NOT (II) UNREASONABLY INTERFERE WITH THE CONDUCT OF TENANT'S BUSINESS AT THE PREMISES INCLUDING ACCESS TO AND EGRESS FROM THE PREMISES, PARKING AREA AND THE PROPERTY. THE USE OF THE COMMON AREAS SHALL BE SUBJECT TO SUCH REASONABLE REGULATIONS AND CHANGES THEREIN AS LANDLORD SHALL MAKE FROM TIME TO TIME, INCLUDING (BUT NOT BY WAY OF LIMITATION) THE RIGHT TO CLOSE FROM TIME TO TIME, IF NECESSARY, ALL OR ANY PORTION OF THE COMMON AREAS TO SUCH EXTENT AS MAY BE LEGALLY SUFFICIENT, IN THE REASONABLE OPINION OF LANDLORD'S COUNSEL, TO PREVENT A DEDICATION THEREOF OR THE ACCRUAL OF RIGHTS OF ANY PERSON OR OF THE PUBLIC THEREIN; PROVIDED, HOWEVER, LANDLORD SHALL DO SO AT SUCH TIMES AND IN SUCH MANNER AS SHALL MINIMIZE ANY DISRUPTION TO TENANT TO THE EXTENT REASONABLY POSSIBLE, AND PROVIDED LANDLORD SHALL NOT (I) REDUCE THE AMOUNT OF TENANT'S PARKING SPACES NOR RELOCATE TENANT'S EXCLUSIVE SPACES OUTSIDE OF THE EXCLUSIVE PARKING AREA; NOR (II) UNREASONABLY INTERFERE WITH THE CONDUCT OF TENANT'S BUSINESS AT THE PREMISES INCLUDING ACCESS TO AND EGRESS FROM THE PREMISES, PARKING AREA AND THE PROPERTY.

     6.5 Access to Premises.

          6.5.1 RIGHT OF ENTRY. LANDLORD SHALL HAVE THE RIGHT TO ENTER THE PREMISES WITHOUT ABATEMENT OF RENT AT ALL REASONABLE TIMES UPON REASONABLE PRIOR NOTICE TO TENANT (EXCEPT IN EMERGENCIES WHEN NO ADVANCE NOTICE SHALL BE REQUIRED), (A) TO SUPPLY ANY SERVICE TO BE PROVIDED BY LANDLORD TO TENANT HEREUNDER, (B) TO SHOW THE PREMISES TO LANDLORD'S MORTGAGEE AND TO PROSPECTIVE PURCHASERS, MORTGAGEES AND TO TENANTS IN LAST TWELVE (12) MONTHS OF TERM, (C) TO INSPECT, ALTER, IMPROVE OR REPAIR THE PREMISES AND ANY PORTION OF THE BUILDING, AND (D) TO INTRODUCE CONDUITS, RISERS, PIPES AND DUCTS TO AND THROUGH THE PREMISES, PROVIDED THAT IN EXERCISING ANY SUCH RIGHT, LANDLORD WILL CAUSE ALL SUCH CONDUITS, RISERS, PIPES AND DUCTS TO BE PLACED ABOVE DROPPED CEILINGS, WITHIN WALLS, OR BELOW FLOORS OR IN CLOSETS, TO THE EXTENT REASONABLY PRACTICABLE. IN CONDUCTING ANY SUCH ACTIVITIES, LANDLORD SHALL USE REASONABLE EFFORTS NOT TO DISRUPT THE CONDUCT OF TENANT'S BUSINESS OPERATIONS.

          6.5.2 KEYS. FOR EACH OF THE PURPOSES STATED ABOVE IN THIS SECTION 6.5, LANDLORD SHALL AT ALL TIMES HAVE AND RETAIN A KEY (OR AN ELECTRONIC ACCESS CARD FOR TENANT'S SECURITY SYSTEM) WITH WHICH TO UNLOCK ALL OF THE DOORS IN, UPON AND ABOUT THE PREMISES, EXCLUDING TENANT'S VAULTS AND SAFES, OR SPECIAL SECURITY AREAS. LANDLORD SHALL HAVE THE RIGHT TO USE ANY AND ALL MEANS THAT LANDLORD MAY DEEM NECESSARY OR PROPER TO OPEN SAID DOORS IN AN EMERGENCY, IN ORDER TO OBTAIN ENTRY TO ANY PORTION OF THE PREMISES. LANDLORD AND ITS AGENTS AND REPRESENTATIVES SHALL HAVE THE RIGHT TO ENTER UPON THE PREMISES FOR ANY AND ALL OF THE PURPOSES SET FORTH IN THIS ARTICLE.

                     ARTICLE 7 CONDUCT OF BUSINESS BY TENANT

     7.1 Tenant's Business Operations.

          7.1.1 PERMITTED USES. THE PREMISES SHALL BE USED AND OCCUPIED FOR GENERAL OFFICE, WAREHOUSE AND "LIGHT" MANUFACTURING AND ASSEMBLY PURPOSES ONLY. TENANT SHALL NOT USE OR OCCUPY, OR PERMIT THE USE OR OCCUPANCY OF, THE PREMISES OR ANY PART THEREOF FOR ANY USE OTHER THAN THE SOLE USE SPECIFICALLY SET FORTH ABOVE OR IN ANY ILLEGAL MANNER, OR IN ANY MANNER THAT, IN LANDLORD'S REASONABLE JUDGMENT, WOULD ADVERSELY AFFECT OR INTERFERE WITH ANY SERVICES REQUIRED TO BE FURNISHED BY LANDLORD TO TENANT OR TO ANY OTHER TENANT OR OCCUPANT OF THE BUILDING, OR WITH THE USE AND ENJOYMENT OF ANY PART OF THE BUILDING BY ANY OTHER TENANT OR OCCUPANT. TENANT AGREES THAT IT WILL NOT EXCEED THE MAXIMUM FLOOR-BEARING CAPACITY FOR THE PREMISES.

          7.1.2 Prohibited Actions; Disclosures. Tenant shall not commit or suffer to be committed, any waste upon the Premises or the Property, or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant at the Property. Tenant agrees at all times to cause the Premises to be operated in compliance with all "Applicable Laws" (defined below in Section 7.3), including but not limited to those relating to zoning, environmental protection, health, and safety. Tenant further agrees to promptly cure any such violation at its own expense, and shall furthermore defend and indemnify Landlord, and its mortgagees, and officers, agents, and employees thereof respectively, for any and all liability, loss, costs (including reasonable attorneys' fees and reasonable expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing, except to the extent caused by Landlord, its agents', employees' or contractors' breach of this Lease, gross negligence or willful misconduct. At the request of the Landlord, Tenant shall submit to the Landlord, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for Tenant pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith.

     7.2 Tenant's Personal Property. TENANT SHALL BE RESPONSIBLE FOR ANY AD VALOREM TAXES ON ITS PERSONAL PROPERTY (WHETHER OWNED OR LEASED) AND ON THE VALUE OF ITS LEASEHOLD IMPROVEMENTS IN THE PREMISES (WHICH ARE IN EXCESS OF BUILDING STANDARD IMPROVEMENTS), AND IF THE TAXING AUTHORITIES DO NOT SEPARATELY ASSESS TENANT'S LEASEHOLD IMPROVEMENTS, LANDLORD MAY MAKE A REASONABLE ALLOCATION OF THE IMPOSITIONS TO SUCH IMPROVEMENTS AND CHARGE TENANT FOR THE SAME AS ADDITIONAL RENT.

     7.3 Compliance with Laws. TENANT, AT TENANT'S EXPENSE, SHALL COMPLY PROMPTLY WITH THE LAWS, ORDINANCES, RULES, REGULATIONS AND ORDERS OF ALL GOVERNMENTAL AUTHORITIES IN EFFECT FROM TIME TO TIME DURING THE TERM INCLUDING, WITHOUT LIMITATION, THE AMERICANS WITH DISABILITIES ACT ("ADA"), AND ALL APPLICABLE FEDERAL, STATE AND MUNICIPAL BUILDING, ZONING, FIRE, HEALTH, SAFETY AND ENVIRONMENTAL LAWS (COLLECTIVELY THE "Applicable Laws") THAT SHALL IMPOSE ANY DUTY ON TENANT WITH RESPECT TO THE PREMISES, BUILDING AND COMMON AREAS OR THE USE, OCCUPANCY OR OPERATION THEREOF. TENANT SHALL BE RESPONSIBLE FOR LEGAL COMPLIANCE, INCLUDING THE REQUIREMENTS OF THE ADA, WITH RESPECT TO (A) ANY AND ALL REQUIREMENTS ON ACCOUNT OF TENANT'S USE OF, OR OPERATIONS IN, THE PREMISES, AND (B) ALL ALTERATIONS DESIGNED OR CONSTRUCTED BY TENANT OR ITS CONTRACTORS OR AGENTS THAT AFFECT THE PREMISES OR THE EXISTING BUILDING. TENANT WILL OBTAIN AND MAINTAIN IN FULL FORCE AND EFFECT ANY AND ALL LICENSES AND PERMITS NECESSARY FOR ITS USE. TENANT SHALL MAKE ANY ALTERATIONS IN OR TO THE PREMISES, BUILDING AND COMMON AREAS IN ORDER TO COMPLY WITH THE FOREGOING, WHICH ARE NECESSITATED OR OCCASIONED, IN WHOLE OR IN PART BY THE USE OR OCCUPANCY OR MANNER OF USE, OCCUPANCY OR OPERATION OF THE PREMISES BY TENANT OR ANY OF ITS OFFICERS, EMPLOYEES, AGENTS, CONTRACTORS, INVITEES, LICENSEES OR SUBTENANTS (THE "Tenant Parties").

     7.4 Landlord's Rules and Regulations. TENANT SHALL FAITHFULLY OBSERVE AND COMPLY WITH THE RULES AND REGULATIONS ATTACHED TO THIS LEASE AS EXHIBITS C-1 AND C-2, AND ALL REASONABLE MODIFICATIONS THEREOF AND ADDITIONS THERETO FROM TIME TO TIME PUT INTO EFFECT BY LANDLORD (THE "Rules and Regulations"). TENANT SHALL NOT USE OR PERMIT THE USE OF THE PREMISES IN ANY MANNER THAT WILL TEND TO CREATE WASTE OR A NUISANCE, OR WHICH SHALL TEND TO UNREASONABLY DISTURB OTHER TENANTS OF THE BUILDING. LANDLORD SHALL NOT BE RESPONSIBLE TO TENANT FOR THE NONPERFORMANCE OF ANY OF THE RULES AND REGULATIONS BY ANY OTHER TENANTS OR OCCUPANTS OF THE PROPERTY. LANDLORD SHALL USE REASONABLE EFFORTS TO ENFORCE THE RULES AND REGULATIONS IN A FAIR AND NON-DISCRIMINATORY MANNER. IN THE EVENT OF AN EXPRESS AND DIRECT CONFLICT BETWEEN THE TERMS, COVENANTS, AGREEMENTS AND CONDITIONS OF THIS LEASE AND THE TERMS, COVENANTS, AGREEMENTS AND CONDITIONS OF SUCH RULES AND REGULATIONS, AS MODIFIED AND AMENDED FROM TIME TO TIME BY LANDLORD, THIS LEASE SHALL CONTROL.

     7.5 No Liens. TENANT SHALL KEEP THE PREMISES AND PROPERTY FREE FROM ANY LIENS OR ENCUMBRANCES ARISING OUT OF ANY WORK PERFORMED, MATERIAL FURNISHED OR OBLIGATIONS INCURRED BY OR FOR TENANT OR ANY PERSON OR ENTITY CLAIMING THROUGH OR UNDER TENANT. ANY CLAIM TO, OR LIEN UPON, THE PREMISES OR THE BUILDING ARISING FROM ANY ACT OR OMISSION OF TENANT SHALL ACCRUE ONLY AGAINST THE LEASEHOLD ESTATE OF TENANT AND SHALL BE SUBJECT AND SUBORDINATE TO THE PARAMOUNT TITLE AND RIGHTS OF LANDLORD IN AND TO THE PREMISES AND THE PROPERTY. IF ANY MECHANICS' OR OTHER LIEN SHALL BE FILED AGAINST THE PREMISES OR THE PROPERTY PURPORTING TO BE FOR LABOR OR MATERIAL FURNISHED OR TO BE FURNISHED AT THE REQUEST OF THE TENANT, THEN TENANT SHALL AT ITS EXPENSE CAUSE SUCH LIEN TO BE DISCHARGED OF RECORD BY PAYMENT, BOND OR OTHERWISE, WITHIN THIRTY (30) DAYS AFTER THE FILING THEREOF.

     7.6 Environmental Compliance.

          7.6.1 DEFINED TERMS. AS USED IN THIS LEASE, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

               (a) "HAZARDOUS SUBSTANCES" shall mean (i) any substance that is defined, listed or otherwise classified as a pollutant, toxic substance, hazardous substance, hazardous waste, hazardous material extremely hazardous waste, or words of similar meaning or regulatory effect under any Environmental Laws, including without limitation, "Hazardous Waste" as defined by the federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6901 et seq. and regulations promulgated thereunder; and "Hazardous Substance" as defined by the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") 42 U.S.C. ss.9601 et seq. and regulations promulgated thereunder; and (ii) any substance that may, if not properly used, handled, managed, stored, or disposed of, pollute, contaminate, harm or have any detrimental effect on human health or the environment; including, but not limited to, petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables, explosives and toxic mold.

               (b) "ENVIRONMENTAL LAW(S)" shall mean (i) any one or more (as the context may require) federal, state or local law or regulation, effective during the Term and during any period following the Term during which any Tenant indemnity or other obligation survives as provided in this Lease, relating to the handling, use, control, management, treatment, storage, disposal, release or threat of release of any Hazardous Substance, including without limitation, CERCLA, RCRA, the federal Water Pollution Control Act ("CWA"), 33 U.S.C. ss.1251 et seq., the federal Clean Air Act ("CAA"), 42 U.S.C. ss.ss. 7401 et seq., the Toxic Substances Control Act ("TSCA"), 7 U.S.C. ss. 136 et seq., the Safe Drinking Water Act ("SDWA"), 42 U.S.C. ss. 300f et seq., the Occupation Safety and Health Act of 1970 (the "OSH ACT"), 29 U.S.C. ss. 651 et seq., the Rivers and Harbors Act of 1970, as amended, 33 U.S.C. 401 ss. et seq., and any similar state or local laws, rules or regulations; and/or (ii) any and all requirements arising under applicable federal, state or local laws, statutes, rules, ordinances, codes, common law, licenses, permits, approvals, plans, authorizations, and all applicable judicial, administrative, and regulatory decrees, judgments, and orders, effective during the Term and during any period following the Term during which any Tenant indemnity or other obligation survives as provided in this Lease, relating to the protection of human health or the environment, including without limitation any and all requirements pertaining to reporting, licensing, authorizing, approving, permitting, investigating, and remediating emissions, discharges, releases, or threat of releases of any Hazardous Substances into the indoor or outdoor air, surface water, groundwater, or land, or otherwise into the environment, or relating to the manufacture, operation, processing, distribution, use, treatment, storage, disposal, transport, handling or management of any Hazardous Substance and any and all requirements pertaining to the protection of the health and safety of employees or the public and/or the environment.

               (c) "RELEASE" shall mean any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, dumping, disposing, generating, storing (including storing in above ground or underground storage tanks) or other movement of Hazardous Substances into the environment on, from, under, or within the Premises or Property, or transportation of Hazardous Substances to or from the Premises or Property, including continuing migration of Hazardous Substances into or through soil, surface water or groundwater. "THREATENED RELEASE" shall mean a condition which, if not altered or mitigated, would be likely to result in a Release.

               (d) "GOVERNMENTAL AUTHORITY" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions over the Premises or Property.

          7.6.2 HAZARDOUS SUBSTANCES. TENANT SHALL NOT GENERATE, STORE, DISPOSE OF OR RELEASE, OR PERMIT THE STORAGE, USE, DISPOSAL OR RELEASE OF, ANY HAZARDOUS SUBSTANCES, IN, ABOVE, ON OR UNDER THE PREMISES OR THE PROPERTY (EXCEPT AS EXPRESSLY AUTHORIZED BELOW AND FURTHER EXCEPT FOR CUSTOMARY SUPPLIES MAINTAINED IN AMOUNTS AND IN A MANNER CONSISTENT WITH REASONABLE COMMERCIAL OFFICE PRACTICES IF STORED, USED AND DISPOSED OF, IN ACCORDANCE WITH ALL APPLICABLE LAWS AND FIRE PROTECTION REQUIREMENTS OF ANY BUILDING INSURERS RELATING THERETO). TENANT SHALL REMOVE, CLEAN-UP AND REMEDIATE ANY HAZARDOUS SUBSTANCE ON THE PREMISES IN ACCORDANCE WITH APPLICABLE LAWS, PROVIDED THAT THE PRESENCE OF SUCH HAZARDOUS SUBSTANCE RESULTED FROM THE ACTION OR INACTION OF TENANT OR ANY TENANT PARTIES. TENANT IS AUTHORIZED TO STORE, USE AND DISPOSE OF HAZARDOUS SUBSTANCES ONLY AS REQUIRED FOR THE MANUFACTURING, SERVICING AND REPAIR OF MEDICAL PRODUCTS MANUFACTURED BY TENANT CONSISTENT WITH THE USES EXPRESSLY PERMITTED UNDER SECTION 7.1 HEREOF, SUBJECT TO TENANT'S OBLIGATION (A) TO STORE, USE AND DISPOSE OF ANY SUCH HAZARDOUS SUBSTANCES IN ACCORDANCE WITH THE ENVIRONMENTAL LAWS AND THE OTHER TERMS, CONDITIONS AND COVENANTS OF THIS LEASE AND (B) NOT TO GENERATE MONTHLY QUANTITIES OF HAZARDOUS WASTE (AS THAT TERM IS DEFINED IN RCRA AND THE CONNECTICUT STATUTE) WHICH WOULD CAUSE THE PROPERTY (OR ANY PART THEREOF) TO CONSTITUTE AN "ESTABLISHMENT" (AS DEFINED IN THE CONNECTICUT TRANSFER ACT, C.G.S. SS. 22A-134).

          7.6.3 CONNECTICUT TRANSFER ACT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 7.6, TENANT SHALL NOT TAKE OR PERMIT ANY ACTION THAT WOULD CAUSE THE PREMISES OR PROPERTY TO BECOME AN "ESTABLISHMENT". TENANT SHALL COOPERATE WITH LANDLORD IN SATISFYING ANY LEGAL REQUIREMENTS IMPOSED UPON LANDLORD RELATING TO TENANT'S OPERATIONS, AND, UPON LANDLORD'S WRITTEN REQUEST, SHALL FURNISH COMPLETE INFORMATION TO LANDLORD WITH REGARD TO ITS OPERATIONS. IN CONNECTION WITH ANY "TRANSFER" (AS DEFINED IN THE CONNECTICUT TRANSFER ACT) SUBSEQUENT TO THE COMMENCEMENT DATE, THAT REQUIRES COMPLIANCE WITH THE CONNECTICUT TRANSFER ACT, INCLUDING ANY TRANSFER OF TENANT'S INTEREST IN THE LEASE OR TENANT'S BUSINESS OPERATIONS, OR ANY TRANSFER BY LANDLORD OF THE PREMISES OR THE PROPERTY (OR ANY PORTION THEREOF), TENANT SHALL COMPLY WITH THE CONNECTICUT TRANSFER ACT RELATIVE TO ITS OPERATIONS AT THE PREMISES, AND TENANT SHALL EXECUTE SUCH TRANSFER DOCUMENTS AND CERTIFICATES AS REASONABLY DETERMINED BY LANDLORD TO BE NECESSARY AS A RESULT OF TENANT'S BUSINESS OPERATIONS AND USE OF THE PREMISES IN THE EVENT OF ANY SUCH TRANSFER. IN THE EVENT THAT THE TENANT HAS CAUSED THE PREMISES OR PROPERTY, IN

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     WHOLE OR IN PART, TO MEET THE DEFINITION OF AN ESTABLISHMENT PURSUANT TO
     THE CONNECTICUT TRANSFER ACT, THEN THE TENANT SHALL (I) ACT AS THE CERTIFYING PARTY IN ANY REQUIRED STATEMENT OR FILING UNLESS THE CONNECTICUT TRANSFER ACT REQUIRES ANOTHER PARTY TO DO SO; AND (II) IN ADDITION TO THE ENVIRONMENTAL INDEMNITY BY TENANT PROVIDED BELOW IN SECTION 7.6.9 HEREOF, TENANT SHALL INDEMNIFY, DEFEND AND HOLD FULLY HARMLESS LANDLORD AND ITS GRANTEES AND SUCCESSORS IN INTEREST TO OWNERSHIP OF THE PREMISES FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, SUITS, CLAIMS, ACTIONS, CAUSES OF ACTION, REMEDIATION ORDERS, PROCEEDINGS, DEMANDS, COSTS, PENALTIES, DAMAGES, FINES AND EXPENSES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES, CONSULTANTS' FEES, LABORATORY FEES, REMEDIATION COSTS, AND OTHER COSTS WHICH MAY BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LANDLORD AND ITS GRANTEES AND SUCCESSORS IN INTEREST TO OWNERSHIP OF THE PREMISES ARISING OUT OF OR ON ACCOUNT OF TENANT'S FAILURE TO EXECUTE AND DELIVER ANY SUCH TRANSFER DOCUMENTS AND CERTIFICATES AND ANY INVESTIGATION, REMEDIATION OR MONITORING NECESSARY TO COMPLY WITH THE CONNECTICUT TRANSFER ACT, BUT ONLY TO THE EXTENT THAT SUCH COMPLIANCE WAS REQUIRED AS A RESULT OF AN ACTION TAKEN OR PERMITTED BY TENANT OR ANY TENANT PARTIES THAT CAUSED THE PREMISES TO BECOME AN "ESTABLISHMENT" AS DEFINED IN THE CONNECTICUT TRANSFER ACT.

          7.6.4 NOTICE TO LANDLORD OF RELEASES AND OTHER CONDITIONS. TENANT SHALL IMMEDIATELY NOTIFY LANDLORD IF TENANT BECOMES AWARE OF (A) A RELEASE ON, AT, OR IN THE PREMISES OR PROPERTY; (B) ANY LIEN, NOTICE OR ORDER FROM A GOVERNMENTAL AUTHORITY OR OTHER PERSON ISSUED UNDER ANY ENVIRONMENTAL LAWS AS A RESULT OF THE VIOLATION OR ALLEGED VIOLATION OF ANY ENVIRONMENTAL LAWS BY TENANT OR ANY TENANT PARTIES; AND (C) ANY OCCURRENCE OR CONDITION ON ANY REAL PROPERTY ADJOINING THE PROPERTY THAT COULD CAUSE THE PROPERTY OR ANY PART THEREOF TO BE SUBJECT TO ANY DISCLOSURE REQUIREMENTS UNDER ANY ENVIRONMENTAL LAWS, (D) THE IMPOSITION OF ANY RESTRICTIONS ON THE OWNERSHIP, OCCUPANCY, TRANSFERABILITY OR USE OF THE PROPERTY UNDER ANY ENVIRONMENTAL LAWS, SUCH AS LIENS, INSTITUTIONAL CONTROLS OR DEED RESTRICTIONS. TENANT WILL PROMPTLY FORWARD TO LANDLORD COPIES OF ANY WRITTEN NOTICES FROM ANY SUCH GOVERNMENTAL AUTHORITY OR OTHER PERSONS RECEIVED BY TENANT RELATING TO ALLEGED VIOLATIONS OF ANY ENVIRONMENTAL LAW. TENANT WILL PROMPTLY PAY WHEN DUE ANY FINE OR ASSESSMENT PURSUANT TO THE ENVIRONMENTAL LAWS WHICH ARISES FROM THE ACTS OR OMISSIONS OF TENANT OR ANY TENANT PARTIES ON, AT, OR IN THE PREMISES OR PROPERTY WHICH ARE IN VIOLATION OF ANY ENVIRONMENTAL LAWS AND ANY FINE OR ASSESSMENT PURSUANT TO THE ENVIRONMENTAL LAWS WHICH ARISES FROM A CONDITION AT THE PREMISES OR PROPERTY THAT EXISTED PRIOR TO THE COMMENCEMENT DATE.

          7.6.5 Notice of Claims by Tenant. Tenant shall give written notice to Landlord of any claim, litigation, investigation, administrative enforcement action or proceeding made or threatened and alleging a Release or Threatened Release of Hazardous Substances at the Premises or Property (the "PENDING CLAIM"), or of any investigations or proceedings or inquiries regarding conditions at the Premises or Property before or by any Governmental Authority (including, without limitation, the Connecticut Department of Environmental Protection) with respect to the presence of any Hazardous Substances on the Premises or Property or the migration thereof from or to other property (the "PROCEEDINGS"), promptly after Tenant receives actual knowledge of same, and shall promptly deliver to Landlord any notice of any violation of Environmental Laws by Tenant received by Tenant.

          7.6.6 Prohibited Activities; Remediation. If at any time (a) the operation or use of the Premises by Tenant violates any applicable Environmental Law, (b) Hazardous Substances are Released at, in, on, under or about the Property in violation of any applicable Environmental Law, (c) if Tenant's actions or omissions result in the requirement of any form of cleanup or corrective action of Hazardous Substances on the

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

     Premises or Property (or any other real property adjacent or adjoining the Property), then, Tenant shall take, at Tenant's sole cost and expense, such remedial actions as may be necessary to fully comply with all applicable Environmental Laws. Any such remedial action taken by Tenant ("REMEDIAL WORK"), shall be performed in a manner approved by Landlord by one or more contractors, approved in advance in writing by Landlord, and under the supervision of a consulting engineer approved in advance in writing by Landlord (such approvals not to be unreasonably withheld), and shall be carried out at Tenant's sole cost and expense in full compliance with all Environmental Laws and all requirements of any Governmental Authorities having jurisdiction over such Remedial Work. Such work shall be performed in such manner that it does not result in the imposition upon the Premises or Property of any more stringent or limited restrictions on the ownership, occupancy, transferability or use of the Premises or Property under any Environmental Laws, such as liens, institutional controls or deed restrictions, than existed with regard to the Premises or Property before undertaking the Remedial Work. Any proposed Remedial Work shall be performed pursuant to a remediation plan consistent with the requirements of applicable Environmental Laws and shall be subject to Landlord's prior review and approval which shall not be unreasonably withheld. Tenant shall give Landlord written notice of any Remedial Work to be undertaken by Tenant on or affecting the Premises or Property not less than thirty (30) days prior to commencing such work (unless notice is not practical because of the need for immediate response, in which case Tenant shall notify Landlord in writing immediately upon obtaining actual knowledge of the need for such Remedial Work). All costs and expenses of Remedial Work which is the obligation of Tenant shall be paid by Tenant, including, without limitation, the charges of all contractor(s) and any consulting engineer(s) and the expense of the review by, and supervision of, Landlord's environmental consultant. No consent or approval by Landlord given or withheld in connection with any such Remedial Work, nor any inspection or monitoring by Landlord, shall be deemed to impose any liability on Landlord with respect to such Remedial Work or the manner, quality or sufficiency thereof.

          7.6.7 Access: Inspection. Tenant hereby grants Landlord the right to access to the Premises to inspect the Premises on not less than twenty-four
     (24) hours notice to Tenant (except in the event of an emergency in which case Landlord will use reasonable efforts commensurate with the nature of the emergency condition to give Tenant prior notice) throughout the Term, provided that such notice includes a reasonable basis for such inspection to determine that Tenant is in compliance with Environmental Laws and the provisions of this Article 7 of this Lease. Landlord shall conduct any such inspection in a manner reasonably calculated to cause the least amount of disruption consistent with the nature of the investigation to Tenant's business and other legitimate purposes of occupation.

          7.6.8 Environmental Liens. If a lien is filed against the Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Tenant or for which Tenant is responsible, resulting in the Release or Threatened Release of any Hazardous Substance into the air, waters or onto land located within or without the state where the Property is located, then Tenant shall within thirty (30) days from the date that Tenant receives notice that such lien has been placed against the Property, pay (or otherwise satisfy) the claim and remove the lien. If a lien is filed against the Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Landlord or arising by virtue of a condition existing prior to the Tenant taking occupancy or for which the Landlord is responsible, resulting in the Release or Threatened Release of any Hazardous Substance into the air, waters or onto land located within or without the state where the Property is located, then Landlord shall within thirty (30) days from the date that Landlord receives notice that such lien has been placed against the Property, pay (or otherwise satisfy) the claim and remove the lien.

          7.6.9 Environmental Indemnity by Tenant. In addition to the indemnity arising under Section 7.6.3 in connection with the Connecticut Transfer Act, Tenant shall indemnify, defend, and hold Landlord and any mortgagee of the Property fully harmless, from and against any and all liability, loss, suits, claims, actions, causes of action, remediation orders, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, laboratory fees, remediation costs, and other costs of Remedial Work, and the costs and expenses of investigating and defending any claims or proceedings, resulting from, or attributable to:

               (a) Except to the extent caused by or arising out of the act or omission of the Landlord or a Landlord party, the Release or Threatened Release of any Hazardous Substance at, in, on, under, above, from or affecting the Premises or the Property arising from the action, inaction or negligence of Tenant, its officers, employees, contractors, agents, subtenants or invitees, or arising out the generation, storage, treatment, handling, transportation, disposal or release by Tenant of any Hazardous Substance at or near the Premises or the Property, during any period of ownership of the Property by Tenant preceding the Commencement Date and during the Term,

               (b) any violation(s) by Tenant of any Environmental Law regarding Hazardous Substances, during any period of ownership of the Property by Tenant preceding the Commencement Date and during the term,

               (c) default of any of its agreements under this Section 7.6 of this Lease;

               (d) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to subsections
          (a), (b) or (c) above; or

               (e) any lawsuit brought or threatened against, settlement reached by, or order or directive of or by any Governmental Authority relating to such Hazardous Substances under subsections (a), (b) or (c) above issued against the Landlord. In any action, suit or proceeding brought against Landlord by reason of any matters included with this indemnity, Tenant will, at Tenant's expense, resist and defend such action, suit or proceeding with counsel reasonably acceptable to Landlord. The parties agree that such indemnification by Tenant shall survive the expiration or sooner termination of this Lease.

          7.6.10 Environmental Indemnity by Landlord. Landlord shall indemnify, defend, and hold Tenant fully harmless from and against any and all liability, loss, suits, claims, actions, causes of action, remediation orders, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, laboratory fees, and the costs and expenses of investigating and defending any claims or proceedings, resulting from, or attributable to:

               (a) Except to the extent caused by or arising out of the act or omission of the Tenant or a Tenant Party, the Release of any Hazardous Substances at, in, on, under, above, or from the Premises or the Property caused by the action, inaction or negligence of Landlord, its officers, employees, contractors and agents, during any period of ownership of the Property by Landlord during the Term,

               (b) any other violation(s) by Landlord of any Environmental Law regarding Hazardous Substances on or in the Premises or Property, during any period of ownership of the Property by Landlord during the Term,

               (c) default of any of Landlord's agreements under this Section
          7.6 of this Lease;

               (d) any personal injury (including wrongful death) or property damage (real or personal) resulting from subsections (a) or (b) above; or

               (e) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority resulting from subsections (a) or (b) above. In any action, suit or proceeding brought against Tenant by reason of any matters included with this indemnity, Landlord will, at Landlord's expense, resist and defend such action, suit or proceeding with counsel reasonably acceptable to Tenant. The parties agree that such indemnification by Landlord shall survive the expiration or sooner termination of this Lease.

          7.6.11 Environmental Reports. Tenant shall provide Landlord with all environmental reports, whether or not in draft form and subject to confidentiality requirements, in its possession or commissioned by Tenant prior to and subsequent to the Commencement Date until termination of this Lease. In addition, Tenant agrees to provide Landlord with information reasonably required by Landlord to ascertain that Tenant is in compliance with the Environmental Laws and provisions of Article 7 of this Lease, including but not limited to hazardous waste manifests and reports to state and federal environmental agencies. Upon Landlord's request in writing, Tenant promptly shall furnish additional information to Landlord with regard to any generation, storage, use, or disposal of Hazardous Substances as part of Tenant's operations.

     7.7 Signage. EXCEPT FOR THE EXISTING SIGNAGE AT THE BUILDING, TENANT SHALL NOT HAVE ANY RIGHT TO PLACE ANY SIGN, MONUMENT, ADVERTISING, ANTENNA OR OTHER SIGNAGE OR STRUCTURE AT ANY LOCATION OUTSIDE THE PREMISES AT THE BUILDING OR THE PROPERTY. LANDLORD SHALL HAVE THE RIGHT TO APPROVE OR DISAPPROVE THE CONTENT, DESIGN, SIZE AND LOCATION OF ANY AND ALL SIGNAGE PROPOSED TO BE ERECTED OR MAINTAINED AT THE PREMISES, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD. TENANT SHALL PAY FOR ALL COSTS TO CHANGE SIGNAGE AS A RESULT OF A CHANGE IN THE NAME OF THE BUSINESS OCCUPYING THE PREMISES. IF LANDLORD APPROVES ANY ADDITIONAL SIGNAGE, TENANT SHALL BE REQUIRED TO OBTAIN ANY REQUIRED ZONING AND RELATED APPROVALS FROM APPLICABLE GOVERNMENTAL AUTHORITIES. THE INSTALLATION OF ANY APPROVED SIGNAGE SHALL BE PERFORMED IN A GOOD AND WORKMANLIKE MANNER IN ACCORDANCE WITH ALL APPLICABLE LAWS AND THE TERMS OF THIS LEASE. ANY PERMITTED SINGS INSTALLED ON OR ABOUT THE PREMISES SHALL BE REMOVED AT THE EXPIRATION OR SOONER TERMINATION OF THE TERM OF THIS LEASE AND THE PREMISES PROMPTLY REPAIRED OR RESTORED TO ITS ORIGINAL CONDITIONS WHERE SUCH SIGN HAS BEEN REMOVED. TENANT SHALL PAY ALL EXPENSES, AND ALL LICENSE AND PERMIT FEES RELATING TO THE INSTALLATION AND MAINTENANCE OF AUTHORIZED SIGNS, AND SHALL PAY ALL EXPENSES OF REMOVAL AND COSTS OF REPAIRS RESULTING THEREFROM.

         ARTICLE 8 REPAIR AND MAINTENANCE; ALTERATIONS AND IMPROVEMENTS

     8.1 Landlord's Obligations. SUBJECT TO SECTION 5.6 HEREOF, LANDLORD, AT ITS EXPENSE, SHALL BE RESPONSIBLE TO REPLACE THE FOLLOWING PORTIONS OF THE PROPERTY (THE "Landlord's Replacement Obligations"): (A) BUILDING'S ROOFING AND FLASHING (EXCLUDING ANY OF THE ROOF'S STRUCTURAL COMPONENTS), SUBJECT TO TENANT'S OBLIGATION TO COMPLETE THE "TENANT ROOF REPAIRS" (AS DEFINED BELOW IN SECTION 8.2.5), AT TENANT'S SOLE EXPENSE; (B) EXISTING BASE BUILDING ROOF TOP HVAC UNIT (AND RELATED MAJOR COMPONENT EQUIPMENT) WHICH ARE IDENTIFIED IN EXHIBIT H ATTACHED HERETO AS THE "BASE BUILDING HVAC UNITS", BUT EXCLUDING ANY SPECIALTY UNITS THAT ARE USED IN TENANT'S ASSEMBLY OR MANUFACTURING PROCESSES; AND (C) THE ASPHALT PAVED PARKING AREAS AND DRIVEWAYS, SUBJECT TO TENANT'S OBLIGATION TO

COMPLETE THE "TENANT PAVING REPAIRS" (AS DEFINED IN SECTION 8.2.6), AT TENANT'S SOLE EXPENSE. LANDLORD, IN ITS SOLE DISCRETION, SHALL DETERMINE WHETHER THE CONDITION OF ANY OF THE FOREGOING ITEMS WILL BE ADDRESSED BY REPAIR OR REPLACEMENT. THE DECISION, MANNER AND SCHEDULING OF ANY REPAIR OR REPLACEMENT INVOLVED IN LANDLORD'S REPLACEMENT OBLIGATIONS SHALL BE IN LANDLORD'S SOLE DISCRETION. LANDLORD AGREES THAT IT SHALL UNDERTAKE LANDLORD'S REPLACEMENT OBLIGATIONS IN A MANNER REASONABLY CALCULATED TO CAUSE THE LEAST AMOUNT OF DISRUPTION OF TENANT'S BUSINESS OPERATION CONSISTENT WITH THE NATURE OF THE CONSTRUCTION ACTIVITY AND NORMAL CONSTRUCTION PRACTICE. EXCEPT FOR LANDLORD'S REPLACEMENT OBLIGATIONS AND THE SERVICES TO BE PROVIDED BY LANDLORD AS DESCRIBED IN SECTION 6.1 HEREOF, AND AS OTHERWISE SET FORTH IN THIS LEASE, WHICH SHALL BE AT TENANT'S COST AND EXPENSE, LANDLORD SHALL NOT HAVE ANY OBLIGATIONS TO MAINTAIN OR REPAIR (INCLUSIVE OF ANY REPLACEMENTS) THE PREMISES, BUILDING OR PROPERTY. THE COST OF THE MAINTENANCE AND REPAIR PERFORMED BY LANDLORD UNDER
SECTION 6.1 HEREOF SHALL BE INCLUDED IN OPERATING EXPENSES AND SHALL BE SUBJECT TO REIMBURSEMENT UNDER ARTICLE 5 HEREOF. MAINTENANCE AND REPAIR EXPENSES PAID OR INCURRED BY LANDLORD CAUSED BY TENANT'S WILLFUL MISCONDUCT OR NEGLIGENT ACTS OR OMISSIONS SHALL BE PAID DIRECTLY TO LANDLORD BY TENANT IN ACCORDANCE WITH
SECTION 4.4.

     8.2 Tenant's Obligations.

          8.2.1 MAINTENANCE AND REPAIR. EXCEPT FOR THOSE REPLACEMENTS THAT COMPRISE LANDLORD'S REPLACEMENT OBLIGATIONS UNDER SECTION 8.1 ABOVE, AND THE SERVICES PROVIDED BY LANDLORD AS DESCRIBED IN SECTIONS 5.6 AND SECTION
     6.1 HEREOF (WHICH SHALL BE SUBJECT TO REIMBURSEMENT BY TENANT AS OPERATING EXPENSES AS PROVIDED BY SECTION 5.1 HEREOF), TENANT, AT TENANT'S COST AND EXPENSE, SHALL KEEP THE PREMISES, BUILDING AND COMMON AREAS IN GOOD REPAIR AND MAINTENANCE AT ALL TIMES, AND TENANT SHALL ALSO BE RESPONSIBLE, AT ITS COST AND EXPENSE, TO MAKE ALL REPAIRS, REPLACEMENTS AND CAPITAL IMPROVEMENTS NECESSARY TO PRESERVE THE PREMISES, BUILDING AND COMMON AREAS IN GOOD WORKING ORDER AND IN A CLEAN, SAFE AND SANITARY CONDITION, INCLUDING, WITHOUT LIMITATION:

               (a) ALL STRUCTURAL COMPONENTS OF THE BUILDING, INCLUDING THE ROOF, EXTERIOR LOAD BEARING WALLS, FOOTINGS FOUNDATION, COLUMNS, BEAMS AND FLOOR AND CEILING SLABS;

               (b) all Building doors, exterior and interior glass, windows locks, loading docks (including dock doors and related equipment) and signage;

               (c) all roof-top HVAC units (and related component equipment);

               (d) all electrical, mechanical, HVAC, fire protection, sprinkler, plumbing, and telecommunications systems (including all component facilities, fixtures and devices) located within the Building; and Building elevators (if any);

               (e) all utility and other systems serving the Building (and component equipment) including water, sewer, natural gas, electric, fuel, oil, steam and chilled water;

               (f) all elevators, columns, beams, shafts (including elevator shafts), stairs, stairwells, paved parking areas, driveways, sidewalks and curbs;

               (g) janitorial and cleaning services; trash, garbage and refuse removal; and pest extermination;

               (h) landscaping and grounds maintenance, including lawn moving, tree pruning, annual flower planting, snow plowing and sweeping of the parking lot; and the maintenance and repair (and replacement) of any existing irrigation system; and

               (i) all Building and Premises security as required by Tenant (in its discretion) for its own business operations.

          8.2.2 LANDLORD'S SERVICES. DURING THE TERM LANDLORD SHALL PROVIDE THE SERVICES STATED IN SECTION 6.1 HEREOF, AT TENANT'S EXPENSE, AND SUCH PERFORMANCE BY LANDLORD SHALL FULFILL TENANT'S OBLIGATIONS UNDER SUBSECTION
     8.2.1 WITH RESPECT TO THOSE ITEMS.

          8.2.3 LANDLORD'S RIGHT TO PERFORM. TENANT SHALL ALSO REPAIR, AT ITS COST, ALL DETERIORATIONS OR DAMAGES TO THE PROPERTY OCCASIONED BY ITS NEGLIGENT ACTS OR OMISSIONS OR WILLFUL MISCONDUCT. IF TENANT DOES NOT MAKE REPAIRS TO THE PROPERTY THAT ARE TENANT'S RESPONSIBILITY UNDER THIS SECTION
     8.2 WITHIN THIRTY (30) DAYS FOLLOWING DEFAULT NOTICE FROM LANDLORD, LANDLORD MAY, BUT NEED NOT, MAKE SUCH REPAIRS, AND TENANT SHALL PAY THE COST THEREOF AS PROVIDED IN SECTION 7.6 HEREOF. ALL REPAIRS AND REPLACEMENTS MADE BY OR ON BEHALF OF TENANT SHALL BE MADE AND PERFORMED IN ACCORDANCE WITH THE "Construction Standards" (AS DEFINED IN SECTION 8.3).

          8.2.3 Replacements. Tenant's obligations to maintain and repair the Property includes the responsibility for all capital repairs and capital replacements, excluding those matters that comprise Landlord's Replacement Obligations. The HVAC units that are used by Tenant for its assembly or manufacturing processes and which are not subject to Landlord's Replacement Obligations (the "TENANT HVAC UNITS") are also identified in Exhibit H attached hereto; Tenant is responsible for the maintenance, repair and replacement of such Tenant HVAC Units at Tenant's sole expense.

          8.2.4 Construction of Additional Parking Spaces. Tenant acknowledges that: (a) the Town of Branford (the "TOWN") Planning and Zoning Commission's approval of Tenant's application to construct the Building and related site improvements, as evidenced by its Notice of Decision dated April 17, 1998, permitted a temporary waiver of Tenant's obligation to construct twelve (12) of the required parking spaces (the "DEFERRED PARKING SPACES"), and (b) such waiver is effective until the Town issues a notice requiring the construction of such Deferred Parking Spaces at the Property (the "DEFERRED PARKING CONSTRUCTION NOTICE"), at which time the owner of the Property must construct the Deferred Parking Spaces in compliance with the Town's requirements and applicable laws. Landlord and Tenant agree that if the Town issues a Deferred Parking Construction Notice during the Term,
     (i) Landlord will comply with the requirements thereof to construct the Deferred Parking Spaces on the Property, and (ii) Tenant shall reimburse Landlord for all of the actual "hard" and "soft" costs and expenses paid by Landlord in connection with the work required to comply with the Deferred Parking Construction Notice and construct the Deferred Parking Spaces, inclusive of any related grading and site work, (the "PARKING CONSTRUCTION EXPENSES"), and such payments shall constitute Additional Rent hereunder and shall be due and payable not later than thirty (30) days following completion of the Deferred Parking Spaces and Landlord's delivery of its billing statement to Tenant for the Parking Construction Expenses.

          8.2.5 Tenant's Roof Repairs. Notwithstanding anything contained in
     Section 6.1 of this Lease to the contrary, Tenant, at its sole expense, and in accordance with the applicable terms and conditions of the existing Building roof warranty, shall complete the construction work necessary to repair and correct the following roof conditions and components not later than October 31, 2007: (a) open seams, (b) open t-patches, (c) open corners, (d) flashing, and (e) caulking, which items are identified in that certain letter from M. Gottfried, Inc. to Davis Marcus Management, Inc. dated July 9, 2007 referenced as "Roof Report 44 East Industrial Road, Branford, Connecticut" (the "TENANT ROOF REPAIRS"). The Tenant Roof Repairs shall be done in a good and workmanlike manner by a roofing contractor licensed in the State of

     Connecticut that is approved by the manufacturer of the Building roof as qualified to perform such work such that the Building roof warranty is not adversely affected in any respect on account of the performance of such work and otherwise in compliance with the terms and conditions of this Lease. Landlord shall thereafter be responsible during the Term for roofing repairs of this type pursuant to its obligations under Section 6.1 of this Lease, and the expenses incurred by Landlord in connection therewith shall constitute Operating Expenses for which Landlord has the right to reimbursement from Tenant pursuant to Sections 5.1 and 5.2 of this Lease, subject to the operation of Section 8.1 hereof to the extent that any matters affecting the roofing or flashing may constitute Landlord's Replacement Obligations.

          8.2.6 Tenant's Parking Facility Repairs. Notwithstanding anything contained in Section 6.1 of this Lease to the contrary, Tenant, at its sole expense, shall complete the construction work necessary to patch, seal and repair all paved parking areas and driveways at the Property not later than October 31, 2007, (the "TENANT PAVING REPAIRS"). The Tenant Paving Repairs shall be done in a good and workmanlike manner by a paving contractor licensed in the State of Connecticut and otherwise in compliance with the terms and conditions of this Lease. Landlord shall thereafter be responsible during the Term for repairs of the asphalt paved parking areas and driveways of this type pursuant to its obligations under Section 6.1 of this Lease, and the expenses incurred by Landlord in connection therewith shall constitute Operating Expenses for which Landlord has the right to reimbursement from Tenant pursuant to Sections 5.1 and 5.2 of this Lease.

     8.3 Tenant's Alterations.

          8.3.1 LANDLORD'S CONSENT FOR ALTERATIONS. TENANT SHALL NOT MAKE OR PERMIT ANY IMPROVEMENTS, INSTALLATIONS, ALTERATIONS OR ADDITIONS ("Alterations") IN OR TO THE PREMISES, THE BUILDING OR THE PROPERTY THAT INVOLVE OR AFFECT THE ROOF OR ANY STRUCTURAL PORTIONS OF THE PREMISES OR THE BUILDING (THE "Building Structure") OR ANY OF THE BUILDING'S HVAC, MECHANICAL, ELECTRICAL, TELECOMMUNICATIONS, CABLING, PLUMBING OR OTHER SYSTEMS OR EQUIPMENT (THE "Building Systems"). TENANT MAY MAKE ALTERATIONS TO THE PREMISES THAT DO NOT INVOLVE OR AFFECT THE BUILDING STRUCTURE OR THE BUILDING SYSTEMS, SUBJECT TO LANDLORD'S PRIOR WRITTEN CONSENT. LANDLORD'S PRIOR WRITTEN CONSENT SHALL NOT BE REQUIRED FOR MINOR, NON-STRUCTURAL ALTERATIONS IN THE PREMISES FOR WHICH TENANT PROVIDES ADVANCE NOTICE TO LANDLORD AND WHICH DO NOT EXCEED $75,000.00 IN THE AGGREGATE ON AN ANNUAL BASIS. AT THE EXPIRATION OF THE TERM, LANDLORD MAY REQUIRE THE REMOVAL OF ANY OR ALL OF SAID ALTERATIONS AND THE RESTORATION OF THE PREMISES AND THE PROPERTY TO THEIR PRIOR CONDITION, AT TENANT'S EXPENSE IN ACCORDANCE WITH
     SECTION 8.5.

          8.3.2 CONSTRUCTION STANDARDS. ALL ALTERATIONS MADE BY OR ON BEHALF OF TENANT SHALL BE MADE AND PERFORMED: (A) AT TENANT'S COST AND EXPENSE AND AT SUCH TIME AND IN SUCH MANNER AS LANDLORD MAY DESIGNATE, (B) BY CONTRACTORS OR MECHANICS APPROVED BY LANDLORD, WHO SHALL CARRY LIABILITY INSURANCE OF A TYPE AND IN SUCH AMOUNTS AS LANDLORD SHALL REASONABLY REQUIRE, NAMING LANDLORD (AND ITS AFFILIATED MANAGEMENT COMPANY) AND TENANT AS ADDITIONAL INSUREDS, (C) IN A GOOD AND WORKMANLIKE MANNER, (D) SO THAT SAME SHALL BE AT LEAST EQUAL IN QUALITY, VALUE, AND UTILITY TO THE ORIGINAL WORK OR INSTALLATION, (E) IN ACCORDANCE WITH THE RULES AND REGULATIONS FOR THE BUILDING ADOPTED BY LANDLORD FROM TIME TO TIME AND IN ACCORDANCE WITH ALL APPLICABLE LAWS, AND (F) PURSUANT TO PLANS, DRAWINGS AND SPECIFICATIONS ("Tenant's Plans") WHICH HAVE BEEN REVIEWED AND APPROVED BY LANDLORD PRIOR TO THE COMMENCEMENT OF THE REPAIRS OR REPLACEMENTS AND APPROVED BY, AND FILED WITH, ALL APPLICABLE GOVERNMENTAL AUTHORITIES, AND SUBJECT TO ALL OTHER TERMS AND CONDITIONS OF THIS LEASE, INCLUDING, BUT NOT LIMITED TO,
     SECTION 7.5 (COLLECTIVELY THE "Construction Standards"). ALL ALTERATIONS MADE BY TENANT SHALL BECOME, UPON INSTALLATION, THE PROPERTY OF LANDLORD AND REMAIN UPON AND BE SURRENDERED WITH THE PREMISES AT THE EXPIRATION OF THE LEASE TERM, UNLESS LANDLORD

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     REQUIRES THEIR REMOVAL PURSUANT TO SECTION 8.5. LANDLORD AGREES NOT TO
     UNREASONABLY WITHHOLD ANY APPROVALS REQUESTED UNDER THIS SUBSECTION 8.3.2.

     8.4 Tenant's Property. TENANT'S TRADE FIXTURES, FURNISHINGS, EQUIPMENT, WIRING AND PERSONAL PROPERTY PLACED IN THE PREMISES (THE "Tenant's PROPERTY") SHALL BE REMOVED BY TENANT, AT TENANT'S COST AND EXPENSE, AT THE EXPIRATION OF THE TERM. IN CONNECTION WITH SUCH REMOVAL, TENANT SHALL REPAIR ANY DAMAGE TO THE PREMISES OR THE BUILDING CAUSED BY SUCH REMOVAL. ANY OF TENANT'S PROPERTY NOT REMOVED FROM THE PREMISES PRIOR TO THE EXPIRATION DATE SHALL, AT LANDLORD'S OPTION, BECOME THE PROPERTY OF LANDLORD OR LANDLORD MAY REMOVE SUCH TENANT'S PROPERTY, AND TENANT SHALL PAY TO LANDLORD, LANDLORD'S COST OF REMOVAL AND OF ANY REPAIRS IN CONNECTION THEREWITH IN ACCORDANCE WITH SUBSECTION 4.4.2 HEREOF.

     8.5 Ownership and Removal. ALL APPURTENANCES, ADDITIONS, FIXTURES AND IMPROVEMENTS ATTACHED TO OR INSTALLED IN OR UPON THE PREMISES, WHETHER PLACED THERE BY TENANT OR BY LANDLORD, SHALL BE LANDLORD'S PROPERTY AND SHALL REMAIN UPON THE PREMISES AT THE TERMINATION OF THIS LEASE BY LAPSE OF TIME OR OTHERWISE WITHOUT COMPENSATION OR ALLOWANCE OR CREDIT TO TENANT. LANDLORD MAY REQUIRE TENANT, AT TENANT'S EXPENSE, TO REMOVE ANY OF TENANT'S PROPERTY OR ALTERATIONS WHICH HAVE BEEN ATTACHED TO OR INSTALLED IN THE PREMISES UNLESS LANDLORD CONSENTS TO A WRITTEN REQUEST FROM TENANT AT THE TIME OF ITS APPROVAL OF THE TENANT'S PLANS THAT A BUILDING STANDARD, NON-SPECIALTY INSTALLATION NEED NOT BE SO REMOVED. IF TENANT FAILS TO REMOVE ANY TENANT PROPERTY OR ALTERATIONS THAT TENANT IS REQUIRED TO REMOVE PURSUANT TO THIS SECTION 8.5 BY THE EXPIRATION DATE, OR THE SOONER DATE OF TERMINATION OF THIS LEASE, THEN LANDLORD MAY REMOVE THE SAME AND TENANT SHALL PAY TO LANDLORD THE COST OF SUCH REMOVAL AND THE COST OF ANY REPAIRS OF ANY DAMAGE TO THE PREMISES OR BUILDING IN CONNECTION THEREWITH.

     8.6 Surrender. UPON THE EXPIRATION OR SOONER TERMINATION OF THE TERM, TENANT WILL QUIETLY AND PEACEFULLY SURRENDER TO LANDLORD THE PREMISES IN AS GOOD CONDITION AS THE PREMISES WERE IN AS OF THE COMMENCEMENT DATE, ORDINARY WEAR AND TEAR EXCEPTED, AND OTHERWISE AS IS REQUIRED IN ARTICLE 8. IN ADDITION, AT SUCH TIME TENANT SHALL REMOVE ALL HAZARDOUS SUBSTANCES STORED, OR DISPOSED OF, OR GENERATED BY TENANT IN ITS USE OR OPERATION OF THE PREMISES AND ALL EQUIPMENT AND MATERIALS CONTAMINATED OR AFFECTED BY SUCH HAZARDOUS SUBSTANCES IN CONFORMITY WITH THE HAZARDOUS SUBSTANCE LAWS. TENANT SHALL SURRENDER THE PREMISES TO LANDLORD AT THE END OF THE TERM HEREOF, WITHOUT NOTICE OF ANY KIND, AND TENANT WAIVES ALL RIGHT TO ANY SUCH NOTICE AS MAY BE PROVIDED UNDER ANY LAWS NOW OR HEREAFTER IN EFFECT IN CONNECTICUT.

     8.7 Tenant's Failure to Maintain. IF LANDLORD GIVES TENANT WRITTEN DEFAULT NOTICE OF THE NECESSITY OF ANY REPAIRS OR REPLACEMENTS REQUIRED TO BE MADE UNDER
SECTION 8.2 AND TENANT FAILS TO COMMENCE DILIGENTLY TO CURE THE SAME WITHIN THIRTY (30) DAYS THEREAFTER (EXCEPT THAT NO NOTICE WILL BE REQUIRED IN CASE OF ANY EMERGENCY REPAIR OR REPLACEMENT NECESSARY TO PREVENT SUBSTANTIAL DAMAGE OR DETERIORATION), AND SUCH ADDITIONAL CURE PERIOD AS MAY BE PERMITTED UNDER THE DEFAULT SECTION OF THIS LEASE, IF THE NATURE OF REPAIR AND REPLACEMENT REQUIRES AN ADDITIONAL PERIOD TO COMPLETE, LANDLORD, AT ITS OPTION AND IN ADDITION TO ANY OTHER REMEDIES, MAY PROCEED TO MAKE SUCH REPAIRS OR REPLACEMENTS AND THE EXPENSES INCURRED BY LANDLORD IN CONNECTION THEREWITH PLUS TEN PERCENT (10%) THEREOF FOR LANDLORD'S SUPERVISION, SHALL BE DUE AND PAYABLE FROM TENANT IN ACCORDANCE WITH SECTION 4.4 HEREOF, AS ADDITIONAL RENT; PROVIDED, THAT, LANDLORD'S MAKING ANY SUCH REPAIRS OR REPLACEMENTS SHALL NOT BE DEEMED A WAIVER OF TENANT'S DEFAULT IN FAILING TO MAKE THE SAME.

                               ARTICLE 9 INSURANCE

     9.1 Tenant's Insurance. TENANT, AT ITS OWN EXPENSE, SHALL PROVIDE AND KEEP IN FORCE WITH COMPANIES WHICH ARE RATED A/XV OR BETTER BY A.M. BEST COMPANY AND LICENSED IN THE STATE OF CONNECTICUT: (A) COMBINED SINGLE LIMIT COMMERCIAL GENERAL LIABILITY

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INSURANCE INSURING AGAINST LIABILITY FOR BODILY INJURY AND PROPERTY DAMAGE,
INCLUDING CONTRACTUAL LIABILITY, IN THE AMOUNT OF $2,000,000.00 PER OCCURRENCE/$4,000,000.00 ANNUAL AGGREGATE LIMIT; (B) "SPECIAL FORM" PROPERTY INSURANCE, INCLUDING STANDARD FIRE AND EXTENDED COVERAGE INSURANCE, IN AMOUNTS NECESSARY TO PROVIDE REPLACEMENT COST COVERAGE, FOR TENANT'S PROPERTY, MACHINERY, ELECTRONIC DATA, FURNITURE, FURNISHINGS AND ANY ALTERATIONS IN WHICH TENANT HAS AN INSURABLE PROPERTY INTEREST, INCLUDING, WITHOUT LIMITATION, VANDALISM AND MALICIOUS MISCHIEF AND SPRINKLER LEAKAGE COVERAGE, AND "ALL RISK" BUILDER'S RISK INSURANCE, COMPLETED VALUE, NON-REPORTING FORM AT ANY TIME THAT TENANT HAS COMMENCED CONSTRUCTION OF ANY LEASEHOLD IMPROVEMENTS OR ANY ALTERATIONS, AND AT ANY TIME ANY OTHER CONSTRUCTION ACTIVITIES ARE UNDERWAY AT THE PREMISES; (C) PLATE GLASS INSURANCE FOR THE PREMISES; (D) WORKERS' COMPENSATION INSURANCE IN STATUTORY LIMITS AS REQUIRED BY APPLICABLE LAW; AND
(E) ANY OTHER INSURANCE REASONABLY REQUIRED BY LANDLORD. AT LANDLORD'S REQUEST, THE AMOUNTS AND KINDS OF INSURANCE COVERAGES DESCRIBED HEREIN MAY BE REASONABLY INCREASED OR EXPANDED TO REFLECT (I) AMOUNTS AND COVERAGES THEN TYPICALLY BEING CARRIED FOR SIMILAR BUSINESS OPERATIONS IN INSTITUTIONALLY OWNED OR FINANCED PROPERTIES; OR (II) AMOUNTS AND COVERAGE REQUIRED BY LANDLORD'S MORTGAGEE.

     9.2 Delivery of Policies. EACH SUCH INSURANCE POLICY SHALL (A) BE PROVIDED IN FORM, SUBSTANCE AND AMOUNTS (WHERE NOT ABOVE STATED) SATISFACTORY TO LANDLORD AND TO LANDLORD'S MORTGAGEE; (B) SPECIFICALLY INCLUDE THE LIABILITY ASSUMED HEREUNDER BY TENANT (PROVIDED THAT THE AMOUNT OF SUCH INSURANCE SHALL NOT BE CONSTRUED TO LIMIT THE LIABILITY OF TENANT HEREUNDER); (C) PROVIDE THAT IT IS PRIMARY INSURANCE, AND NOT EXCESS OVER OR CONTRIBUTORY WITH ANY OTHER VALID, EXISTING AND APPLICABLE INSURANCE IN FORCE FOR OR ON BEHALF OF LANDLORD; AND (D) PROVIDE THAT LANDLORD SHALL RECEIVE THIRTY (30) DAYS' WRITTEN NOTICE FROM THE INSURER PRIOR TO ANY CANCELLATION OR CHANGE OF COVERAGE. TENANT SHALL DELIVER POLICIES OF SUCH INSURANCE OR CERTIFICATES THEREOF TO LANDLORD ON OR BEFORE THE COMMENCEMENT DATE, AND THEREAFTER AT LEAST THIRTY (30) DAYS BEFORE THE EXPIRATION DATES OF EXPIRING POLICIES. ALL SUCH INSURANCE CERTIFICATES SHALL PROVIDE THAT LANDLORD, ITS MORTGAGEES, ANY GROUND LESSORS AND LANDLORD'S MANAGING AGENT SHALL EACH BE NAMED AS AN ADDITIONAL INSURED.

     9.3 Increased Insurance Risk. TENANT SHALL NOT DO OR PERMIT ANYTHING TO BE DONE, OR KEEP OR PERMIT ANYTHING TO BE KEPT IN THE PREMISES, WHICH WOULD: (A) BE IN VIOLATION OF ANY GOVERNMENTAL LAW, REGULATION OR REQUIREMENT, (B) INVALIDATE OR BE IN CONFLICT WITH THE PROVISION OF ANY FIRE OR OTHER INSURANCE POLICIES COVERING THE BUILDING OR ANY PROPERTY LOCATED THEREIN, (C) RESULT IN A REFUSAL BY FIRE INSURANCE COMPANIES OF GOOD STANDING TO INSURE THE BUILDING OR ANY SUCH PROPERTY IN AMOUNTS REQUIRED BY LANDLORD'S MORTGAGEE (AS HEREINAFTER DEFINED) OR REASONABLY SATISFACTORY TO LANDLORD, (D) SUBJECT LANDLORD TO ANY LIABILITY OR RESPONSIBILITY FOR INJURY TO ANY PERSON OR PROPERTY BY REASON OF ANY BUSINESS OPERATION BEING CONDUCTED IN THE PREMISES, OR (E) CAUSE ANY INCREASE IN THE FIRE INSURANCE RATES APPLICABLE TO THE PROPERTY OR PROPERTY LOCATED THEREIN AT THE BEGINNING OF THE TERM OR AT ANY TIME THEREAFTER. TENANT, AT TENANT'S EXPENSE, SHALL COMPLY WITH ALL RULES, ORDERS, REGULATIONS OR REQUIREMENTS OF THE INSURANCE SERVICES OFFICE ("ISO") AND WITH ANY SIMILAR BODY THAT SHALL HEREAFTER PERFORM THE FUNCTION OF THE ISO. IN THE EVENT THAT ANY USE OF THE PREMISES BY TENANT INCREASES SUCH COST OF INSURANCE, LANDLORD SHALL GIVE TENANT WRITTEN NOTICE OF SUCH INCREASE AND A REASONABLE OPPORTUNITY TO CURE ITS USE TO PREVENT SUCH INCREASE; PROVIDED, HOWEVER, IF TENANT FAILS TO DO SO, TENANT SHALL PAY SUCH INCREASED COST TO LANDLORD IN ACCORDANCE WITH SECTION 4.4 HEREOF. ACCEPTANCE OF SUCH PAYMENT SHALL NOT BE CONSTRUED AS A CONSENT BY LANDLORD TO TENANT'S SUCH USE, OR LIMIT LANDLORD'S REMEDIES UNDER THIS LEASE.

     9.4 Tenant's Indemnity. TENANT SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD, ALL MEMBERS, OFFICERS, DIRECTORS, PARTNERS, OF LANDLORD, MORTGAGEES OF THE PROPERTY FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, DAMAGES, COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES), CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS OR JUDGMENTS OF ANY NATURE ARISING FROM OR WITH RESPECT TO (A) ANY INJURY TO OR

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DEATH OF ANY PERSON OR DAMAGE TO OR LOSS OF PROPERTY IN, ON OR ABOUT THE
PREMISES OR CONNECTED WITH THE USE, CONDITION OR OCCUPANCY OF ANY THEREOF, (B) ANY BREACH OR VIOLATION BY TENANT OF ANY OF THE TERMS, CONDITIONS OR PROVISIONS OF THIS LEASE, (C) ANY ACT, OMISSION, FAULT, MISCONDUCT, NEGLIGENCE OR VIOLATION OF APPLICABLE LAWS AND REGULATIONS BY TENANT OR ANY TENANT PARTIES; (D) ANY HAZARDOUS SUBSTANCES OR OTHER POLLUTANTS BROUGHT, GENERATED, STORED, USED, INSTALLED, DISPOSED OF, SPILLED, RELEASED, EMITTED OR DISCHARGED ON, IN OR FROM THE PREMISES OR THE PROPERTY, WHICH HAZARDOUS SUBSTANCES WERE RELEASED BY TENANT OR ANY TENANT PARTIES, IN VIOLATION OF SECTION 7.6 OR OTHERWISE, (E) ANY CONSTRUCTION OR OTHER WORK BY TENANT ON OR ABOUT THE PREMISES PURSUANT TO
ARTICLE 8 OR OTHERWISE, EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR BREACH OF LEASE BY LANDLORD, ITS AGENTS, EMPLOYEES OR CONTRACTORS. IN CASE ANY ACTION, SUIT OR PROCEEDING IS BROUGHT AGAINST LANDLORD BY REASON OF ANY SUCH OCCURRENCE, TENANT WILL, AT TENANT'S EXPENSE, RESIST AND DEFEND SUCH ACTION, SUIT OR PROCEEDING OR CAUSE THE SAME TO BE RESISTED OR DEFENDED BY COUNSEL REASONABLY APPROVED BY LANDLORD. THE FOREGOING INDEMNITY SHALL NOT APPLY TO ANY LIABILITY ASSERTED BY AN INDEMNIFIED PARTY IDENTIFIED HEREIN IF SUCH INDEMNIFIED PARTY IS RESPONSIBLE FOR THE LIABILITIES THAT ARE ASSERTED AGAINST THE INDEMNIFYING PARTY.

     9.5 Tenant's Use and Occupancy. TENANT'S USE AND OCCUPANCY OF THE PREMISES AND THE PROPERTY AND USE BY ALL TENANT PARTIES, AND ALL TENANT'S AND SAID PARTIES' FURNISHINGS, FIXTURES, EQUIPMENT, IMPROVEMENTS, MATERIALS, SUPPLIES, INVENTORY, EFFECTS AND PROPERTY OF EVERY KIND, NATURE AND DESCRIPTION WHICH, DURING THE CONTINUANCE OF THIS LEASE OR ANY OCCUPANCY OF THE PREMISES BY TENANT OR ANYONE CLAIMING UNDER TENANT, MAY BE IN, ON OR ABOUT THE PREMISES, SHALL BE AT TENANT'S AND SAID PARTIES' SOLE RISK AND HAZARD, EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR BREACH OF LEASE BY LANDLORD, ITS AGENTS, EMPLOYEES OR CONTRACTORS. LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PARTY FOR INJURY TO OR DEATH OF ANY PERSON OR DAMAGE TO OR DESTRUCTION OF ANY PROPERTY IN, ON OR ABOUT THE PREMISES, NOR FOR ANY INTERRUPTION IN TENANT'S USE OF THE PREMISES OR THE CONDUCT OF ITS BUSINESS THEREIN, NOR FOR ANY OTHER LOSSES, DAMAGES, COSTS, EXPENSES OR LIABILITIES WHATSOEVER, INCLUDING WITHOUT LIMITATION WHERE CAUSED BY FIRE, WATER, EXPLOSION, COLLAPSE, THE LEAKAGE OR BURSTING OF WATER, STEAM, OR OTHER PIPES, ANY ENVIRONMENTAL OR OTHER CONDITION IN, ON, OR ABOUT THE PREMISES, OR ANY OTHER EVENT, OCCURRENCE, CONDITION OR CAUSE, EXCEPT TO THE EXTENT CAUSED BY THE WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR BREACH OF LEASE BY LANDLORD, ITS AGENTS, EMPLOYEES OR CONTRACTORS.

     9.6 Waiver of Claims.

          9.6.1 MUTUAL WAIVER. LANDLORD AND TENANT HEREBY AGREE AND HEREBY WAIVE ANY AND ALL RIGHTS OF RECOVERY AGAINST EACH OTHER FOR LOSS OR DAMAGE OCCURRING TO THE PREMISES OR THE PROPERTY OR ANY OF LANDLORD'S OR TENANT'S PROPERTY CONTAINED THEREIN REGARDLESS OF THE CAUSE OF SUCH LOSS OR DAMAGE TO THE EXTENT THAT THE LOSS OR DAMAGE IS COVERED BY THE INJURED PARTY'S INSURANCE OR THE INSURANCE THE INJURED PARTY IS REQUIRED TO CARRY UNDER THIS LEASE, WHICHEVER IS GREATER (WITHOUT REGARD TO ANY DEDUCTIBLE PROVISION IN ANY POLICY). THIS WAIVER DOES NOT APPLY TO CLAIMS CAUSED BY A PARTY'S WILLFUL MISCONDUCT. THIS WAIVER ALSO APPLIES TO EACH PARTY'S DIRECTORS, OFFICERS, EMPLOYEES, SHAREHOLDERS, AND AGENTS.

          9.6.2 INSURANCE POLICY COVERAGE. EACH PARTY WILL ASSURE THAT ITS INSURANCE PERMITS WAIVER OF LIABILITY AND CONTAINS A WAIVER OF SUBROGATION. EACH PARTY SHALL SECURE AN APPROPRIATE CLAUSE IN, OR AN ENDORSEMENT TO, EACH INSURANCE POLICY OBTAINED BY OR REQUIRED TO BE OBTAINED BY LANDLORD OR TENANT, AS THE CASE MAY BE, UNDER THIS LEASE, PURSUANT TO WHICH THE INSURANCE COMPANY: (A) WAIVES ANY RIGHT OF SUBROGATION AGAINST LANDLORD OR TENANT AS THE SAME MAY BE APPLICABLE, OR (B) PERMITS LANDLORD OR TENANT, PRIOR TO ANY LOSS TO AGREE TO WAIVE

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     ANY CLAIM IT MIGHT HAVE AGAINST THE OTHER WITHOUT INVALIDATING THE COVERAGE
     UNDER THE INSURANCE POLICY. IF, AT ANY TIME, THE INSURANCE CARRIER OF
     EITHER PARTY REFUSES TO WRITE (AND NO OTHER INSURANCE CARRIER LICENSED IN CONNECTICUT WILL WRITE) INSURANCE POLICIES WHICH CONSENT TO OR PERMIT SUCH RELEASE OF LIABILITY, THEN SUCH PARTY SHALL NOTIFY THE OTHER PARTY AND UPON THE GIVING OF SUCH NOTICE, THIS SECTION SHALL BE VOID AND OF NO EFFECT.

     9.7 Property Insurance. LANDLORD SHALL MAINTAIN AND KEEP IN EFFECT DURING THE ENTIRE TERM THE FOLLOWING INSURANCE COVERAGES, (TOGETHER WITH SUCH OTHER COVERAGES AS LANDLORD MAY REASONABLY ELECT TO CARRY FOR THE BENEFIT OF THE PROPERTY) AT TENANT'S COST AND EXPENSE AND SUBJECT TO TENANT'S REIMBURSEMENT THEREOF AS AN OPERATING EXPENSE UNDER ARTICLE 5 HEREOF:

               (A) COMMERCIAL GENERAL LIABILITY INSURANCE WITH A BROAD FORM ENDORSEMENT. THE LIMITS OF LIABILITY OF SUCH INSURANCE SHALL BE AN AMOUNT NOT LESS THAN $5,000,000.00 PER OCCURRENCE, BODILY INJURY INCLUDING DEATH, AND $5,000,000.00 PER OCCURRENCE, PROPERTY DAMAGE LIABILITY OR $5,000,000 COMBINED SINGLE LIMIT FOR BODILY INJURY AND PROPERTY DAMAGE LIABILITY; AND

               (B) "SPECIAL FORM" FIRE AND EXTENDED COVERAGE INSURANCE ON THE PROPERTY INSURING THE GUARANTEED REPLACEMENT VALUE THEREOF, EXCLUDING TENANT'S PROPERTY AND TENANT'S ALTERATIONS; AND RENTAL LOSS INSURANCE OF NOT LESS THAN TWELVE (12) MONTH OF RENTALS PAYABLE UNDER LEASES. THE INSURANCE SHALL INCLUDE, BUT NOT BE LIMITED TO, FIRE AND EXTENDED COVERAGE PERILS AND SHALL BE PLACED WITH COMPANIES LICENSED TO SELL INSURANCE IN CONNECTICUT, AND RATED IN BEST'S INSURANCE GUIDE AS HAVING A GENERAL POLICYHOLDER RATED OF "B+" AND A FINAL RATING OF AT LEAST "XII". ALL POLICIES SHALL BE SUBJECT TO COMMERCIALLY REASONABLE DEDUCTIBLES.

     9.8 LANDLORD'S INDEMNITY. Landlord agrees to indemnify and save harmless Tenant and any of the Tenant Parties from and against any and all loss, cost, liability, damage and expense including, without limitation, claims, demands, penalties, causes of action, costs and expenses and attorneys' fees imposed upon and incurred by or asserted against Tenant from any cause in, on or about the Property, including, without limitation, those relating to the following: (a) Landlord's default in its observance or performance of any of the terms, covenants or conditions of this Lease, (b) any acts, omissions or negligence of Landlord or any of Landlord's officers, employees, agents or contractors (the "LANDLORD PARTIES"), in, on or about the Common Areas and Property (excluding Building) during the Term, or (c) for personal injury, death or property damage, occasioned by any condition, occurrence, or negligence referred to in the preceding clauses. In case any action, suit or proceeding is brought against Tenant by reason of any such occurrence, Landlord will, at Landlord's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel reasonably approved by Tenant. The foregoing indemnity shall not apply to any liability asserted by an indemnified party identified herein if such indemnified party is responsible for the liabilities that are asserted against the indemnifying party.

                               ARTICLE 10 CASUALTY

     10.1 Damage or Destruction.

          10.1.1 LANDLORD'S REPAIR OBLIGATION. TENANT SHALL GIVE PROMPT NOTICE TO LANDLORD OF ANY DAMAGE BY FIRE OR OTHER CASUALTY (A "Casualty") TO THE PREMISES OR ANY PORTION THEREOF. DURING THE THIRTY (30) DAY PERIOD FOLLOWING THE OCCURRENCE OF A CASUALTY (THE "Notice Period"), LANDLORD WILL NOTIFY TENANT OF LANDLORD'S ESTIMATE OF THE PERIOD OF TIME REQUIRED TO COMPLETE THE RESTORATION WORK BASED UPON REVIEW OF THE CASUALTY BY AN INDEPENDENT CONTRACTOR OR ARCHITECT SELECTED BY LANDLORD (THE "Restoration Estimate"). IF THE DAMAGE IS OF SUCH A NATURE THAT IT CAN BE REASONABLY REPAIRED BY LANDLORD WITHIN SIXTY (60) DAYS AFTER THE CASUALTY, LANDLORD SHALL IMMEDIATELY PROCEED TO REPAIR SUCH DAMAGE WITHOUT THE NECESSITY OF A NOTICE PERIOD. IN THE EVENT THAT THE PREMISES, OR ANY PART THEREOF, OR ACCESS THERETO, SHALL

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     BE SO DAMAGED OR DESTROYED BY FIRE OR OTHER INSURED CASUALTY THAT THE
     TENANT SHALL NOT HAVE REASONABLY CONVENIENT ACCESS TO THE PREMISES OR ANY PORTION OF THE PREMISES SHALL THEREBY BE OTHERWISE RENDERED UNFIT FOR USE AND OCCUPANCY BY THE TENANT FOR THE PURPOSES SET FORTH IN SECTION 7.1, AND IF, BASED ON THE RESTORATION ESTIMATE, THE DAMAGE OR DESTRUCTION MAY BE REPAIRED WITHIN TWO HUNDRED TWENTY-FIVE (225) DAYS, THEN THE LANDLORD SHALL SO NOTIFY THE TENANT AND SHALL REPAIR SUCH DAMAGE OR DESTRUCTION AS PROVIDED IN SECTION 10.5 HEREOF WITH REASONABLE DILIGENCE, SUBJECT TO THE LIMITATIONS, IF ANY, OF APPLICABLE LAWS. IF THE RESTORATION ESTIMATE DISCLOSES THAT THE PREMISES, OR MEANS OF ACCESS THERETO, CANNOT BE REPAIRED WITHIN TWO HUNDRED TWENTY-FIVE (225) DAYS AFTER THE ELAPSE OF THE NOTICE PERIOD, THEN EITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THE TERM OF THIS LEASE BY GIVING WRITTEN NOTICE OF SUCH TERMINATION TO THE OTHER PARTY WITHIN THE PERIOD OF SIXTY (60) TO SEVENTY-FIVE (75) DAYS AFTER THE OCCURRENCE OF THE CASUALTY. IF THE RECONSTRUCTION PERIOD SET FORTH IN THE RESTORATION ESTIMATE IS MORE THAN TWO HUNDRED TWENTY-FIVE (225) DAYS AND NEITHER PARTY TERMINATES THIS LEASE ON ACCOUNT THEREOF, LANDLORD SHALL REPAIR SUCH DAMAGE OR DESTRUCTION AS PROVIDED IN SECTION 10.4 HEREOF , SUBJECT TO THE LIMITATIONS, IF ANY, OF APPLICABLE LAWS TO BE THE PERIOD SO ESTIMATED BY LANDLORD.

          10.1.2 FAILURE TO COMPLETE REPAIRS; RIGHTS OF TERMINATION. IN THE EVENT THAT THE LANDLORD BEGINS REPAIR OF THE PREMISES OR BUILDING, OR BOTH, AS PROVIDED ABOVE AND DOES NOT COMPLETE SUCH REPAIRS WITHIN TWO HUNDRED TWENTY-FIVE (225) DAYS AFTER THE ELAPSE OF THE NOTICE PERIOD, THEN THE TENANT SHALL HAVE THE RIGHT TO TERMINATE THE TERM OF THIS LEASE BY GIVING WRITTEN NOTICE OF SUCH TERMINATION TO THE LANDLORD IF LANDLORD FAILS TO COMPLETE SUCH REPAIRS WITHIN THIRTY (30) DAYS FOLLOWING THE END OF SUCH 270-DAY PERIOD. TENANT MUST DELIVER SUCH NOTICE OF TERMINATION WITHIN TEN
     (10) DAYS AFTER THE END OF SUCH THIRTY (30)-DAY PERIOD; PROVIDED, HOWEVER,
     THAT: (A) IF THE RECONSTRUCTION PERIOD ESTIMATED BY LANDLORD UNDER SUBSECTION 10.1.1 IS MORE THAN (270) DAYS AND NEITHER PARTY TERMINATES THIS LEASE ON ACCOUNT THEREOF, THE TWO HUNDRED SEVENTY (270)-DAY PERIOD IN THIS SUBSECTION 10.1.2 SHALL BE EXTENDED TO BE THE RECONSTRUCTION PERIOD SO ESTIMATED BY LANDLORD PLUS ONE (1) MONTH; AND (B) IN THE EVENT THAT THE COMPLETION OF REPAIRS SHALL BE DELAYED BY CAUSES BEYOND THE LANDLORD'S CONTROL, INCLUDING THOSE EVENTS DESCRIBED IN SECTION 16.16 HEREOF, THE TIME FOR COMPLETION SHALL BE EXTENDED BY THE PERIOD OF SUCH DELAY, BUT IN THE CASE OF ANY FORCE MAJEURE DELAY, THE ADDITIONAL TIME FOR COMPLETION SHALL NOT EXCEED NINETY (90) DAYS.

     10.2 Abatement of Rent. ANNUAL BASE RENT AND ADDITIONAL RENT SHALL NOT BE ABATED OR SUSPENDED IF, FOLLOWING ANY CASUALTY, TENANT SHALL CONTINUE TO HAVE REASONABLY CONVENIENT ACCESS TO THE PREMISES, THE PREMISES ARE NOT RENDERED UNFIT FOR USE AND OCCUPANCY AND THE DAMAGE TO THE PREMISES DOES NOT MATERIALLY INTERFERE WITH THE CONDUCT OF TENANT'S BUSINESS AT THE PREMISES. IF TENANT SHALL NOT HAVE REASONABLY CONVENIENT ACCESS TO THE PREMISES OR ANY PORTION OF THE PREMISES SHALL BE OTHERWISE RENDERED UNFIT FOR USE AND OCCUPANCY BY THE TENANT FOR THE PURPOSES SET FORTH IN SECTION 7.1 BY REASON OF SUCH CASUALTY, OR THE DAMAGE MATERIALLY INTERFERES WITH THE CONDUCT OF TENANT'S BUSINESS AT THE PREMISES, THEN RENT SHALL BE EQUITABLY SUSPENDED OR ABATED RELATIVE TO THE PORTION OF THE PREMISES THAT CANNOT BE USED BY TENANT FOR ANY OF ITS BUSINESS OPERATIONS, EFFECTIVE AS OF THE DATE OF THE CASUALTY UNTIL LANDLORD HAS (A) SUBSTANTIALLY COMPLETED THE REPAIR OF THE PREMISES AND THE MEANS OF ACCESS THERETO, AND (B) HAS DELIVERED NOTICE THEREOF TO TENANT. IF SUCH DAMAGE OR DESTRUCTION WAS CAUSED BY THE NEGLIGENCE OR WILLFUL ACT OR OMISSION OF THE TENANT OR ANY OF ITS OFFICERS, EMPLOYEES, CONTRACTORS, AGENTS OR INVITEES, THEN THERE SHALL BE NO ABATEMENT OF RENT.

     10.3 Events of Termination. IN ADDITION TO THE FOREGOING TERMINATION RIGHTS PROVIDED IN SECTION 10.1 HEREOF, IN THE EVENT OF A CASUALTY, THE FOLLOWING TERMINATION RIGHTS SHALL APPLY:

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          10.3.1 DAMAGE DURING FINAL SIX MONTHS OF TERM. IF MORE THAN THIRTY
     PERCENT (30%) OF THE GROSS RENTABLE AREA OF THE PREMISES SHALL BE WHOLLY OR SUBSTANTIALLY DAMAGED OR DESTROYED BY CASUALTY AT ANY TIME DURING THE LAST SIX (6) MONTHS OF THE TERM, EITHER LANDLORD OR TENANT MAY TERMINATE THIS LEASE BY DELIVERY OF WRITTEN NOTICE OF SUCH TERMINATION TO THE OTHER PARTY WITHIN THIRTY (30) DAYS AFTER THE OCCURRENCE OF SUCH DAMAGE.

          10.3.2 DAMAGE IN EXCESS OF BUILDING REPLACEMENT VALUE. NOTWITHSTANDING THE PROVISIONS OF THIS ARTICLE 10, IF, PRIOR TO OR DURING THE TERM THE BUILDING SHALL BE SO DAMAGED BY CASUALTY THAT, IN LANDLORD'S REASONABLE ESTIMATE, THE COST TO REPAIR THE DAMAGE WILL BE MORE THAN THIRTY PERCENT (30%) OF THE REPLACEMENT VALUE OF THE BUILDING IMMEDIATELY PRIOR TO THE OCCURRENCE OF THE CASUALTY (WHETHER OR NOT THE PREMISES SHALL HAVE BEEN DAMAGED OR RENDERED UNTENANTABLE), THEN, IN ANY OF SUCH EVENTS, LANDLORD, AT LANDLORD'S OPTION, AND WITH THE WRITTEN CONSENT OF LANDLORD'S MORTGAGEE, MAY GIVE TO TENANT, WITHIN FORTY-FIVE (45) DAYS AFTER SUCH CASUALTY, A NINETY (90) DAYS' NOTICE OF THE TERMINATION OF THIS LEASE AND, IN THE EVENT SUCH NOTICE IS GIVEN, THIS LEASE AND THE TERM SHALL TERMINATE UPON THE EXPIRATION OF SUCH NINETY (90) DAYS WITH THE SAME EFFECT AS IF SUCH DATE WERE THE EXPIRATION DATE; AND THE RENT SHALL BE APPORTIONED AS OF SUCH DATE AND ANY PREPAID PORTION OF RENT FOR ANY PERIOD AFTER SUCH DATE SHALL BE REFUNDED BY LANDLORD TO TENANT WITHIN THIRTY (30) DAYS FOLLOWING THE EXPIRATION DATE.

     10.4 Insurance Proceeds Upon Termination. IF THIS LEASE IS TERMINATED PURSUANT TO ANY RIGHT GRANTED OR RESERVED TO LANDLORD UNDER THIS SECTION, ALL INSURANCE PROCEEDS PAYABLE WITH RESPECT TO THE DAMAGE GIVING RISE TO SUCH RIGHT OF TERMINATION SHALL BE PAID TO LANDLORD, AND TENANT SHALL HAVE NO CLAIM THEREFOR. NO DAMAGES, COMPENSATION OR CLAIM SHALL BE PAYABLE BY THE LANDLORD TO TENANT, OR ANY OTHER PERSON, BY REASON OF INCONVENIENCE, LOSS OF BUSINESS OR ANNOYANCE ARISING FROM ANY DAMAGE OR DESTRUCTION, OR ANY REPAIR THEREOF, AS IS REFERRED TO IN THIS ARTICLE 10.

     10.5 Scope of Landlord's Repairs. IN THE EVENT LANDLORD ELECTS OR SHALL BE OBLIGATED TO REPAIR OR RESTORE ANY DAMAGE OR DESTRUCTION TO THE PREMISES PURSUANT TO THIS ARTICLE 10, LANDLORD SHALL NOT BE OBLIGATED TO RESTORE OR REPLACE TENANT'S PROPERTY, TENANT'S ALTERATIONS OR ANY EXISTING LEASEHOLD IMPROVEMENTS.

                             ARTICLE 11 CONDEMNATION

     11.1 Entire Condemnation. IN THE EVENT THAT THE WHOLE OF THE PREMISES SHALL BE TAKEN UNDER THE POWER OF EMINENT DOMAIN OR BY ANY PROCEEDING FOR TAKING FOR PUBLIC OR QUASI-PUBLIC USE (A "Condemnation"), THIS LEASE AND THE TERM AND ESTATE HEREBY GRANTED SHALL AUTOMATICALLY TERMINATE AS OF THE EARLIER OF THE DATE OF THE VESTING OF TITLE OR THE DATE OF DISPOSSESSION OF TENANT AS A RESULT OF SUCH TAKING.

     11.2 Partial Condemnation.

          11.2.1 EFFECT OF PARTIAL CONDEMNATION. IN THE EVENT THAT ONLY A PART OF THE PREMISES SHALL BE TAKEN BY CONDEMNATION AND TENANT SHALL HAVE REASONABLE, CONVENIENT ACCESS TO AND FROM THE PREMISES, THE TERM SHALL EXPIRE AS TO THAT PORTION OF THE PREMISES CONDEMNED EFFECTIVE AS OF THE DATE OF THE VESTING OF TITLE IN THE CONDEMNING AUTHORITY, AND THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT AS TO THE PART OF THE PREMISES NOT SO TAKEN.

          11.2.2 LANDLORD'S OPTION TO TERMINATE. IN THE EVENT THAT A PART OF THE PROPERTY SHALL BE SUBJECT TO CONDEMNATION (WHETHER OR NOT THE PREMISES ARE

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     AFFECTED), LANDLORD MAY, AT ITS OPTION, TERMINATE THIS LEASE AS OF THE DATE
     OF SUCH VESTING OF TITLE, BY NOTIFYING TENANT IN WRITING OF SUCH
     TERMINATION WITHIN NINETY (90) DAYS FOLLOWING THE DATE ON WHICH LANDLORD SHALL HAVE RECEIVED NOTICE OF THE VESTING OF TITLE IN THE CONDEMNING AUTHORITY IF IN LANDLORD'S REASONABLE OPINION: (A) A SUBSTANTIAL ALTERATION OR RECONSTRUCTION OF THE PROPERTY (OR ANY PORTION THEREOF) SHALL BE NECESSARY OR APPROPRIATE, OR (B) THE PORTION OF THE PROPERTY SO CONDEMNED HAS THE EFFECT OF RENDERING THE REMAINDER OF THE PROPERTY UNECONOMIC TO MAINTAIN.

          11.2.3 LANDLORD'S REPAIR OBLIGATIONS. IN THE EVENT THAT THIS LEASE IS NOT TERMINATED IN ACCORDANCE WITH SUBSECTION (B) HEREOF, LANDLORD SHALL, UPON RECEIPT OF THE AWARD IN CONDEMNATION, MAKE ALL NECESSARY REPAIRS OR ALTERATIONS TO THE BUILDING IN WHICH THE PREMISES ARE LOCATED SO AS TO CONSTITUTE THE REMAINING PREMISES A COMPLETE ARCHITECTURAL UNIT TO THE EXTENT FEASIBLE AND PERMITTED BY APPLICABLE LAW, BUT LANDLORD SHALL NOT BE REQUIRED TO SPEND FOR SUCH WORK AN AMOUNT IN EXCESS OF THE AMOUNT RECEIVED BY LANDLORD AS DAMAGES FOR THE PART OF THE PREMISES SO TAKEN. "AMOUNT RECEIVED BY LANDLORD" SHALL MEAN THAT PART OF THE AWARD IN CONDEMNATION WHICH IS FREE AND CLEAR TO LANDLORD OF ANY COLLECTION BY MORTGAGEES AND AFTER PAYMENT OF ALL COSTS INVOLVED IN COLLECTION, INCLUDING BUT NOT LIMITED TO ATTORNEY'S FEES. TENANT, AT IS OWN COST AND EXPENSE SHALL, RESTORE ALL EXTERIOR SIGNS, TRADE FIXTURES, EQUIPMENT, FURNITURE, FURNISHINGS AND OTHER INSTALLATIONS OF PERSONALTY OF TENANT WHICH ARE NOT TAKEN TO AS NEAR ITS FORMER CONDITION AS THE CIRCUMSTANCES WILL PERMIT. IN THE EVENT OF A PARTIAL TAKING, ALL PROVISIONS OF THIS LEASE SHALL REMAIN IN FULL FORCE AND EFFECT.

     11.3 Temporary Taking. IF THERE IS A TAKING OF THE PREMISES FOR TEMPORARY USE ARISING OUT OF A TEMPORARY EMERGENCY OR OTHER TEMPORARY SITUATION, THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT, AND TENANT SHALL CONTINUE TO COMPLY WITH TENANT'S OBLIGATIONS UNDER THIS LEASE, EXCEPT TO THE EXTENT COMPLIANCE SHALL BE RENDERED IMPOSSIBLE OR IMPRACTICABLE BY REASON OF THE TAKING, AND TENANT SHALL BE ENTITLED TO THE AWARD FOR ITS INTEREST.

     11.4 Condemnation Awards. EXCEPT AS PROVIDED IN THE PRECEDING SECTION 11.3, LANDLORD SHALL BE ENTITLED TO THE ENTIRE AWARD IN ANY CONDEMNATION PROCEEDING OR OTHER PROCEEDING FOR TAKING FOR PUBLIC OR QUASI-PUBLIC USE, INCLUDING, WITHOUT LIMITATION, ANY AWARD MADE FOR THE VALUE OF THE LEASEHOLD ESTATE CREATED BY THIS LEASE. NO AWARD FOR ANY PARTIAL OR ENTIRE TAKING SHALL BE APPORTIONED, AND TENANT HEREBY ASSIGNS TO LANDLORD ANY AWARD THAT MAY BE MADE IN SUCH CONDEMNATION OR OTHER TAKING, TOGETHER WITH ANY AND ALL RIGHTS OF TENANT NOW OR HEREAFTER ARISING IN OR TO SAME OR ANY PART THEREOF; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO GIVE LANDLORD ANY INTEREST IN OR TO REQUIRE TENANT TO ASSIGN TO LANDLORD ANY AWARD MADE TO TENANT SPECIFICALLY FOR ITS RELOCATION EXPENSES OR THE TAKING OF TENANT'S PROPERTY PROVIDED THAT SUCH AWARD DOES NOT DIMINISH OR REDUCE THE AMOUNT OF THE AWARD PAYABLE TO LANDLORD.

     11.5 Proration. IN THE EVENT OF A PARTIAL CONDEMNATION OR OTHER TAKING THAT DOES NOT RESULT IN A TERMINATION OF THIS LEASE AS TO THE ENTIRE PREMISES, THEN THE ANNUAL BASE RENT AND TENANT'S PROPORTIONATE SHARE SHALL BE ADJUSTED IN PROPORTION TO THAT PORTION OF THE PREMISES TAKEN BY SUCH CONDEMNATION OR OTHER TAKING.

                      ARTICLE 12 ASSIGNMENT AND SUBLETTING

     12.1 Assignment and Subletting.

          12.1.1 Transfers; Transfer Notice. Tenant shall not, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, assign, mortgage, encumber or otherwise transfer this Lease or any interest herein directly or indirectly, by operation of law or otherwise, or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than

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     Tenant (any such action, a "TRANSFER"). If at any time or from time to time during the Term, when no Event of Default has occurred and is continuing, Tenant desires to effect a Transfer, Tenant shall deliver to Landlord written notice ("TRANSFER NOTICE") setting forth the terms of the proposed Transfer and the identity of the proposed assignee, sublessee or other transferee (each a "TRANSFEREE"). Tenant shall also deliver to Landlord with the Transfer Notice reasonably acceptable to Landlord, an assumption agreement for Tenant's obligations under this Lease (in the case where the Transfer is a proposed assignment of this Lease) together with relevant information reasonably requested by Landlord concerning the proposed Transferee to assist Landlord in making an informed judgment regarding the financial responsibility, creditworthiness, reputation, and business experience of the Transferee. The provisions of this Section 12.1 shall apply to a Transfer (by one or more Transfers) of a controlling portion of or interest in the stock or partnership or membership interests or other evidences of equity interests of Tenant as if such Transfer were an assignment of this Lease; provided that, if equity interests in Tenant at any time are or become traded on a public stock exchange, the transfer of equity interests in Tenant on a public stock exchange shall not be deemed an assignment within the meaning of this Subsection 12.1.1.

          12.1.2 Permitted Transfers to Affiliated Companies. Notwithstanding anything to the contrary in Section 12.1, Tenant shall have the right to assign this Lease or sublet the Premises to any "AFFILIATED COMPANY" (defined below) with Landlord's prior written notice and subject to Tenant's satisfaction of the following conditions: (a) Tenant shall deliver to Landlord a Transfer Notice (and related information) as required by Subsection 12.1.1 above; (b) no Event of Default has occurred and is continuing after the expiration of any notice and cure periods required by the terms of this Lease; (c) such Transferee shall use the Premises only for those uses expressly permitted by the terms of this Lease; (d) such transaction is not entered into as a subterfuge to avoid the restrictions and provisions of this Article 12; (e) the financial net worth and creditworthiness of the proposed Transferee shall be acceptable to Landlord (but not less than that of Tenant on the date hereof) based upon audited financial statements or equivalent financial information; (f) Tenant shall remain fully liable under this Lease and the Transferee shall be jointly and severally liable with Tenant for all such obligations; and (g) such entity shall agree directly with Landlord to be bound by all of the obligations of Tenant hereunder, including, without limitation, the obligation to pay all Rent and other charges due under this Lease.

          12.1.3 Defined Terms. An "AFFILIATED COMPANY" shall mean: (a) any business entity that is controlled by, is under common control with, or that controls Tenant (an "AFFILIATE"); or (b) any corporation all of whose outstanding voting stock shall be owned directly or indirectly, by Tenant (a "WHOLLY-OWNED SUBSIDIARY"); and (c) a "SUCCESSOR CORPORATION" (as defined below). For purposes of determining whether an entity is an "Affiliated Company," the term "control" shall mean ownership of a majority of the outstanding voting stock of a corporation, or, in the case of an entity that is not a corporation, control shall mean ownership of a majority of the equity or other ownership or membership interests, and the possession of the power to direct the management and policy of such corporation or such other entity. A "SUCCESSOR CORPORATION" shall mean: (i) a corporation into which or with which Tenant, or its corporate successors or permitted assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments for merger, Tenant's liabilities are assumed by the corporation surviving such merger or consolidation or (ii) a corporation acquiring this Lease and the Lease Term hereby demised, the good-will and all or substantially all of the other property and assets of Tenant or its corporate successors or permitted assigns, and assuming all or substantially all of the liabilities of Tenant or its corporate successors or permitted assigns; or (iii) any corporate successor to a successor corporation becoming such by either of the methods described above in

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     clauses (i) and (ii). Notwithstanding any assignment, transfer or assumption of any obligations by a wholly-owned subsidiary, affiliate or successor corporation, under this Section 12, as the case may be, Tenant shall, to the extent it legally exists, remain liable for the performance of all the terms, conditions and covenants of this Lease.

     12.2 Landlord's Options. EXCEPT IN THE CASE OF A PERMITTED TRANSFER FOR AN AFFILIATED COMPANY UNDER SUBSECTION 12.1.2, LANDLORD SHALL HAVE THE OPTION, EXERCISABLE BY WRITTEN NOTICE DELIVERED TO TENANT WITHIN THIRTY (30) DAYS AFTER LANDLORD'S RECEIPT OF A TRANSFER NOTICE ACCOMPANIED BY THE OTHER INFORMATION DESCRIBED IN SECTION 12.1, TO: (A) PERMIT TENANT TO TRANSFER THE PREMISES; OR
(B) DISAPPROVE THE TENANT'S TRANSFER OF THE PREMISES AND TO CONTINUE THE LEASE IN FULL FORCE AND EFFECT AS TO THE ENTIRE PREMISES; OR (C) TERMINATE THE LEASE AS TO THE PORTION OF THE PREMISES AFFECTED BY THE TRANSFER AS OF THE DATE SET FORTH IN LANDLORD'S NOTICE OF EXERCISE OF SUCH OPTION, WHICH DATE SHALL NOT BE LESS THAN THIRTY (30) DAYS NOR MORE THAN ONE HUNDRED EIGHTY (180) DAYS FOLLOWING THE GIVING OF SUCH NOTICE. AS A CONDITION FOR GRANTING ITS CONSENT TO ANY TRANSFER, LANDLORD MAY REQUIRE THAT THE ANNUAL BASE RENT AND ADDITIONAL RENT PAYABLE BY SUCH TRANSFEREE IS AT THE THEN CURRENT PUBLISHED RENTAL RATES FOR THE PREMISES OR COMPARABLE PREMISES AT THE PROPERTY, AND MAY REQUIRE THAT THE TRANSFEREE REMIT DIRECTLY TO LANDLORD ON A MONTHLY BASIS, ALL MONIES DUE TO TENANT BY THE TRANSFEREE. IF LANDLORD EXERCISES ITS OPTION TO TERMINATE THIS LEASE (OR IN THE CASE OF A PARTIAL SUBLET TO RELEASE TENANT WITH RESPECT TO A PORTION OF THE PREMISES), TENANT SHALL SURRENDER POSSESSION OF SUCH PREMISES ON THE DATE SET FORTH IN LANDLORD'S NOTICE, AND THEREAFTER NEITHER LANDLORD NOR TENANT SHALL HAVE ANY FURTHER LIABILITY WITH RESPECT THERETO, EXCEPT THAT LANDLORD, AT LANDLORD'S SOLE COST, SHALL BE REQUIRED TO CONSTRUCT A DEMISING WALL (AND RELATED IMPROVEMENTS TO CONSTITUTE THE SURRENDERED SPACE AS A SEPARATE LEGAL PREMISES) AND ADEQUATE SEPARATION OF ALL BUILDING SYSTEMS FOR THE REMAINING TENANT SPACE IN ACCORDANCE WITH APPLICABLE LAWS. IF THIS LEASE SHALL BE TERMINATED AS TO A PORTION OF THE PREMISES ONLY, RENT AND TENANT'S PARKING ALLOCATION SHALL BE READJUSTED PROPORTIONATELY ACCORDING TO THE RATIO THAT THE NUMBER OF SQUARE FEET AND THE PORTION OF THE SPACE SURRENDERED COMPARES TO THE FLOOR AREA OF TENANT'S PREMISES DURING THE TERM OF THE PROPOSED SUBLET.

     12.3 Additional Conditions.

          12.3.1 CERTAIN TRANSFERS PROHIBITED. TENANT SHALL NOT OFFER TO MAKE, OR ENTER INTO NEGOTIATIONS WITH RESPECT TO ANY TRANSFER TO: (A) ANY TENANT OF THE PROPERTY OR ANY TENANT OF ANY ADJACENT PROPERTY OWNED BY LANDLORD OR ANY LANDLORD-AFFILIATED COMPANY (THE "Adjacent Property") OR ANY ENTITY OWNING OR OWNED BY, OR UNDER THE COMMON CONTROL OF, WHETHER DIRECTLY OR INDIRECTLY, A TENANT OF THE PROPERTY OR THE ADJACENT PROPERTY UNLESS THERE IS NO COMPETING SPACE THEN AVAILABLE FOR LEASES THEREIN; OR (B) ANY PARTY WITH WHOM LANDLORD (OR ITS AFFILIATE) IS THEN NEGOTIATING, AS EVIDENCED BY A SIGNED LETTER OF INTENT, WITH RESPECT TO OTHER SPACE IN THE BUILDING, AT THE PROPERTY OR AT THE ADJACENT PROPERTY; OR (C) ANY PARTY WHICH WOULD BE OF SUCH TYPE, CHARACTER, OR CONDITION AS TO BE INAPPROPRIATE AS A TENANT FOR THE BUILDING OR AT THE PROPERTY. IT SHALL NOT BE UNREASONABLE FOR LANDLORD TO DISAPPROVE ANY PROPOSED ASSIGNMENT, SUBLET OR TRANSFER TO ANY OF THE FOREGOING ENTITIES. TENANT AGREES NOT TO LIST OR ADVERTISE THE PREMISES FOR ASSIGNMENT OR SUBLEASE, WHETHER THROUGH A BROKER, AGENT OR REPRESENTATIVE, OR OTHERWISE AT A FULLY SERVICE RENTAL RATE WHICH IS LESS THAN LANDLORD'S CURRENT RATE FOR NEW TENANT AT THE PROPERTY, AS EVIDENCED BY A LEASE OR LETTER OF INTENT ENTERED INTO IN THE SIX MONTH PERIOD PRIOR TO TENANT'S OFFER OF SPACE (IF ANY ADDITION OR NEW BUILDING IS CONSTRUCTED BY LANDLORD). LANDLORD SHALL NOT BE DEEMED TO UNREASONABLY WITHHOLD ITS CONSENT TO ANY PROPOSED ASSIGNMENT OR SUBLEASE IS SUCH TRANSFER, IN LANDLORD'S REASONABLE DETERMINATION, IS AT A FULL-SERVICE RATE WHICH IS LESS THAN LANDLORD'S CURRENT RATE IN THE BUILDING FOR NEW TENANTS, AND WOULD COMPETE WITH

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     SIMILAR SPACE WITH SIMILAR BEING OFFERED OR ANTICIPATED TO BE OFFERED BY
     LANDLORD AT THE PROPERTY.

          12.3.2 CONDITIONS FOR APPROVED TRANSFERS. IF LANDLORD APPROVES OF THE PROPOSED TRANSFER PURSUANT TO SECTION 12.1 ABOVE, TENANT MAY ENTER INTO THE PROPOSED TRANSFER WITH SUCH PROPOSED TRANSFEREE SUBJECT TO THE FOLLOWING FURTHER CONDITIONS: (A) THE TRANSFER SHALL BE ON THE SAME TERMS SET FORTH IN THE TRANSFER NOTICE , AND (B) NO TRANSFER SHALL BE VALID AND NO TRANSFEREE SHALL TAKE POSSESSION OF THE PREMISES UNTIL AN EXECUTED COUNTERPART OF THE ASSIGNMENT, SUBLEASE OR OTHER INSTRUMENT EFFECTING THE TRANSFER (IN THE FORM REASONABLY APPROVED BY LANDLORD) HAS BEEN DELIVERED TO LANDLORD PURSUANT TO WHICH THE TRANSFEREE SHALL EXPRESSLY ASSUME ALL OF TENANT'S OBLIGATIONS UNDER THIS LEASE; AND (C) TENANT SHALL PROVIDE LANDLORD WITH A WRITTEN RATIFICATION AGREEMENT FROM EACH GUARANTOR OF THIS LEASE IN FORM AND SUBSTANCE SATISFACTORY TO LANDLORD.

     12.4 No Release.

          12.4.1 TENANT'S CONTINUING LIABILITY. EXCEPT AS OTHERWISE PROVIDED HEREIN, NO TRANSFER SHALL BE EFFECTIVE UNLESS APPROVED IN WRITING BY LANDLORD. LANDLORD'S CONSENT TO A TRANSFER SHALL NOT RELEASE TENANT OF TENANT'S OBLIGATIONS UNDER THIS LEASE AND THIS LEASE AND ALL OF THE OBLIGATIONS OF TENANT UNDER THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT AS THE OBLIGATIONS OF A PRINCIPAL (AND NOT AS THE OBLIGATIONS OF A GUARANTOR OR SURETY). FROM AND AFTER ANY TRANSFER, THE LEASE OBLIGATIONS OF THE TRANSFEREE AND OF THE ORIGINAL TENANT NAMED IN THIS LEASE SHALL BE JOINT AND SEVERAL. NO ACCEPTANCE OF RENT BY LANDLORD FROM OR RECOGNITION IN ANY WAY OF THE OCCUPANCY OF THE PREMISES BY A TRANSFEREE SHALL BE DEEMED A CONSENT TO SUCH TRANSFER, OR A RELEASE OF TENANT FROM DIRECT AND PRIMARY LIABILITY FOR THE FURTHER PERFORMANCE OF TENANT'S COVENANTS HEREUNDER. THE CONSENT BY LANDLORD TO A PARTICULAR TRANSFER SHALL NOT RELIEVE TENANT FROM THE REQUIREMENT OF OBTAINING THE CONSENT OF LANDLORD TO ANY FURTHER TRANSFER. EACH VIOLATION OF ANY OF THE COVENANTS, AGREEMENTS, TERMS OR CONDITIONS OF THIS LEASE, WHETHER BY ACT OR OMISSION, BY ANY OF TENANT'S PERMITTED TRANSFEREES, SHALL CONSTITUTE A VIOLATION THEREOF BY TENANT. IN THE EVENT OF DEFAULT BY ANY TRANSFEREE OF TENANT OR ANY SUCCESSOR OF TENANT IN THE PERFORMANCE OF ANY OF THE TERMS HEREOF, LANDLORD MAY PROCEED DIRECTLY AGAINST TENANT WITHOUT THE NECESSITY OF EXHAUSTING REMEDIES AGAINST SUCH TRANSFEREE OR SUCCESSOR.

          12.4.2 LANDLORD'S RIGHTS TO COLLECT RENT FROM ASSIGNEE AND SUBTENANT. IF THIS LEASE SHALL BE ASSIGNED, OR IF THE PREMISES OR ANY PART THEREOF SHALL BE SUBLET, LICENSED OR OCCUPIED BY ANY PERSON OR PERSONS OTHER THAN TENANT, LANDLORD MAY, AFTER DEFAULT BY TENANT (AFTER ANY APPLICABLE NOTICE AND CURE PERIODS REQUIRED BY THE TERMS OF THIS LEASE), COLLECT RENT FROM THE ASSIGNEE, SUBTENANT, LICENSEE OR OCCUPANT AND APPLY THE NET AMOUNT COLLECTED TO THE RENTS HEREIN RESERVED, BUT NO SUCH ASSIGNMENT, SUBLETTING, OCCUPANCY OR COLLECTION OR RENT SHALL BE DEEMED A WAIVER OF THE COVENANTS IN THIS ARTICLE 12, NOR SHALL IT BE DEEMED ACCEPTANCE OF THE ASSIGNEE, SUBTENANT, LICENSEE OR OCCUPANCY AS A TENANT, OR A RELEASE OF TENANT FROM THE FULL PERFORMANCE BY TENANT OF ALL THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE, AND TENANT SHALL REMAIN LIABLE THEREFOR.

     12.5 Transfer Profit. EXCEPT FOR TRANSFERS TO AFFILIATED COMPANIES, TENANT SHALL PAY TO LANDLORD, AS ADDITIONAL RENT, AN AMOUNT (THE "Transfer Profit") EQUAL TO FIFTY PERCENT (50%) OF ALL RENT AND OTHER ECONOMIC CONSIDERATION RECEIVED BY TENANT AS A RESULT OF ANY TRANSFER WHICH EXCEEDS, IN THE AGGREGATE:
(A) THE TOTAL OF THE REMAINING RENT WHICH TENANT IS OBLIGATED TO PAY LANDLORD UNDER THIS LEASE (PRORATED TO REFLECT OBLIGATIONS ALLOCABLE TO ANY PORTION OF THE PREMISES SUBLEASED) PLUS (B) ANY REASONABLE TENANT FIT-UP COSTS,

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BROKERAGE COMMISSIONS AND ATTORNEYS' FEES ACTUALLY PAID BY TENANT IN CONNECTION
WITH SUCH TRANSFER AMORTIZED ON A STRAIGHT-LINE BASIS OVER THE TERM OF THE TRANSFER (SPECIFICALLY EXCLUDING MOVING OR RELOCATION COSTS PAID TO THE TRANSFEREE). TENANT SHALL PAY SUCH TRANSFER PROFIT TO LANDLORD ON A MONTHLY BASIS WITHIN TEN (10) DAYS AFTER RECEIPT THEREOF, WITHOUT AFFECTING OR REDUCING ANY OTHER OBLIGATIONS OF TENANT HEREUNDER. EACH SUCH PAYMENT SHALL BE SENT WITH A DETAILED STATEMENT. LANDLORD SHALL HAVE THE RIGHT TO AUDIT TENANT'S BOOKS AND RECORDS TO VERIFY THE ACCURACY OF THE DETAILED STATEMENT.

                        ARTICLE 13 DEFAULTS AND REMEDIES

     13.1 Events of Default. THE OCCURRENCE OF ANY ONE OR MORE OF THE FOLLOWING EVENTS SHALL CONSTITUTE AN EVENT OF DEFAULT (EACH AN "Event of Default")
HEREUNDER:

          13.1.1 NON-PAYMENT OF ANNUAL BASE RENT OR ADDITIONAL RENT. FAILURE BY TENANT TO PAY ANY INSTALLMENT OF ANNUAL BASE RENT, ADDITIONAL RENT OR ANY OTHER AMOUNT, DEPOSIT, REIMBURSEMENT OR SUM DUE AND PAYABLE HEREUNDER, UPON THE DATE WHEN SAID PAYMENT IS DUE; PROVIDED, HOWEVER, ON THE FIRST (1ST) OCCASION ONLY DURING ANY LEASE YEAR WITH RESPECT TO ANNUAL BASE RENT, LANDLORD SHALL FURNISH TENANT WITH WRITTEN NOTICE OF SUCH FAILURE AND PERMIT TENANT A FIVE (5)-DAY PERIOD TO CURE SUCH FAILURE.

          13.1.2 CERTAIN OBLIGATIONS. FAILURE BY TENANT TO PERFORM, OBSERVE OR COMPLY WITH ANY NON-MONETARY OBLIGATION CONTAINED IN SECTION 4.6 ("Security Deposit"), SECTION 7.4 ("No Liens") AND ARTICLE 12 ("Assignment and Subletting") OF THIS LEASE.

          13.1.3 OTHER OBLIGATIONS. FAILURE BY TENANT TO PERFORM ANY NON-MONETARY OBLIGATION, AGREEMENT OR COVENANT UNDER THIS LEASE OTHER THAN THOSE MATTERS SPECIFIED IN SUBSECTION 13.1.1 OR SUBSECTION 13.1.2, AND SUCH FAILURE CONTINUES FOR THIRTY (30) DAYS AFTER WRITTEN NOTICE BY LANDLORD TO TENANT OF SUCH FAILURE; PROVIDED, HOWEVER, THAT IF THE NATURE OF TENANT'S OBLIGATION IS SUCH THAT MORE THAN THIRTY (30) DAYS ARE REQUIRED FOR PERFORMANCE, THEN TENANT SHALL NOT BE IN DEFAULT IF TENANT COMMENCES PERFORMANCE WITHIN SUCH THIRTY (30)-DAY PERIOD AND THEREAFTER DILIGENTLY AND CONTINUOUSLY PROSECUTES THE SAME TO COMPLETION WITHIN SIXTY (60) DAYS FOLLOWING THE DATE OF LANDLORD'S WRITTEN NOTICE WITH RESPECT TO SUCH FAILURE.

          13.1.4 ASSIGNMENT; RECEIVERSHIP; ATTACHMENT. (A) THE MAKING BY TENANT OF ANY ARRANGEMENT OR ASSIGNMENT FOR THE BENEFIT OF CREDITORS, EXCEPT IN THE ORDINARY COURSE OF BUSINESS RELATED TO OBTAINING FINANCING; (B) THE APPOINTMENT OF A TRUSTEE OR RECEIVER TO TAKE POSSESSION OF SUBSTANTIALLY ALL OF TENANT'S ASSETS LOCATED AT THE PREMISES OR OF TENANT'S INTEREST IN THIS LEASE, WHERE POSSESSION IS NOT RESTORED TO TENANT WITHIN THIRTY (30) DAYS; OR (C) THE ATTACHMENT, EXECUTION, OR OTHER JUDICIAL SEIZURE OF SUBSTANTIALLY ALL OF TENANT'S ASSETS LOCATED AT THE PREMISES OR OF TENANT'S INTEREST IN THIS LEASE, WHERE SUCH SEIZURE IS NOT DISCHARGED WITHIN THIRTY
     (30) DAYS.

          13.1.5 BANKRUPTCY. THE ADMISSION BY TENANT OR TENANT'S GUARANTOR (IF
     ANY) IN WRITING OF ITS INABILITY TO PAY ITS DEBTS AS THEY BECOME DUE, THE FILING BY TENANT OR TENANT'S GUARANTOR (IF ANY) OF A PETITION IN BANKRUPTCY SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE STATUTE, LAW OR REGULATION, THE FILING BY TENANT OR TENANT'S GUARANTOR (IF
     ANY) OF AN ANSWER ADMITTING OR FAILING TIMELY TO CONTEST A MATERIAL ALLEGATION OF A PETITION FILED AGAINST TENANT OR TENANT'S GUARANTOR (IF
     ANY) IN ANY SUCH PROCEEDING OR, IF WITHIN FORTY-FIVE (45) DAYS AFTER THE COMMENCEMENT OF ANY PROCEEDING AGAINST TENANT OR TENANT'S GUARANTOR (IF
     ANY) SEEKING ANY INVOLUNTARY REORGANIZATION, OR ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE

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     STATUTE, LAW OR REGULATION BY ANY OF TENANT'S CREDITORS OR SUCH GUARANTOR'S
     CREDITORS, SUCH PROCEEDING SHALL NOT HAVE BEEN DISMISSED.

          13.1.6 ABANDONMENT. ABANDONMENT OF THE PREMISES BY TENANT FOR A CONTINUOUS PERIOD IN EXCESS OF SIXTY (60) BUSINESS DAYS, EXCEPT ANY PERIOD THAT TENANT IS NOT IN OCCUPANCY DUE TO A CASUALTY OR CONDEMNATION.

     13.2 Remedies. IF AN EVENT OF DEFAULT OCCURS, LANDLORD SHALL HAVE THE FOLLOWING RIGHTS AND REMEDIES, IN ADDITION TO ANY AND ALL OTHER RIGHTS OR REMEDIES AVAILABLE TO LANDLORD IN LAW OR EQUITY:

          13.2.1 NOTICE TO QUIT. LANDLORD SHALL HAVE THE RIGHT TO DELIVER WRITTEN NOTICE TO TENANT TO QUIT POSSESSION AND OCCUPANCY OF THE PREMISES AND TO DECLARE THE LEASE TERMINATED. UPON LANDLORD'S TERMINATION OF THIS LEASE, TENANT SHALL QUIT AND PEACEABLY SURRENDER THE PREMISES, AND ALL PORTIONS THEREOF, TO LANDLORD, AND LANDLORD SHALL HAVE THE RIGHT TO RECEIVE ALL RENTAL AND OTHER INCOME OF AND FROM THE SAME.

          13.2.2 RIGHT OF RE-ENTRY. LANDLORD SHALL HAVE THE RIGHT, WITH OR WITHOUT TERMINATING THIS LEASE, TO RE-ENTER THE PREMISES AND TAKE POSSESSION THEREOF BY SUMMARY PROCEEDING, EVICTION, EJECTMENT OR OTHERWISE IN ACCORDANCE WITH APPLICABLE LAWS AS AND MAY DISPOSSESS ALL OTHER PERSONS AND PROPERTY FROM THE PREMISES. TENANT'S PROPERTY MAY BE REMOVED AND STORED IN A PUBLIC WAREHOUSE OR ELSEWHERE AT THE COST OF AND FOR THE ACCOUNT OF TENANT. NO RE-ENTRY OR TAKING POSSESSION OF THE PREMISES BY LANDLORD PURSUANT TO THIS SUBSECTION 13.2.2 SHALL BE CONSTRUED AS AN ELECTION TO TERMINATE THIS LEASE UNLESS A WRITTEN NOTICE OF SUCH INTENTION IS GIVEN TO TENANT OR UNLESS THE TERMINATION THEREOF IS DECREED BY A COURT OF COMPETENT JURISDICTION. TENANT THEREBY WAIVES NOTICE BEFORE EXERCISE OF ANY PREJUDGMENT REMEDY, AND ANY RIGHTS OF REDEMPTION, ALL TO THE EXTENT SUCH RIGHTS MAY BE LAWFULLY WAIVED.

          13.2.3 RECOVERY OF RENT AND DAMAGES. LANDLORD SHALL HAVE THE RIGHT TO RECOVER FROM TENANT ALL LOSS OF RENT AND OTHER DAMAGES THAT LANDLORD MAY INCUR BY REASON OF TERMINATION OF THE LEASE, INCLUDING, WITHOUT LIMITATION:
     (A) ALL RENT AND OTHER SUMS DUE AND PAYABLE BY TENANT AS OF THE DATE OF TERMINATION; (B) ALL RENT THAT WOULD OTHERWISE BE PAYABLE FOR THE REMAINDER OF THE TERM IN ACCORDANCE WITH THE TERMS OF THIS LEASE; (C) ALL OF LANDLORD'S THEN UNAMORTIZED COSTS OF SPECIAL INDUCEMENTS PROVIDED TO TENANT (INCLUDING WITHOUT LIMITATION RENT CONCESSIONS, TENANT CONSTRUCTION ALLOWANCES, RENT WAIVERS, ABOVE BUILDING STANDARD LEASEHOLD IMPROVEMENTS, AND THE LIKE); (D) THE COSTS OF COLLECTING AMOUNTS DUE FROM TENANT UNDER THE LEASE AND THE COSTS OF RECOVERING POSSESSION OF THE PREMISES (INCLUDING ATTORNEYS FEES AND LITIGATION COSTS) SUBJECT TO SECTION 16.13 HEREOF; (E) THE COSTS OF CURING TENANT'S DEFAULTS EXISTING AT OR PRIOR TO THE DATE OF TERMINATION; (F) ALL "Reletting Expenses" (AS DEFINED BELOW); AND (G) ALL LANDLORD'S DAMAGES ARISING FROM THE TERMINATION. FOLLOWING LANDLORD'S TERMINATION OF THIS LEASE DUE TO AN EVENT OF DEFAULT, LANDLORD SHALL USE REASONABLE EFFORTS TO MITIGATE ITS DAMAGES.

          13.2.4 ACCELERATION OF FUTURE RENTALS. FOLLOWING TERMINATION OF THIS LEASE, LANDLORD, AT ITS ELECTION, MAY DEMAND TO BE INDEMNIFIED FOR ITS LOSS OF RENT (WITH RESPECT TO THE PERIOD FOLLOWING SUCH TERMINATION) BY A LUMP SUM PAYMENT REPRESENTING THE THEN PRESENT VALUE OF THE AMOUNT OF RENT THAT WOULD HAVE BEEN PAID IN ACCORDANCE WITH THIS LEASE FOR THE REMAINDER OF THE TERM MINUS THE THEN PRESENT VALUE OF THE AGGREGATE FAIR MARKET RENT AND ADDITIONAL CHARGES PAYABLE FOR THE PREMISES FOR THE REMAINDER OF THE TERM (IF LESS THAN THE RENT PAYABLE HEREUNDER) ESTIMATED AS OF THE DATE OF TERMINATION, AND TAKING INTO ACCOUNT LANDLORD'S REASONABLE PROJECTIONS OF VACANCY AND TIME REQUIRED TO RE-LEASE THE

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     PREMISES. LANDLORD SHALL BE ENTITLED TO RECOVER FROM TENANT, AND TENANT
     SHALL PAY TO LANDLORD, ON DEMAND, SUCH AMOUNT AS FINAL DAMAGES FOR TENANT'S DEFAULT WITH RESPECT TO THE RENTS PAYABLE FOR THE REMAINDER OF THE TERM AS DESCRIBED ABOVE. IN THE COMPUTATION OF PRESENT VALUE, THE FEDERAL RESERVE DISCOUNT RATE (OR EQUIVALENT) SHALL BE EMPLOYED.

          13.2.5 RENTS DUE AFTER RE-ENTRY BY LANDLORD. IF LANDLORD RE-ENTERS OR OTHERWISE TAKES POSSESSION OF THE PREMISES WITHOUT TERMINATING THIS LEASE (BUT TERMINATING ONLY TENANT'S RIGHT OF POSSESSION IN THE PREMISES), THEN THE LEASE AND TENANT'S LIABILITIES AND OBLIGATIONS THEREUNDER SHALL SURVIVE SUCH ACTION. IN THE EVENT OF ANY SUCH TERMINATION OF TENANT'S RIGHT OF POSSESSION, WHETHER OR NOT THE PREMISES, OR ANY PORTION THEREOF, SHALL HAVE BEEN RELET, TENANT SHALL PAY THE LANDLORD A SUM EQUAL TO THE RENT AND ANY OTHER CHARGES REQUIRED TO BE PAID BY TENANT UP TO THE TIME OF SUCH TERMINATION OF SUCH RIGHT OF POSSESSION AND THEREAFTER TENANT, UNTIL THE END OF THE TERM, SHALL BE LIABLE TO LANDLORD FOR AND SHALL PAY TO LANDLORD:
     (A) THE EQUIVALENT OF THE AMOUNT OF THE RENT PAYABLE UNDER THIS LEASE, LESS
     (B) THE NET PROCEEDS OF ANY RELETTING EFFECTED PURSUANT TO THE PROVISIONS HEREOF AFTER DEDUCTING ALL OF LANDLORD'S RELETTING EXPENSES. TENANT SHALL PAY SUCH AMOUNTS IN ACCORDANCE WITH THE TERMS OF THIS SUBSECTION 13.2.5 AS SET FORTH IN A WRITTEN STATEMENT THEREOF FROM LANDLORD TO TENANT (THE "Deficiency") TO LANDLORD IN MONTHLY INSTALLMENTS ON THE DAYS ON WHICH THE ANNUAL BASE RENT IS PAYABLE UNDER THIS LEASE, AND LANDLORD SHALL BE ENTITLED TO RECOVER FROM TENANT EACH MONTHLY INSTALLMENT OF THE DEFICIENCY AS THE SAME SHALL ARISE. TENANT SHALL ALSO PAY TO LANDLORD UPON DEMAND THE COSTS INCURRED BY LANDLORD IN CURING TENANT'S DEFAULTS EXISTING AT OR PRIOR TO THE DATE OF SUCH TERMINATION, THE COST OF RECOVERING POSSESSION OF THE PREMISES AND THE RELETTING EXPENSES. TENANT AGREES THAT LANDLORD MAY FILE SUIT TO RECOVER ANY SUMS THAT BECOME DUE UNDER THE TERMS OF THIS SECTION FROM TIME TO TIME, AND ALL REASONABLE COSTS AND EXPENSES OF LANDLORD, INCLUDING ATTORNEYS' FEES AND COSTS INCURRED IN CONNECTION WITH SUCH SUITS SHALL BE PAYABLE BY TENANT ON DEMAND, SUBJECT TO THE PROVISIONS OF SECTION
     16.13 HEREOF.

          13.2.6 CERTAIN TERMS DEFINED. FOR PURPOSES OF THIS SECTION 13.2, "Reletting Alterations" SHALL MEAN ALL REPAIRS, CHANGES, IMPROVEMENTS, ALTERATIONS OR ADDITIONS MADE BY LANDLORD IN OR TO THE PREMISES TO THE EXTENT DEEMED REASONABLY NECESSARY BY LANDLORD TO PREPARE THE PREMISES FOR THE RE-LEASING FOLLOWING AN EVENT OF DEFAULT; AND "Reletting Expenses" SHALL MEAN THE REASONABLE EXPENSES PAID OR INCURRED BY LANDLORD IN CONNECTION WITH ANY RE-LEASING OF THE PREMISES FOLLOWING AN EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, MARKETING EXPENSES, BROKERAGE COMMISSIONS, MANAGEMENT FEES, ATTORNEYS' FEES, THE COSTS OF RELETTING ALTERATIONS, OPERATING EXPENSES AND RENT, TENANT ALLOWANCES AND OTHER ECONOMIC CONCESSIONS PROVIDED TO THE NEW TENANT.

     13.3 Landlord's Right to Cure Defaults. IF THE TENANT SHALL DEFAULT IN THE OBSERVANCE OR PERFORMANCE OF ANY CONDITION OR COVENANT ON TENANT'S PART TO BE OBSERVED OR PERFORMED UNDER OR BY VIRTUE OF ANY OF THE PROVISIONS OF THIS LEASE, AND SUCH DEFAULT CONTINUES BEYOND ANY APPLICABLE NOTICE AND CURE PERIOD OR LANDLORD REASONABLY DETERMINES THAT AN EMERGENCY EXISTS, THE LANDLORD, WITHOUT BEING UNDER ANY OBLIGATION TO DO SO AND WITHOUT THEREBY WAIVING SUCH DEFAULT, MAY REMEDY SUCH DEFAULT FOR THE ACCOUNT AND AT THE EXPENSE OF THE TENANT. IF THE LANDLORD MAKES ANY EXPENDITURES OR INCURS ANY OBLIGATIONS FOR THE PAYMENT OF MONEY IN CONNECTION THEREWITH, SUCH SUMS PAID OR OBLIGATION INCURRED AND COSTS, SHALL BE PAID UPON DEMAND TO THE LANDLORD BY THE TENANT AS ADDITIONAL RENT PURSUANT TO SECTION 4.4 HEREOF AND IF NOT SO PAID WITH INTEREST FROM ITS DUE DATE UNTIL PAID AT THE LESSER OF EIGHTEEN PERCENT (18%) PER ANNUM OR THE MAXIMUM LEGAL RATE THAT LANDLORD MAY CHARGE TENANT.

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     13.4 Disposition of Tenant's Property. IN ADDITION TO LANDLORD'S RIGHTS
UNDER SECTION 8.4 HEREOF, LANDLORD SHALL HAVE THE RIGHT TO HANDLE, REMOVE, DISCARD OR STORE IN A COMMERCIAL WAREHOUSE OR OTHERWISE, AT TENANT'S SOLE RISK AND EXPENSE, ANY OF TENANT'S PROPERTY THAT IS NOT REMOVED BY TENANT AT THE END OF THE TERM. LANDLORD SHALL IN NO EVENT BE RESPONSIBLE FOR THE VALUE, PRESERVATION OR SAFEKEEPING THEREOF. TENANT SHALL PAY TO LANDLORD, UPON DEMAND, ANY AND ALL EXPENSES INCURRED IN SUCH REMOVAL AND ALL STORAGE CHARGES FOR SUCH PROPERTY SO LONG AS THE SAME SHALL BE IN LANDLORD'S POSSESSION OR UNDER LANDLORD'S CONTROL.

     13.5 Reletting. IN CONNECTION WITH ANY RELETTING OF THE PREMISES FOLLOWING AN EVENT OF DEFAULT, LANDLORD SHALL BE ENTITLED TO GRANT SUCH RENTAL AND ECONOMIC CONCESSIONS AND OTHER INCENTIVES AS MAY BE CUSTOMARY FOR SIMILAR SPACE IN THE NEW HAVEN COUNTY SHORELINE AREA. LANDLORD SHALL NOT BE REQUIRED TO ACCEPT ANY TENANT OFFERED BY TENANT OR OBSERVE ANY INSTRUCTION GIVEN BY TENANT ABOUT SUCH RELETTING.

     13.6 No Accord and Satisfaction. LANDLORD MAY COLLECT AND RECEIVE ANY RENT DUE FROM TENANT, AND THE PAYMENT THEREOF SHALL NOT CONSTITUTE A WAIVER OF OR AFFECT ANY NOTICE OR DEMAND GIVEN, SUIT INSTITUTED OR JUDGMENT OBTAINED BY LANDLORD, OR BE HELD TO WAIVE, AFFECT, CHANGE, MODIFY OR ALTER THE RIGHTS OR REMEDIES THAT LANDLORD HAS AGAINST TENANT IN EQUITY, AT LAW, OR BY VIRTUE OF THIS LEASE. NO RECEIPT OR ACCEPTANCE BY LANDLORD FROM TENANT OF LESS THAN THE MONTHLY RENT HEREIN STIPULATED SHALL BE DEEMED TO BE OTHER THAN A PARTIAL PAYMENT ON ACCOUNT FOR ANY DUE AND UNPAID STIPULATED RENT; NO ENDORSEMENT OR STATEMENT ON ANY CHECK OR ANY LETTER OR OTHER WRITING ACCOMPANYING ANY CHECK OR PAYMENT OF RENT TO LANDLORD SHALL BE DEEMED AN ACCORD AND SATISFACTION, AND LANDLORD MAY ACCEPT AND NEGOTIATE SUCH CHECK OR PAYMENT WITHOUT PREJUDICE TO LANDLORD'S RIGHTS TO (A) RECOVER THE REMAINING BALANCE OF SUCH UNPAID RENT, OR
(B) PURSUE ANY OTHER REMEDY PROVIDED IN THIS LEASE.

     13.7 Claims in Bankruptcy. NOTHING HEREIN SHALL LIMIT OR PREJUDICE THE RIGHT OF LANDLORD TO PROVE AND OBTAIN IN PROCEEDING FOR BANKRUPTCY, INSOLVENCY, ARRANGEMENT OR REORGANIZATION BY REASON OF THE TERMINATION OF THIS LEASE, AN AMOUNT EQUAL TO THE MAXIMUM ALLOWED BY ANY STATUTE OR RULE OF LAW IN EFFECT AT THE TIME WHEN, AND GOVERNING THE PROCEEDINGS IN WHICH, THE DAMAGES ARE TO BE PROVED, WHETHER OR NOT THE AMOUNT IS GREATER, EQUAL TO OR LESS THAN THE AMOUNT OF THE LOSS OR DAMAGE THAT LANDLORD HAS SUFFERED. WITHOUT LIMITING ANY OF THE PROVISIONS OF THIS ARTICLE 13, IF PURSUANT TO THE BANKRUPTCY CODE, AS THE SAME MAY BE AMENDED, TENANT IS PERMITTED TO ASSIGN THIS LEASE IN DISREGARD OF THE RESTRICTIONS CONTAINED IN ARTICLE 12, TENANT AGREES THAT ADEQUATE ASSURANCE OF FUTURE PERFORMANCE BY THE ASSIGNEE PERMITTED UNDER THE BANKRUPTCY CODE SHALL MEAN THE DEPOSIT OF CASH SECURITY WITH LANDLORD IN ANY AMOUNT EQUAL TO ALL RENT PAYABLE UNDER THIS LEASE FOR THE CALENDAR YEAR PRECEDING THE YEAR IN WHICH SUCH ASSIGNMENT IS INTENDED TO BECOME EFFECTIVE, WHICH DEPOSIT SHALL BE HELD BY LANDLORD, WITHOUT INTEREST, FOR THE BALANCE OF THE TERM AS SECURITY FOR THE FULL AND FAITHFUL PERFORMANCE OF ALL OF THE OBLIGATIONS UNDER THIS LEASE ON THE PART OF TENANT YET TO BE PERFORMED. IF TENANT RECEIVES OR IS TO RECEIVE ANY VALUABLE CONSIDERATION FOR SUCH AN ASSIGNMENT OF THIS LEASE, SUCH CONSIDERATION, AFTER DEDUCTING THEREFROM (A) THE BROKERAGE COMMISSIONS, IF ANY, AND OTHER EXPENSES REASONABLY DESIGNATED BY THE ASSIGNEE AS PAID FOR THE PURCHASE OF TENANT'S PROPERTY IN THE PREMISES, SHALL BE AND BECOME THE SOLE EXCLUSIVE PROPERTY OF LANDLORD AND SHALL BE PAID OVER TO LANDLORD DIRECTLY BY SUCH ASSIGNEE. IN ADDITION, ADEQUATE ASSURANCE SHALL MEAN THAT ANY SUCH ASSIGNEE OF THIS LEASE SHALL HAVE A NET WORTH INDICATING SAID ASSIGNEE'S REASONABLE ABILITY TO PAY THE RENT, AND ABIDE BY THE TERMS OF THIS LEASE FOR THE REMAINING PORTION THEREOF APPLYING COMMERCIALLY REASONABLE STANDARDS.

     13.8 No Waiver of Rights. NO FAILURE BY LANDLORD TO INSIST UPON STRICT PERFORMANCE OF ANY COVENANTS, AGREEMENT, TERM OR CONDITION OF THIS LEASE, OR TO EXERCISE ANY RIGHT OR REMEDY CONSEQUENT UPON BREACH THEREOF, AND NO ACCEPTANCE OF FULL OR PARTIAL RENT DURING THE CONTINUANCE OF ANY BREACH, SHALL CONSTITUTE A WAIVER OF ANY SUCH OR OF ANY

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COVENANT, AGREEMENT, TERM OR CONDITION. WHENEVER, UNDER ANY PROVISION OF THIS
LEASE, TENANT SHALL BE ENTITLED TO RECEIVE ANY PAYMENT FROM LANDLORD OR TO EXERCISE ANY PRIVILEGE OR RIGHT UNDER THIS LEASE, LANDLORD SHALL NOT BE OBLIGATED TO MAKE ANY SUCH PAYMENT AND TENANT SHALL NOT BE ENTITLED TO EXERCISE ANY SUCH PRIVILEGE OR RIGHT SO LONG AS TENANT SHALL BE IN DEFAULT UNDER ANY OF THE PROVISIONS OF THIS LEASE BEYOND ANY APPLICABLE GRACE PERIOD SET FORTH IN THIS LEASE. TENANT SHALL NOT BE ENTITLED TO OFFSET AGAINST RENT OR ANY OTHER CHARGES PAYABLE UNDER THIS LEASE ANY PAYMENTS DUE FROM LANDLORD TO TENANT OR ANY MORTGAGEE. EACH RIGHT AND REMEDY OF LANDLORD PROVIDED FOR IN THIS LEASE SHALL BE CUMULATIVE AND CONCURRENT AND SHALL BE IN ADDITION TO EVERY OTHER RIGHT OR REMEDY PROVIDED FOR IN THIS LEASE NOW OR HEREAFTER EXISTING AT LAW OR IN EQUITY OR BY STATUTE OR OTHERWISE. LANDLORD'S EXERCISE OF ANY ONE OR MORE OF SUCH RIGHTS OR REMEDIES SHALL NOT PRECLUDE THE SIMULTANEOUS EXERCISE BY LANDLORD OF ANY OR ALL OTHER RIGHTS OR REMEDIES PROVIDED FOR IN THIS LEASE OR NOW OR HEREAFTER EXISTING AT LAW OR IN EQUITY OR BY STATUTE OR OTHERWISE.

     13.9 Arbitration. ANY DISPUTE ARISING OUT OF OR RELATING TO ARTICLE 5,
SECTION 6.1, SECTION 8.1 OR ARTICLE 19, OF THIS LEASE (WITH RESPECT TO THE ISSUES EXPRESSLY STATED THEREIN) SHALL BE SUBMITTED TO AND DETERMINED IN BINDING ARBITRATION UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATION SHALL BE CONDUCTED BEFORE AND BY A SINGLE ARBITRATOR SELECTED BY THE PARTIES. IF THE PARTIES HAVE NOT SELECTED AN ARBITRATOR WITHIN THIRTY (30) DAYS OF WRITTEN DEMAND FOR ARBITRATION, THE ARBITRATOR SHALL BE SELECTED BY THE AMERICAN ARBITRATION ASSOCIATION PURSUANT TO THE THEN CURRENT RULES OF THAT ASSOCIATION ON APPLICATION BY EITHER PARTY. THE ARBITRATOR SHALL HAVE AUTHORITY TO FASHION SUCH JUST, EQUITABLE AND LEGAL RELIEF AS HE, IN HIS SOLE DISCRETION, MAY DETERMINE. THE PARTIES AGREE THAT THE ARBITRATION HEARING SHALL BE HELD WITHIN THIRTY (30) BUSINESS DAYS FOLLOWING NOTIFICATION TO THE PARTIES OF THE APPOINTMENT OF SUCH ARBITRATOR, AND THAT THE ARBITRATION PROCEEDINGS SHALL BE CONCLUDED WITHIN THIRTY (30) BUSINESS DAYS FOLLOWING THE FIRST SCHEDULED ARBITRATION HEARING. EACH PARTY SHALL BEAR ALL ITS OWN EXPENSES OF ARBITRATION AND SHALL BEAR EQUALLY THE COSTS AND EXPENSES OF THE ARBITRATOR. ALL ARBITRATION PROCEEDINGS SHALL BE CONDUCTED IN THE CITY OF NEW HAVEN, STATE OF CONNECTICUT. LANDLORD AND TENANT FURTHER AGREE THAT THEY WILL FAITHFULLY OBSERVE THIS AGREEMENT AND RULES, AND THAT THEY WILL ABIDE BY AND PERFORM ANY AWARD RENDERED BY THE ARBITRATOR AND THAT A JUDGMENT OF THE COURT HAVING JURISDICTION MAY BE ENTERED UPON THE AWARD. THE DUTY TO ARBITRATE SHALL SURVIVE THE CANCELLATION OR TERMINATION OF THIS LEASE.

     13.10 Default by Landlord.

          13.10.1 LANDLORD DEFAULT; OPPORTUNITY TO CURE. IF LANDLORD FAILS TO PERFORM OR OBSERVE ANY OF ITS LEASE OBLIGATIONS AND SUCH FAILURE CONTINUES FOR MORE THAN THIRTY (30) DAYS AFTER TENANT HAS DELIVERED WRITTEN NOTICE THEREOF TO LANDLORD AND LANDLORD'S MORTGAGEE ("Tenant's Default Notice"), SUCH FAILURE SHALL CONSTITUTE A DEFAULT UNDER THIS LEASE; PROVIDED, HOWEVER, THAT IF THE NATURE OF LANDLORD'S OBLIGATION IS SUCH THAT MORE THAN THIRTY (30) DAYS ARE REQUIRED FOR PERFORMANCE THEN LANDLORD SHALL NOT BE IN DEFAULT IF LANDLORD COMMENCES PERFORMANCE WITHIN SUCH THIRTY (30)-DAY PERIOD AND THEREAFTER DILIGENTLY PROSECUTES THE SAME TO COMPLETION, EXCEPT IN THE CASE OF AN EMERGENCY, THE REQUIRED NOTICE AND CURE PERIOD SHALL BE THAT WHICH IS REASONABLE UNDER THE CIRCUMSTANCES. SUCH NOTICE AND GRACE PERIODS SHALL NOT APPLY TO EXTEND THE TIME PERIODS APPLICABLE TO LANDLORD'S RECONSTRUCTION OBLIGATIONS UNDER SECTION 10.1 HEREOF IN THE EVENT OF A CASUALTY, NOR SHALL THEY APPLY TO LANDLORD'S OBLIGATION TO "SUBSTANTIALLY COMPLETE" THE "LANDLORD'S EXPANSION WORK" UNDER SECTION 19.6.1 HEREOF (WHICH SECTION 19.6.1 CONTAINS ITS OWN APPLICABLE NOTICE AND CURE PROVISIONS AND IN WHICH SUCH TERMS ARE DEFINED); PROVIDED, HOWEVER, THAT THE PERFORMANCE AND COMPLIANCE BY LANDLORD WITH ITS OTHER OBLIGATIONS UNDER
     ARTICLE 19 HEREOF SHALL BE SUBJECT TO THE DEFAULT PROVISIONS OF THIS
     SECTION 13.10, INCLUDING THE RIGHTS GRANTED TO LANDLORD AND TENANT HEREUNDER WITH RESPECT TO ANY SUCH LANDLORD DEFAULT. TENANT'S DEFAULT NOTICE SHALL IDENTIFY THE LEASE PROVISIONS CONTAINING THE LANDLORD'S OBLIGATIONS

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     THAT ARE THE SUBJECT OF TENANT'S COMPLAINT AND SPECIFY IN REASONABLE DETAIL
     THE NATURE AND EXTENT OF LANDLORD'S FAILURE WITH RESPECT THERETO. IF LANDLORD OR LANDLORD'S MORTGAGEE FAILS TO CURE ANY SUCH DEFAULT WITHIN THE APPLICABLE GRACE PERIOD, TENANT MAY PURSUE ANY REMEDIES GIVEN IN THIS LEASE OR UNDER THE LAW AND IN EQUITY, SUBJECT TO LANDLORD'S RIGHT TO DELIVER A "LANDLORD'S DISPUTE NOTICE" (AS DEFINED IN SECTION 13.10.2 BELOW).

          13.10.2 Tenant Self-Help Rights; Landlord's Dispute Notice. If Landlord defaults: (a) in the performance of any of its Lease covenants (excluding its obligation to Substantially Complete Landlord's Expansion Work under Section 19.6.1) beyond the applicable grace period provided in this Section 13.10 above due to any reason within its control (except by reason of Tenant's default in its Lease obligations or as the result of Tenant's actions) and such default results in an interruption in an "ESSENTIAL SERVICE" (as defined below), or (b) in its obligation to Substantially Complete Landlord's Expansion Work within the time period required by Section 19.6.1, subject to the effect of the grace and extension periods provided in such Section, and (c) Tenant notifies Landlord and Landlord's Mortgagee in writing of such default and identifies its proposed curative actions (the "TENANT'S NOTICE OF INTENT TO EXERCISES SELF-HELP"), then, in such event, Tenant shall have the right to remedy such Landlord's default by completing such repair or construction work as necessary to restore or provide such Essential Service if:

               (i) no event has occurred that with the passing of time or going of notice, or both, would constitute an Event of Default; and no Event of Default has occurred and is outstanding; and

               (ii) Tenant's conducts all such remedial work in accordance with the terms of this Lease, including without limitation, the Rules and Regulations.

          Tenant's right to undertake any such repairs shall be limited to such repairs that do not adversely affect the structural components of the Building or any Building systems that serve other Building tenants, if any. Notwithstanding anything herein to the contrary, if Landlord disputes in writing the occurrence of any such default or the proposed curative actions identified by Tenant in Tenant's Notice of Intent to Exercise Self-Help, and Landlord delivers written notice of such dispute (the "LANDLORD'S DISPUTE NOTICE") to Tenant within ten (10) business days following its receipt Tenant's Notice of Intent to Exercise Self-Help, then, Tenant shall not have the right to remedy the claimed Landlord default until the disputed matter is submitted to, and determined by, the binding arbitration procedure set forth in Section 13.9 hereof and the result is the decision by the arbitrator that Landlord did default in its obligation to provide an Essential Service or to Substantially Complete the Landlord's Expansion Work within the required time frame, as applicable.

          13.10.3 Tenant's Setoff Rights. In the event that Tenant undertakes and completes such repair and construction work in compliance with the terms and conditions of this Section 13.10, Landlord shall be responsible for the reasonable costs of Tenant's work and Landlord shall pay Tenant such costs within thirty (30) days of its receipt of Tenant's written invoice therefor, which shall be delivered to Landlord and Landlord's Mortgagee together with supporting permits, receipts, lien waivers, and other documentation reasonably required by Landlord to verify the completion of such work and Tenant's payment thereof (the "LANDLORD REPAIR EXPENSES"). If Landlord fails to pay to Tenant the Landlord Repair Expenses within such thirty (30) day period following Tenant's submission of such documentation, Tenant may set-off the amount of such Landlord Repair Expenses against its future scheduled monthly installments of Annual Base Rent until such Landlord Repair Expenses are repaid to Tenant thereby; subject, however, to the condition that (a) Tenant shall provide Landlord and Landlord's Mortgagee with at least ten (10) days prior written notice of its intention to set-off any

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     such amount from a scheduled monthly installment of Annual Base Rent, and
     (b) Tenant may not set-off more than ten (10%) percent of any scheduled monthly installment of Annual Base Rent. Landlord acknowledges and agrees that if the Tenant has not been paid the Landlord Repair Expenses in full by the end of the Term, Tenant's right to collect the remaining balance thereof shall survive the expiration of the Term.

          13.10.4 Essential Services. As used herein, the term "ESSENTIAL SERVICES" shall mean (a) Landlord's Replacement Obligations, and (b) any service required to be provided by Landlord under Section 6.1 of this Lease, the failure of which materially and adversely interferes with the conduct of Tenant's normal business operations in a material portion of the Premises or materially and adversely affects the health or safety of Tenant's employees or Tenant's Property.

     13.11 Waivers.

          13.11.1 PREJUDGMENT REMEDIES - COMMERCIAL TRANSACTION. TENANT HEREBY REPRESENTS, COVENANTS AND AGREES THAT IT IS ENGAGED PRIMARILY IN COMMERCIAL PURSUITS, AND THAT THE LEASE IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF SECTION 52-278A(A) OF THE CONNECTICUT GENERAL STATUTES (REV.
     1958), AS AMENDED. TENANT HEREBY WAIVES ALL RIGHTS TO NOTICE, PRIOR JUDICIAL HEARING OR COURT ORDER UNDER SECTION 52-278A ET SEQ. OF THE CONNECTICUT GENERAL STATUTES (REV. 1958) AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDIES THE LANDLORD MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER.

          13.11.2 TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY EMERGENCY OR OTHER STATUTORY REMEDY WITH RESPECT THERETO.

            ARTICLE 14 NONDISTURBANCE AND RIGHTS OF MORTGAGE HOLDERS

     14.1 Subordination.

          14.1.1 SUBORDINATION AGREEMENT. THIS LEASE AND ALL OF TENANT'S RIGHTS HEREUNDER ARE, AND SHALL BE, SUBJECT AND SUBORDINATE AT ALL TIMES TO ANY MORTGAGES (EACH, A "Mortgage") WHICH MAY NOW EXIST OR HEREAFTER AFFECT THE PROPERTY, OR ANY PORTION THEREOF, IN ANY AMOUNT, AND TO ALL RENEWALS, MODIFICATIONS, CONSOLIDATIONS, REPLACEMENTS, AND EXTENSIONS OF SUCH MORTGAGES, SUBJECT TO SUCH MORTGAGEE'S GRANT OF NON-DISTURBANCE RIGHTS TO TENANT, MORE FULLY DESCRIBED BELOW. THIS SECTION SHALL BE SELF-OPERATIVE AND NO FURTHER SUBORDINATION SHALL BE REQUIRED. IN CONFIRMATION OF SUCH SUBORDINATION, TENANT SHALL PROMPTLY EXECUTE, ACKNOWLEDGE AND DELIVER ANY INSTRUMENT THAT LANDLORD OR THE HOLDER OF ANY MORTGAGE OR ITS ASSIGNS OR SUCCESSORS IN INTEREST (EACH SUCH HOLDER, A "Mortgagee") MAY REASONABLY REQUEST TO EVIDENCE SUCH SUBORDINATION AND NON-DISTURBANCE. TENANT'S AGREEMENT TO SUBORDINATE THIS LEASE AND ITS RIGHTS HEREUNDER AS TO ANY FUTURE MORTGAGES IS SUBJECT TO THE CONDITION THAT LANDLORD DELIVERS TO TENANT A RECORDABLE SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ON THE COMMERCIALLY REASONABLE STANDARD FORM THEN UTILIZED BY THE HOLDER OF ANY SUCH MORTGAGE.

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          14.1.2 ATTORNMENT AGREEMENT. IN THE EVENT THAT ANY SUCH FIRST MORTGAGE
     IS FORECLOSED OR A CONVEYANCE IN LIEU OF FORECLOSURE IS MADE FOR ANY
     REASON, TENANT SHALL, AUTOMATICALLY ATTORN TO AND BECOME THE TENANT OF THE SUCCESSOR IN INTEREST TO LANDLORD AT THE OPTION OF SUCH SUCCESSOR IN INTEREST. TENANT COVENANTS AND AGREES TO EXECUTE AND DELIVER, WITHIN TEN
     (10) DAYS FOLLOWING DELIVERY OF REQUEST BY LANDLORD, MORTGAGEE, OR BY LANDLORD'S SUCCESSOR IN INTEREST AND IN A COMMERCIALLY REASONABLE FORM REQUESTED BY LANDLORD, MORTGAGEE, OR BY LANDLORD'S SUCCESSOR IN INTEREST, ANY ADDITIONAL DOCUMENTS EVIDENCING THE PRIORITY OR SUBORDINATION OF THIS LEASE WITH RESPECT TO THE LIEN OF ANY SUCH FIRST MORTGAGE, WHICH ADDITIONAL COMMERCIALLY REASONABLE DOCUMENTS SHALL BE REASONABLE SATISFACTORY TO TENANT, LANDLORD, MORTGAGEE, AND LANDLORD'S SUCCESSORS IN INTEREST.

          14.1.3 MORTGAGEE EXCULPATION FOR CERTAIN MATTERS. IF ANY MORTGAGEE SHALL SUCCEED TO THE INTEREST OF LANDLORD UNDER THIS LEASE, SUCH MORTGAGEE SHALL ASSUME AND PERFORM LANDLORD'S OBLIGATIONS UNDER THIS LEASE ONLY WHILE IT IS THE FEE OWNER OF THE BUILDING AND SHALL NOT BE (A) LIABLE FOR ANY BREACH, ACT OR OMISSION OF ANY PRIOR LANDLORD, INCLUDING LANDLORD, PROVIDED, HOWEVER, THAT WITH RESPECT TO CONTINUING DEFAULTS, MORTGAGEE SHALL ONLY BE RESPONSIBLE TO CURE ANY DEFAULTS IN LANDLORD'S OBLIGATIONS UNDER THE LEASE WHICH EXIST ON OR ARISE AFTER THE DATE THAT MORTGAGEE ACQUIRES TITLE TO THE PROPERTY, BUT NOT FOR ANY DAMAGES OR CLAIMS WHICH ARISE PRIOR TO THE DATE THAT MORTGAGEE ACQUIRES TITLE TO THE PROPERTY; (B) SUBJECT TO OFFSETS, CLAIMS OR DEFENSES WHICH TENANT MIGHT HAVE AGAINST PRIOR LANDLORDS PROVIDED, HOWEVER, THAT WITH RESPECT TO CONTINUING DEFAULTS, MORTGAGEE SHALL ONLY BE RESPONSIBLE TO CURE ANY DEFAULTS IN LANDLORD'S OBLIGATIONS UNDER THE LEASE WHICH EXIST ON OR ARISE AFTER THE DATE THAT MORTGAGEE ACQUIRES TITLE TO THE PROPERTY, BUT NOT FOR ANY DAMAGES OR CLAIMS WHICH ARISE PRIOR TO THE DATE THAT MORTGAGEE ACQUIRES TITLE TO THE PROPERTY; (C) BOUND BY THE PAYMENT OF RENT OR OTHER PAYMENT IN LIEU OF RENT WHICH TENANT MAY HAVE PAID TO ANY PRIOR LANDLORD FOR MORE THAN ONE (1) MONTH IN ADVANCE OF ITS DUE DATE; (D) BOUND BY ANY ASSIGNMENT, SURRENDER, TERMINATION, WAIVER, LEASE AMENDMENT OR MODIFICATION OF OR AFFECTING THIS LEASE MADE WITHOUT ITS CONSENT EXCEPT ANY SUCH RIGHT THAT IS EXPRESSLY GRANTED TO TENANT IN THIS LEASE WITHOUT ANY REQUIREMENT FOR LANDLORD'S PRIOR APPROVAL; OR (E) LIABLE FOR ANY PORTION OF A SECURITY DEPOSIT NOT ACTUALLY RECEIVED BY SUCH MORTGAGE HOLDER.

     14.2 Notices. IF TENANT IS GIVEN WRITTEN NOTICE OF THE IDENTITY AND ADDRESS OF ANY MORTGAGEE, THEN TENANT SHALL GIVE TO SUCH MORTGAGEE WRITTEN NOTICE OF ANY DEFAULT BY LANDLORD UNDER THE TERMS OF THIS LEASE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY REPUTABLE OVERNIGHT CARRIER, AND SUCH MORTGAGEE SHALL BE GIVEN THE OPPORTUNITY TO CURE LANDLORD'S DEFAULT WITHIN THE THIRTY (30) DAYS FOLLOWING SUCH WRITTEN NOTICE; PROVIDED, HOWEVER, THAT SAID THIRTY (30)-DAY PERIOD SHALL BE EXTENDED SO LONG AS WITHIN SAID THIRTY (30)-DAY PERIOD SUCH PARTY HAS COMMENCED TO CURE THE DEFAULT AND SUCH PARTY IS PROCEEDING WITH DUE DILIGENCE (INCLUDING THE EXERCISE OF ITS REMEDIES AGAINST LANDLORD IF NECESSARY TO OBTAIN POSSESSION OF THE PREMISES) TO EFFECT SUCH CURE.

     14.3 Estoppel Certificates. TENANT SHALL AT ANY TIME, AND FROM TIME TO TIME, UPON NOT LESS THAN TEN (10) DAYS PRIOR WRITTEN NOTICE FROM LANDLORD EXECUTE, ACKNOWLEDGE AND DELIVER TO LANDLORD, TO ANY PROSPECTIVE PURCHASER, OR MORTGAGEE, A WRITTEN CERTIFICATE OF TENANT SUBSTANTIALLY IN THE FORM OF EXHIBIT G ATTACHED HERETO (OR IN SUCH OTHER FORM AS MAY BE REQUIRED BY LANDLORD)
STATING: (A) WHETHER TENANT HAS ACCEPTED THE PREMISES AND THE COMMENCEMENT DATE AND TERMINATION DATE OF THIS LEASE; (B) THAT THIS LEASE IS UNMODIFIED AND IN FULL FORCE AND EFFECT (OR IF THERE HAVE BEEN MODIFICATIONS, THAT THE SAME IS IN FULL FORCE AND EFFECT AS MODIFIED AND STATING THE MODIFICATIONS), AND HAS NOT BEEN ASSIGNED; (C) THAT THERE ARE NOT, TO TENANT'S BEST KNOWLEDGE, ANY UNCURED DEFAULTS ON THE PART OF THE LANDLORD OR TENANT HEREUNDER, OR SPECIFYING ANY DEFAULTS THAT MAY EXIST; (D) WHETHER OR NOT THERE ARE THEN EXISTING ANY DEFENSES AGAINST THE ENFORCEMENT OF ANY OF THE OBLIGATIONS OF TENANT UNDER THIS LEASE (AND, IF SO, SPECIFYING SAME); (E) WHETHER TENANT HAS RECEIVED

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ALL REQUIRED CONTRIBUTIONS FROM LANDLORD ON ACCOUNT OF TENANT'S IMPROVEMENTS;
(F) THE DATES, IF ANY, TO WHICH THE ANNUAL BASE RENT AND ADDITIONAL RENT AND OTHER CHARGES UNDER THIS LEASE HAVE BEEN PAID AND THE AMOUNTS OF SAID ANNUAL BASE RENT AND ADDITIONAL RENT, AND THAT NO ANNUAL BASE RENT, ADDITIONAL RENT, OR SECURITY DEPOSIT HAS BEEN PAID IN ADVANCE OF ITS DUE DATE, AND (G) ANY OTHER INFORMATION THAT MAY REASONABLY BE REQUIRED BY ANY OF SUCH PERSONS. IT IS INTENDED THAT ANY SUCH CERTIFICATE OF TENANT DELIVERED PURSUANT TO THIS SECTION
14.3 MAY BE RELIED UPON BY LANDLORD AND ANY PROSPECTIVE PURCHASER OR THE MORTGAGEE OF ANY PART OF THE BUILDING.

     14.4 Quiet Enjoyment. UPON TENANT PAYING THE ANNUAL BASE RENT AND ADDITIONAL RENT AND PERFORMING ALL OF TENANT'S OBLIGATIONS UNDER THIS LEASE, TENANT MAY PEACEFULLY AND QUIETLY ENJOY THE PREMISES DURING THE TERM AS AGAINST ALL PERSONS OR ENTITIES LAWFULLY CLAIMING BY OR THROUGH LANDLORD; SUBJECT, HOWEVER, TO THE PROVISIONS OF THIS LEASE AND TO THE RIGHTS OF LANDLORD'S MORTGAGEE.

                               ARTICLE 15 NOTICES

     15.1 Manner of Notice.

          15.1.1 NOTICES; ADDRESSES. ALL NOTICES, DEMANDS AND OTHER COMMUNICATIONS ("notices") PERMITTED OR REQUIRED TO BE GIVEN UNDER THIS LEASE SHALL BE IN WRITING AND SENT BY PERSONAL SERVICE, CERTIFIED MAIL (POSTAGE PREPAID) RETURN RECEIPT REQUESTED OR BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE TO THE FOLLOWING ADDRESSES OR TO SUCH OTHER ADDRESS AS EITHER LANDLORD OR TENANT MAY DESIGNATE AS ITS NEW ADDRESS FOR SUCH PURPOSE BY NOTICE GIVEN TO THE OTHER IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 15.1:

          If to Tenant:       CAS Medical Systems, Inc.
                              44 East Industrial Drive
                              Branford, Connecticut 06405
                              Attn: Jeffrey A. Baird, Chief Financial Officer

          With copies to:     Pamela Millman
                              Wiggin and Dana LLP
                              265 Church Street
                              New Haven, CT 06510

          If to Landlord:     DMP New Branford, LLC
                              c/o Davis Marcus Partners, Inc.
                              One Appleton Street
                              Boston, MA 02116

          With copies to:     David P. Fiore
                              Davis Marcus Partners, Inc.
                              200 Connecticut Avenue
                              Norwalk, CT 06854


          15.1.2 DELIVERY. NOTICES SHALL BE DEEMED TO HAVE BEEN GIVEN (A) WHEN HAND DELIVERED (PROVIDED THAT DELIVERY SHALL BE EVIDENCED BY A RECEIPT EXECUTED BY OR ON BEHALF OF THE ADDRESSEE IF DELIVERED BY PERSONAL SERVICE) IF PERSONAL SERVICE IS USED, (B) THE DATE OF RECEIPT THEREOF OR DATE OF REFUSAL TO ACCEPT IF SENT BY POSTAGE PRE-PAID REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AND (D) ONE (1) DAY AFTER BEING SENT BY FEDERAL EXPRESS OR OTHER REPUTABLE OVERNIGHT COURIER SERVICE (WITH DELIVERY EVIDENCED BY WRITTEN RECEIPT) IF OVERNIGHT COURIER SERVICE IS USED.

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                            ARTICLE 16 MISCELLANEOUS

     16.1 Brokers. LANDLORD AND TENANT WARRANT TO EACH OTHER THAT THEY HAVE HAD NO DEALINGS WITH ANY BROKER, AGENT OR FINDER IN CONNECTION WITH THIS LEASE EXCEPT OR & L COMMERCIAL (THE "Brokers"). TENANT AGREES TO PAY THE COMMISSIONS DUE TO SUCH BROKERAGE COMPANY PURSUANT TO SEPARATE AGREEMENTS. BOTH PARTIES HERETO AGREE TO PROTECT, INDEMNIFY AND HOLD HARMLESS THE OTHER FROM AND AGAINST ANY AND ALL EXPENSES WITH RESPECT TO ANY COMPENSATION, COMMISSIONS AND CHARGES CLAIMED BY ANY OTHER BROKER, AGENT OR FINDER NOT IDENTIFIED ABOVE WITH RESPECT TO THIS LEASE OR THE NEGOTIATION THEREOF THAT IS MADE BY REASON OF ANY ACTION OR AGREEMENT BY SUCH PARTY.

     16.2 Building Name.

               (a) DURING ANY PERIOD THAT CAS MEDICAL SYSTEMS, INC. IS THE SOLE TENANT OF THE BUILDING AND THE PROPERTY, TENANT SHALL HAVE THE RIGHT TO DESIGNATE THE NAME OF THE BUILDING, (BUT LANDLORD RESERVES THE RIGHT TO DESIGNATE THE NAME OF THE PROPERTY).

               (b) DURING ANY PERIOD THAT CAS MEDICAL SYSTEMS, INC. IS NOT THE SOLE TENANT OF THE BUILDING AND THE PROPERTY MAY BE KNOWN BY SUCH NAME AS LANDLORD, IN ITS SOLE DISCRETION, MAY ELECT, AND LANDLORD SHALL HAVE THE RIGHT FROM TIME TO TIME TO CHANGE SUCH DESIGNATION OR NAME WITHOUT TENANT'S CONSENT UPON PRIOR WRITTEN NOTICE TO TENANT.

               (c) DURING ANY PERIOD THAT CAS MEDICAL SYSTEMS, INC. IS NOT THE SOLE TENANT OF THE PROPERTY, THE PROPERTY MAY BE KNOWN BY SUCH NAME AS LANDLORD, IN ITS SOLE DISCRETION, MAY ELECT, AND LANDLORD SHALL HAVE THE RIGHT FROM TIME TO TIME TO CHANGE SUCH DESIGNATION OR NAME WITHOUT TENANT'S CONSENT UPON PRIOR WRITTEN NOTICE TO TENANT. THESE SS.16.2 PROVISIONS SHALL NOT BE DEEMED TO MODIFY TENANT'S SIGNAGE RIGHTS HEREUNDER.

     16.3 Authority. IF TENANT SIGNS AS A CORPORATION, LIMITED LIABILITY COMPANY, OR A PARTNERSHIP, OR OTHER BUSINESS ENTITY EACH PERSON EXECUTING THIS LEASE ON BEHALF OF TENANT HEREBY COVENANTS AND WARRANTS THAT TENANT IS A DULY AUTHORIZED AND EXISTING ENTITY, THAT TENANT IS DULY QUALIFIED TO DO BUSINESS IN CONNECTICUT, THAT TENANT HAS FULL RIGHT AND AUTHORITY TO ENTER INTO THIS LEASE, AND THAT EACH PERSON SIGNING ON BEHALF OF TENANT IS DULY AUTHORIZED TO DO SO AND THAT NO OTHER SIGNATURES ARE NECESSARY. UPON LANDLORD'S REQUEST, TENANT SHALL PROVIDE LANDLORD WITH EVIDENCE REASONABLY SATISFACTORY TO LANDLORD CONFIRMING THE FOREGOING COVENANTS AND WARRANTIES. IF LANDLORD SIGNS AS A CORPORATION, LIMITED LIABILITY COMPANY, OR A PARTNERSHIP, OR OTHER BUSINESS ENTITY EACH PERSON EXECUTING THIS LEASE ON BEHALF OF LANDLORD HEREBY COVENANTS AND WARRANTS THAT LANDLORD IS A DULY AUTHORIZED AND EXISTING ENTITY, THAT LANDLORD IS DULY QUALIFIED TO DO BUSINESS IN CONNECTICUT, THAT LANDLORD HAS FULL RIGHT AND AUTHORITY TO ENTER INTO THIS LEASE, AND THAT EACH PERSON SIGNING ON BEHALF OF LANDLORD IS DULY AUTHORIZED TO DO SO AND THAT NO OTHER SIGNATURES ARE NECESSARY. UPON TENANT'S REQUEST, LANDLORD SHALL PROVIDE TENANT WITH EVIDENCE REASONABLY SATISFACTORY TO TENANT CONFIRMING THE FOREGOING COVENANTS AND WARRANTIES.

     16.4 Interpretation. THE WORDS "Landlord" AND "Tenant" AS USED HEREIN SHALL INCLUDE THE PLURAL AS WELL AS THE SINGULAR. THE WORDS USED IN NEUTER GENDER INCLUDE THE MASCULINE AND FEMININE. IF THERE IS MORE THAN ONE TENANT, THE OBLIGATIONS UNDER THIS LEASE IMPOSED ON TENANT SHALL BE JOINT AND SEVERAL. THE CAPTIONS PRECEDING THE ARTICLES OF THIS LEASE HAVE BEEN INSERTED SOLELY AS A MATTER OF CONVENIENCE AND SUCH CAPTIONS IN NO WAY DEFINE OR LIMIT THE SCOPE OR INTENT OF ANY PROVISION OF THIS LEASE. THIS LEASE MAY BE EXECUTED IN SEVERAL COUNTERPARTS AND BY EACH PARTY ON A SEPARATE COUNTERPART, EACH OF WHICH, WHEN SO EXECUTED AND DELIVERED, SHALL BE AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT.

     16.5 Modifications. NEITHER THIS LEASE NOR ANY TERM OR PROVISION HEREOF MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED ORALLY, AND NO BREACH THEREOF SHALL BE WAIVED,

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

ALTERED OR MODIFIED, EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE PARTY AGAINST WHICH THE ENFORCEMENT OF THE CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT. ANY RIGHT TO CHANGE, WAIVE, DISCHARGE, ALTER OR MODIFY, OR TERMINATE THIS LEASE SHALL BE SUBJECT TO THE PRIOR EXPRESS WRITTEN CONSENT OF LANDLORD'S MORTGAGEE, EXCEPT ANY SUCH RIGHT THAT IS EXPRESSLY GRANTED TO TENANT IN THIS LEASE WITHOUT ANY REQUIREMENT FOR LANDLORD'S PRIOR APPROVAL.

     16.6 Severability. IF ANY PROVISION OF THIS LEASE OR THE APPLICATION THEREOF TO ANY PERSON OR CIRCUMSTANCE SHALL, TO ANY EXTENT, BE INVALID OR UNENFORCEABLE, THE REMAINDER OF THIS LEASE, OR THE APPLICATION OF SUCH PROVISION TO PERSONS OR CIRCUMSTANCES OTHER THAN THOSE AS TO WHICH IT IS INVALID OR UNENFORCEABLE, SHALL NOT BE AFFECTED THEREBY, AND EACH PROVISION OF THIS LEASE SHALL BE VALID AND ENFORCEABLE TO THE FULL EXTENT PERMITTED BY LAW.

     16.7 Entire Agreement. LANDLORD'S EMPLOYEES, REPRESENTATIVES AND AGENTS HAVE NO AUTHORITY TO MAKE OR AGREE TO MAKE A LEASE OR ANY OTHER AGREEMENT OR UNDERTAKING IN CONNECTION HEREWITH. THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION AND NEGOTIATION DOES NOT CONSTITUTE AN OFFER TO LEASE, OR A RESERVATION OF, OR OPTION FOR, THE PREMISES, AND THIS DOCUMENT SHALL BE EFFECTIVE AND BINDING ONLY UPON THE EXECUTION AND DELIVERY HEREOF BY BOTH LANDLORD AND TENANT. THIS LEASE, INCLUDING THE EXHIBITS HERETO, WHICH ARE MADE PART OF THIS LEASE, CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES AND ALL PRIOR NEGOTIATIONS AND AGREEMENTS ARE MERGED HEREIN. NEITHER LANDLORD NOR LANDLORD'S AGENTS HAVE MADE ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PREMISES, THE BUILDING OR THIS LEASE EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND NO RIGHTS, EASEMENTS OR LICENSES ARE OR SHALL BE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE UNLESS EXPRESSLY SET FORTH HEREIN. TENANT COVENANTS AND AGREES THAT NO DIMINUTION OF LIGHT, AIR OR VIEW BY ANY STRUCTURE THAT MAY HEREAFTER BE ERECTED (WHETHER OR NOT BY LANDLORD) SHALL ENTITLE TENANT TO ANY REDUCTION OF ANNUAL BASE RENT OR ADDITIONAL RENT UNDER THIS LEASE, RESULT IN ANY LIABILITY OF LANDLORD OR TENANT, OR IN ANY OTHER WAY AFFECT THIS LEASE OR TENANT'S OBLIGATIONS HEREUNDER.

     16.8 No Merger. THERE SHALL BE NO MERGER OF THIS LEASE OR OF THE LEASEHOLD ESTATE HEREBY CREATED WITH THE FEE ESTATE IN THE PREMISES OR ANY PART THEREOF BY REASON OF THE FACT THAT THE SAME PERSON MAY ACQUIRE OR HOLD, DIRECTLY OR INDIRECTLY, THIS LEASE OR THE LEASEHOLD ESTATE HEREBY CREATED OR ANY INTEREST IN THIS LEASE OR IN SUCH LEASEHOLD ESTATE AS WELL AS THE FEE ESTATE IN THE LEASEHOLD PREMISES OR ANY INTEREST IN SUCH FEE ESTATE.

     16.9 Easements. LANDLORD RESERVES THE RIGHT, FROM TIME TO TIME, TO GRANT EASEMENTS AND RIGHTS, MAKE DEDICATIONS, AGREE TO RESTRICTIONS AND RECORD MAPS AFFECTING THE PROPERTY AS LANDLORD MAY DEEM NECESSARY OR DESIRABLE, SO LONG AS SUCH EASEMENTS, RIGHTS, DEDICATIONS, RESTRICTIONS, AND MAPS DO NOT UNREASONABLY INTERFERE WITH THE USE OF, OR ACCESS TO THE PREMISES, OR PARKING RIGHTS BY TENANT; AND THIS LEASE SHALL BE SUBORDINATE TO SUCH INSTRUMENTS.

     16.10 Bind and Inure. THE TERMS, PROVISIONS, COVENANTS AND CONDITIONS CONTAINED IN THIS LEASE SHALL BIND AND INURE TO THE BENEFIT OF LANDLORD AND TENANT, AND, EXCEPT AS OTHERWISE PROVIDED HEREIN, THEIR RESPECTIVE HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS. IF TWO OR MORE INDIVIDUALS, CORPORATIONS, PARTNERSHIPS OR OTHER BUSINESS ASSOCIATIONS (OR ANY COMBINATION OF TWO OR MORE THEREOF) SHALL SIGN THIS LEASE AS TENANT, THE LIABILITY OF EACH SUCH INDIVIDUAL, CORPORATION, PARTNERSHIP OR OTHER BUSINESS ASSOCIATION TO PAY RENT AND PERFORM ALL OTHER OBLIGATIONS HEREUNDER SHALL BE DEEMED TO BE JOINT AND SEVERAL. ALL AGREEMENTS, COVENANTS AND INDEMNIFICATIONS CONTAINED HEREIN OR MADE IN WRITING PURSUANT TO THE TERMS OF THIS LEASE BY OR ON BEHALF OF TENANT SHALL BE DEEMED MATERIAL AND SHALL SURVIVE EXPIRATION OR SOONER TERMINATION OF THIS LEASE.

     16.11 Remedies Cumulative; No Waiver. NO REMEDY OR ELECTION HEREUNDER SHALL BE DEEMED EXCLUSIVE, BUT SHALL WHEREVER POSSIBLE, BE CUMULATIVE WITH ALL OTHER REMEDIES AT LAW OR IN EQUITY. NO WAIVER OF ANY PROVISION HEREOF SHALL BE DEEMED A WAIVER OF ANY OTHER

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PROVISION HEREOF OR OF ANY SUBSEQUENT BREACH OF THE SAME OR ANY OTHER PROVISION.
NO WAIVER OF ANY BREACH SHALL AFFECT OR ALTER THIS LEASE, BUT EACH AND EVERY TERM, COVENANT AND CONDITION OF THIS LEASE SHALL CONTINUE IN FULL FORCE AND EFFECT WITH RESPECT TO ANY OTHER THEN EXISTING OR SUBSEQUENT BREACH THEREOF. NO REFERENCE TO ANY SPECIFIC RIGHT OR REMEDY SHALL PRECLUDE THE EXERCISE OF ANY OTHER RIGHT OR REMEDY PERMITTED HEREUNDER OR THAT MAY BE AVAILABLE AT LAW OR IN EQUITY. NO FAILURE BY LANDLORD TO INSIST UPON THE STRICT PERFORMANCE OF ANY AGREEMENT, TERM, COVENANT OR CONDITION HEREOF, OR TO EXERCISE ANY RIGHT OR
REMEDY CONSEQUENT UPON A BREACH THEREOF, AND NO ACCEPTANCE OF FULL OR PARTIAL RENT DURING THE CONTINUANCE OF ANY SUCH BREACH, SHALL CONSTITUTE A WAIVER OF ANY SUCH BREACH, AGREEMENT, TERM, COVENANT OR CONDITION.

     16.12 Tenant's Financial Statements.

          16.12.1 DELIVERY OF FINANCIAL STATEMENTS. TENANT SHALL FURNISH LANDLORD ANNUALLY, WITHIN NINETY (90) DAYS AFTER THE END OF EACH FISCAL YEAR OF TENANT (AND AT SUCH OTHER TIMES AS MAY BE REQUIRED BY THE TERMS OF THIS LEASE), COPIES OF THE BALANCE SHEETS OF TENANT, AS AT THE CLOSE OF SUCH FISCAL YEAR, AND STATEMENTS OF INCOME AND RETAINED EARNINGS OF TENANT FOR SUCH YEAR, PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND AUDITED BY TENANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS (IF AUDITED FINANCIAL STATEMENTS FOR SUCH FISCAL YEAR ARE AVAILABLE AT SUCH
     TIME). IF AUDITED FINANCIAL STATEMENTS FOR THE MOST RECENTLY ENDED FISCAL YEAR ARE NOT AVAILABLE AT THE TIME OF SUCH REQUEST BY LANDLORD, TENANT SHALL PROVIDE ITS MOST RECENT UNAUDITED FINANCIAL STATEMENTS AS ARE THEN AVAILABLE CERTIFIED BY TENANT'S CHIEF FINANCIAL OFFICER TO BE TRUE AND CORRECT. TENANT ALSO AGREES TO FURNISH TO LANDLORD WITHIN TEN (10) DAYS FOLLOWING LANDLORD'S WRITTEN REQUEST THEREFOR, COPIES OF SUCH FINANCIAL STATEMENTS IDENTIFIED ABOVE AS ARE THEN AVAILABLE AND FINANCIAL STATEMENTS FOR THE THEN CURRENT FISCAL YEAR PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ON AN UNAUDITED BASIS CERTIFIED AS TRUE AND CORRECT BY SUCH COMPANY'S CHIEF FINANCIAL OFFICER.

          16.12.2 Public Financial Information. Notwithstanding anything to the contrary herein, Tenant shall not be obligated to proved Landlord with financial information required to be delivered under Subsection 16.12.1 during any period that: (a) CAS Medical Systems, Inc. is the Tenant hereunder and is a U.S. corporation; and (b) such financial information is publicly available through the U.S. Securities and Exchange Commission or other governmental regulatory body.

     16.13 Attorneys' Fees. IN ANY LITIGATION BETWEEN THE PARTIES REGARDING THIS LEASE, THE LOSING PARTY SHALL PAY TO THE PREVAILING PARTY ALL REASONABLE EXPENSES AND COURT COSTS INCLUDING REASONABLE ATTORNEYS' FEES INCURRED BY THE PREVAILING PARTY. A PARTY SHALL BE CONSIDERED THE PREVAILING PARTY IF: (A) IT INITIATED THE LITIGATION AND SUBSTANTIALLY OBTAINS THE RELIEF IT SOUGHT, EITHER THROUGH A JUDGMENT OR THE LOSING PARTY'S VOLUNTARY ACTION BEFORE ARBITRATION (AFTER IT IS SCHEDULED), TRIAL OR JUDGMENT; (B) THE OTHER PARTY WITHDRAWS ITS ACTION WITHOUT SUBSTANTIALLY OBTAINING THE RELIEF IT SOUGHT OR JUDGMENT IS ENTERED DISMISSING THE OTHER PARTY'S ACTION OR GRANTING SUMMARY JUDGMENT AGAINST THE OTHER PARTY; OR (C) IT DID NOT INITIATE THE LITIGATION AND JUDGMENT IS ENTERED FOR EITHER PARTY, BUT WITHOUT SUBSTANTIALLY GRANTING THE RELIEF SOUGHT.

     16.14 Landlord Approvals. WHENEVER TENANT IS REQUIRED TO OBTAIN LANDLORD'S CONSENT HEREUNDER, TENANT AGREES TO REIMBURSE LANDLORD ALL OUT-OF-POCKET EXPENSES INCURRED BY LANDLORD, INCLUDING REASONABLE ATTORNEY'S FEES IN ORDER TO REVIEW DOCUMENTATION OR OTHERWISE DETERMINE WHETHER TO GIVE ITS CONSENT. LANDLORD AGREES THAT TENANT'S OBLIGATION TO PAY SUCH EXPENSES HEREUNDER IS LIMITED TO $2,500.00 IN CONNECTION WITH EACH REQUESTED APPROVAL, EXCEPT APPROVALS REQUESTED BY TENANT UNDER ARTICLE 19 HEREOF WHICH SHALL BE GOVERNED BY THE TERMS CONTAINED IN SUCH ARTICLE 19. TENANT SHALL

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PAY LANDLORD'S INVOICE FOR ANY SUCH AMOUNTS WITHIN TEN (10) DAYS FOLLOWING
LANDLORD'S DELIVERY OF ITS INVOICE THEREFOR.

     16.15 Landlord's Liability.

          16.15.1 EFFECT OF TRANSFER. THE TERM "LANDLORD" AS USED HEREIN AND THROUGHOUT THE LEASE SHALL MEAN ONLY THE OWNER OR OWNERS AT THE TIME IN QUESTION OF LANDLORD'S INTEREST IN THIS LEASE. UPON ANY TRANSFER OF SUCH INTEREST, FROM AND AFTER THE DATE OF SUCH TRANSFER, LANDLORD HEREIN NAMED (AND IN CASE OF ANY SUBSEQUENT TRANSFERS THE THEN TRANSFEROR) SHALL BE RELIEVED OF ALL LIABILITY FOR THE PERFORMANCE OF ANY OBLIGATIONS ON THE PART OF THE LANDLORD CONTAINED IN THIS LEASE, WHICH ACCRUE AFTER THE DATE OF THE TRANSFER, AND WITH RESPECT TO ANY MONIES IN THE HANDS OF LANDLORD OR THE THEN TRANSFEROR AT THE TIME OF SUCH TRANSFER IN WHICH TENANT HAS AN INTEREST, LANDLORD SHALL BE RELIEVED OF ALL LIABILITY THEREFOR PROVIDED THAT SUCH MONIES ARE DELIVERED TO THE TRANSFEREE.

          16.15.2 MONEY JUDGMENTS. THE OBLIGATIONS CONTAINED IN THIS LEASE TO BE PERFORMED BY LANDLORD SHALL BE BINDING ON LANDLORD'S SUCCESSORS AND ASSIGNS, ONLY DURING THEIR RESPECTIVE PERIODS OF OWNERSHIP. NEITHER LANDLORD NOR ANY OF ITS MEMBERS, PARTNERS, PRINCIPALS, SHAREHOLDERS, TRUSTEES, BENEFICIARIES OR OTHER PARTY HAVING AN INTEREST IN LANDLORD SHALL BE UNDER ANY PERSONAL LIABILITY WITH RESPECT TO ANY OF THE PROVISIONS, COVENANTS OR AGREEMENTS OF THIS LEASE. IF LANDLORD BECOMES OBLIGATED TO PAY TENANT A MONEY JUDGMENT ARISING OUT OF ANY FAILURE BY LANDLORD TO PERFORM ANY OF ITS OBLIGATIONS UNDER THIS LEASE, TENANT SHALL BE LIMITED FOR THE SATISFACTION OF THE MONEY JUDGMENT SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY AND ANY INSURANCE PROCEEDS OR SALE PROCEEDS RELATING THERETO, AND NO OTHER PROPERTY OR ASSETS OF LANDLORD SHALL BE SUBJECT TO LEVY, EXECUTION OR OTHER ENFORCEMENT PROCEDURE WHATSOEVER FOR THE SATISFACTION OF THE MONEY JUDGMENT.

     16.16 Force Majeure. LANDLORD SHALL BE EXCUSED FOR THE PERIOD OF ANY DELAY IN THE PERFORMANCE OF ANY OBLIGATIONS HEREUNDER, WHEN PREVENTED FROM SO DOING BY CAUSE OR CAUSES BEYOND LANDLORD'S CONTROL INCLUDING, WITHOUT LIMITATION, CIVIL COMMOTION, WAR, LABOR DISPUTES OR STRIKES, GOVERNMENTAL REGULATIONS OR CONTROLS, INSPECTION DELAYS BY GOVERNMENTAL AUTHORITIES, DELAYS IN OBTAINING GOVERNMENTAL PERMITS, INABILITY TO OBTAIN ANY MATERIAL OR SERVICES, CASUALTY, ACTS OF GOD, OR THE ELEMENTS ("Force Majeure"). TENANT SHALL SIMILARLY BE EXCUSED FOR DELAY IN THE PERFORMANCE OF OBLIGATIONS HEREUNDER PROVIDED: (A) NOTHING CONTAINED IN THIS SECTION OR ELSEWHERE IN THIS LEASE SHALL BE DEEMED TO EXCUSE OR PERMIT ANY DELAY IN THE PAYMENT OF ANY SUMS OF MONEY REQUIRED HEREUNDER, OR ANY DELAY IN THE CURE OF ANY DEFAULT WHICH MAY BE CURED BY THE PAYMENT OF MONEY; (B) NO RELIANCE BY TENANT UPON THIS SECTION SHALL LIMIT OR RESTRICT IN ANY WAY LANDLORD'S RIGHT OF SELF-HELP AS PROVIDED IN THIS LEASE. NEITHER PARTY SHALL BE ENTITLED TO RELY UPON THIS SECTION UNLESS IT SHALL ADVISE THE OTHER IN WRITING, OF THE EXISTENCE OF ANY FORCE MAJEURE PREVENTING THE PERFORMANCE OF AN OBLIGATION OF THE OTHER PROMPTLY AFTER THE COMMENCEMENT OF THE FORCE MAJEURE.

     16.17 Time of Essence. EXCEPT AS PROVIDED IN THE SECTION CAPTIONED "FORCE MAJEURE," TIME IS OF THE ESSENCE WITH RESPECT TO THE DUE PERFORMANCE OF THE TERMS, COVENANTS AND CONDITIONS HEREIN CONTAINED; PROVIDED, HOWEVER, THAT NO DELAY OR FAILURE TO ENFORCE ANY OF THE PROVISIONS HEREIN CONTAINED AND NO CONDUCT OR STATEMENT SHALL WAIVE OR AFFECT ANY OF LANDLORD'S RIGHTS HEREUNDER.

     16.18 Submission. SUBMISSION OF THIS INSTRUMENT FOR EXAMINATION DOES NOT CONSTITUTE A RESERVATION OF OR OPTION FOR LEASE OF THE PREMISES AND IT IS NOT EFFECTIVE AS A LEASE OR OTHERWISE UNTIL THIS LEASE HAS BEEN EXECUTED BY BOTH LANDLORD AND TENANT AND A FULLY EXECUTED COPY HAS BEEN DELIVERED TO EACH.

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     16.19 Governing Law. THIS LEASE AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

                           ARTICLE 17 EXTENSION RIGHT

     17.1 Right to Extend. LANDLORD GRANTS TENANT THE OPTION TO EXTEND THIS LEASE WITH RESPECT TO THE ENTIRE PREMISES FOR TWO (2) ADDITIONAL, SUCCESSIVE PERIODS OF FIVE (5) YEARS (THE "First Extension Period" AND "Second Extension Period" RESPECTIVELY; AND EACH AN "Extension Period" AND COLLECTIVELY THE "Extension Periods") SUBJECT TO EACH AND ALL OF THE FOLLOWING TERMS AND CONDITIONS (EACH AN "Extension Option" AND COLLECTIVELY THE "Extension Options"):

          17.1.1 NO ASSIGNMENT OR SUBLEASE. THE EXTENSION OPTIONS MAY NOT BE EXERCISED BY, OR ASSIGNED OR OTHERWISE TRANSFERRED TO ANY PERSON OR ENTITY VOLUNTARILY OR INVOLUNTARILY, EXCEPT THE TENANT NAMED IN THIS LEASE OR AN AFFILIATED COMPANY WHICH BECOMES THE ASSIGNEE OF THIS LEASE UNDER SECTION 12.1, OR A PERSON THAT IS A TRANSFEREE THAT HAS BEEN APPROVED BY LANDLORD UNDER SECTIONS 12.1 AND 12.2 HEREOF (A "Permitted Transferee"). THE PARTIES HERETO AGREE THAT IF (A) TENANT ASSIGNS ANY OF ITS INTEREST IN THIS LEASE TO ANY PERSON OTHER THAN (I) AN AFFILIATED COMPANY PURSUANT TO SECTION 12.1, (II) A PERMITTED TRANSFEREE, OR (B) TENANT SUBLEASES THE PREMISES (OR ANY PORTION THEREOF) TO ANY PERSON OTHER THAN AN AFFILIATED COMPANY PURSUANT TO SECTION 12.1 HEREOF OR A PERMITTED TRANSFEREE (BUT ONLY IF THE AREAS SUBLEASED TO ALL SUCH PERMITTED TRANSFEREES DO NOT EXCEED 25% OF THE RENTABLE AREA OF THE PREMISES AT ANY TIME), THEN THE EXTENSION OPTIONS SHALL TERMINATE IMMEDIATELY WITHOUT THE NEED FOR ANY ACT OR NOTICE BY EITHER PARTY TO BE EFFECTIVE;

          17.1.2 MANNER OF NOTICE. TENANT SHALL HAVE DELIVERED TO LANDLORD WRITTEN NOTICE (THE "Extension Notice") OF THE EXERCISE OF THE FIRST EXTENSION OPTION NOT LATER THAN TWO HUNDRED SEVENTY (270) DAYS PRIOR TO THE EXPIRATION OF THE CURRENT TERM OF THIS LEASE, AND TENANT SHALL HAVE DELIVERED TO LANDLORD ITS EXTENSION NOTICE WITH RESPECT TO THE SECOND EXTENSION OPTION NOT LATER THAN TWO HUNDRED SEVENTY (270) DAYS PRIOR TO THE EXPIRATION OF THE FIRST EXTENSION PERIOD; PROVIDED, HOWEVER, IF THE PREMISES LEASED BY TENANT AT THE PROPERTY EXCEED 24,000 RENTABLE SQUARE FEET, THEN THE EXTENSION NOTICES MUST BE DELIVERED NOT LATER THAN THREE HUNDRED SIXTY (360) DAYS PRIOR TO THE DATES STATED ABOVE. IF AN EXTENSION NOTICE IS NOT SO DELIVERED, TENANT'S EXTENSION OPTION SHALL AUTOMATICALLY EXPIRE;

          17.1.3 EFFECT OF DEFAULT. TENANT'S RIGHT TO EXERCISE EACH EXTENSION OPTION SHALL BE SUSPENDED AT THE ELECTION OF LANDLORD DURING ANY PERIOD IN WHICH AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, BUT THE PERIOD OF TIME WITHIN WHICH THE EXTENSION OPTION MAY BE EXERCISED SHALL NOT BE EXTENDED. NOTWITHSTANDING TENANT'S DUE AND TIMELY EXERCISE OF AN EXTENSION OPTION, IF, AFTER SUCH EXERCISE AND PRIOR TO THE EFFECTIVE DATE OF THE EXTENSION OPTION AN EVENT OF DEFAULT OCCURS UNDER THIS LEASE THAT IS NOT CURED AFTER REQUIRED NOTICE AND WITHIN THE APPLICABLE GRACE PERIOD, IF ANY, LANDLORD SHALL HAVE THE RIGHT TO CANCEL TENANT'S EXERCISE OF THE EXTENSION OPTION BY DELIVERY OF WRITTEN NOTICE TO TENANT;

          17.1.4 NEW RENT. THE ANNUAL BASE RENT FOR EXTENSION PERIODS SHALL BE AS FOLLOWS: (A) $290,400.00 (ON A TRIPLE NET BASIS) DURING EACH LEASE YEAR OF THE FIRST EXTENSION PERIOD PAYABLE IN MONTHLY INSTALLMENTS OF $24,200.00; AND (B) $319,440.00 (ON A TRIPLE NET BASIS) DURING EACH LEASE YEAR OF THE SECOND EXTENSION PERIOD PAYABLE IN MONTHLY INSTALLMENTS OF $26,620.00. DURING THE EXTENSION PERIODS, THE ADDITIONAL RENT SHALL CONTINUE TO BE PAYABLE AS PROVIDED IN THE LEASE AND ALL OF THE TERMS, CONDITIONS AND COVENANTS OF THIS LEASE SHALL APPLY; AND

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          17.1.5 FINANCIAL CONDITION. AT THE TIME TENANT EXERCISES AN EXTENSION
     OPTION, TENANT, SHALL HAVE A TANGIBLE NET WORTH AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (BASED UPON THE MOST CURRENT, DETAILED AUDITED FINANCIAL STATEMENTS PROVIDED TO LANDLORD) WHICH IS NOT LESS THAN TENANT'S TANGIBLE NET WORTH (AS DETERMINED IN ACCORDANCE WITH
     GAAP) AS OF DECEMBER 31, 2006; AND, IN THE EVENT THAT TENANT HAS LEASED ANY FIRST OFFER SPACE OR OTHER SPACE AT THE PROPERTY, THEN TENANT'S TANGIBLE NET WORTH (AS DETERMINED IN ACCORDANCE WITH GAAP) SHALL ALSO NOT BE LESS THAN TENANT'S TANGIBLE NET WORTH (AS DETERMINED IN ACCORDANCE WITH GAAP) AS OF THE END OF THE FISCAL QUARTER OF TENANT THAT ENDED IMMEDIATELY PRECEDING THE DATE OF TENANT'S LEASING OF SUCH ADDITIONAL SPACE.

     17.2 Amendment. WITHIN FIFTEEN (15) DAYS FOLLOWING THE EXERCISE OF AN EXTENSION OPTION WITH RESPECT TO THE SUBJECT EXTENSION PERIOD, LANDLORD AND TENANT SHALL EXECUTE AN AMENDMENT TO THIS LEASE CONFIRMING THE EXTENSION PERIOD, THE APPLICABLE ANNUAL BASE RENT, ADDITIONAL RENT, THE MONTHLY RENTALS AND ANY RELATED TERMS AND CONDITIONS.

                         ARTICLE 18 RIGHT OF FIRST OFFER

     18.1 Conditions Precedent. TENANT SHALL HAVE THE RIGHT (THE "First Offer Option") TO LEASE, ON A ONE-TIME BASIS, ONLY ALL OF THE SPACE IN ANY ADDITIONAL BUILDING OR "Additional Space" (AS DEFINED IN SECTION 19.2.1 HEREOF) CONSTRUCTED BY LANDLORD ON THE PROPERTY (THE "First Offer Space") WHICH BECOMES AVAILABLE FOR LEASE AND WHICH LANDLORD INTENDS IN GOOD FAITH TO OFFER TO THIRD PARTIES, SUBJECT TO THE TERMS AND CONDITIONS OF THIS ARTICLE 18. THE TENANT'S RIGHTS UNDER THIS ARTICLE 18 WITH RESPECT TO THE TENANT'S LEASING OF ANY FIRST OFFER SPACE, ARE SUBJECT TO EACH AND ALL OF THE FOLLOWING CONDITIONS:

          18.1.1 No Assignment. This First Offer Option shall not be exercised by, or assigned or otherwise transferred to, to any person or entity, voluntarily or involuntarily, except the Tenant named herein, an Affiliated Company which becomes the assignee of this Lease under Section 12.1, or a Permitted Transferee. Tenant shall only be permitted to lease the First Offer Space for its own use and occupancy. The parties hereto agree that if
     (a) Tenant assigns any of its interest in this Lease or First Offer Option to any person other than an Affiliated Company pursuant to Section 12.1 or any person that is a Permitted Transferee, or (b) Tenant subleases the Premises (or any portion thereof) except to an Affiliated Company, then, this First Offer Option shall terminate immediately without the need for any act or notice by either party to be effective;

          18.1.2 Effect of Default. At the time the Landlord is required to provide Tenant with a "FIRST OFFER NOTICE" (defined in Section 18.2) and at the time the Tenant is required to exercise its "FIRST OFFER OPTION" (defined in Section 18.2), no Event of Default shall have occurred and be continuing;

          18.1.3 Financial Condition. At the time the Landlord is required to provide Tenant with a First Offer Notice and at the time the Tenant is required to exercise its First Offer Option, the tangible net worth (as determined in accordance with GAAP) of Tenant, based upon current, detailed audited financial statements provided to Landlord shall be not less than Tenant's tangible net worth as of December 31, 2006. Landlord may require the delivery of an additional security deposit in connection with such leasing;

          18.1.4 Lease Extension. Tenant shall be required to extend the Term of this Lease for the number of months necessary to make the Term of this Lease and the term of the lease of the "FIRST OFFER SPACE" (defined below) co-terminus at an Annual Base Rent at the then prevailing fair market rent reasonably determined by Landlord, and subject to determination under the procedure described in Section 19.2.3.1 below if Tenant disputes Landlord's statement of the prevailing fair market rent. The requirements concerning the term of the lease of the First Offer Space are set forth in Subsection
     18.2.2. By Tenant's exercise of its First Offer Option, Tenant shall be deemed to so have extended the Term and shall execute a lease amendment in form and

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     substance satisfactory to Landlord confirming such extension simultaneously with the lease of the First Offer Space.

     18.2 RIGHT OF FIRST OFFER.

          18.2.1 First Offer Notice. When Landlord determines to make the First Offer Space available for lease to third parties, Landlord shall give Tenant written notice (the "FIRST OFFER NOTICE") of such availability and the date that such First Offer Space is estimated to be available for occupancy and such other information as is required by Subsection 18.2.2 hereof.

          18.2.2 Leasing Terms. The First Offer Notice shall identify the available space and state the estimated date of availability and the basic economic terms, including Landlord's determination of the annual base rent (which shall be the prevailing fair market rental rate), security deposit, additional rent, the lease term (which shall be for a minimum term of ten
     (10) years) and the tenant improvement allowance, if any (collectively, the "ECONOMIC TERMS") upon which Landlord is willing to lease the First Offer Space to Tenant or to a third party. Landlord shall not be obligated to undertake any tenant improvements with respect to the First Offer Space, unless expressly stated in the First Offer Notice.

          18.2.3 Manner of Exercise. Tenant shall exercise its First Offer Option by delivering written notice (which contains the written consent to such leasing of any guarantor of this Lease) to Landlord within ten (10) days immediately following Landlord's delivery of the First Offer Notice that it unconditionally accepts the terms in the First Offer Notice (the "TENANT'S EXERCISE NOTICE"). Within fifteen (15) days immediately following delivery of Tenant's Exercise Notice in accordance with this Section 18.2 Tenant shall enter into a new lease or, at Landlord's option, lease amendment with Landlord for such First Offer Space. The parties agree that the new lease or lease amendment shall be prepared in substantially the same form (as to non-economic terms) as this Lease except to the extent that the terms of the First Offer Notice would necessitate changes.

          18.2.4 Effect of Non-Exercise. In the event that Tenant fails to exercise the First Offer Option in accordance with the terms and conditions hereof, the First Offer Option (and all of Tenant's rights under this Article 18) shall terminate and be of no further force or effect; and this Lease as it pertains to the Premises shall remain in full force and effect.

                           ARTICLE 19 RIGHT TO EXPAND

     19.1 CONDITIONS PRECEDENT. Tenant shall have the right (the "BUILDING EXPANSION OPTION") to request Landlord to construct an addition to the Building or to construct an additional building (such additional improvements, the "EXPANSION") on the Land (the "EXPANSION LOCATION"), subject to the terms and conditions of this Article 19. Exhibit E shows the general location for the future addition to the Building if Tenant elects such an Expansion pursuant hereto (but Exhibit E does not purport to show the exact dimensions of the Expansion). Tenant's rights under this Article 19 with respect to the Building Expansion Option are subject to each and all of the following conditions:

          19.1.1 No Prior Exercise by Landlord. The Building Expansion Option may not be exercised if Landlord has issued its Notice of Intent to Build. If Landlord issues a Notice of Intent to Build and then Landlord fails to commence construction pursuant to such Notice of Intent to Build within one
     (1) year of the date of such Notice of Intent to Build, then Tenant shall again have the right to exercise the Building Expansion Option pursuant to this Article 19. Following Landlord's delivery of a Notice of Intent to Build, Landlord agrees that it will reasonably promptly begin and diligently pursue the planning

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     and design phase of the pre-construction process to the extent practicable under the circumstances.

          19.1.2 No Assignment. The Building Expansion Option shall not be exercised by, or assigned or otherwise transferred to, to any person or entity, voluntarily or involuntarily, except Tenant as named herein or an Affiliated Company which becomes the assignee of this Lease under Subsection 12.1.2. Tenant or such Affiliated Company shall only be permitted to exercise the Building Expansion Option for its own use and occupancy. The parties hereto agree that if Tenant assigns any of its interest in this Lease or subleases more than twenty-five percent (25%) of the Premises, except to an Affiliated Company, the Building Expansion Option shall terminate immediately without the need for any act or notice by either party to be effective.

          19.1.3 Effect of Default. At the time Tenant provides Landlord with the "Building Expansion Notice" (defined in Section 19.2), no Event of Default shall have occurred and be continuing.

          19.1.4 Financial Condition. At the time Tenant provides Landlord with the Building Expansion Notice, Tenant shall have (a) an unrestricted and unencumbered balance of at least $1,201,082 with a U.S. banking institution in CCE, and (b) net current assets (determined in accordance with GAAP) of not less than $8,186,180, each as evidenced by financial statements certified by Tenant's chief financial officer.

          19.1.5 Lease Extension. Tenant shall be required to extend the Term of this Lease such that the Term ends on the tenth anniversary of the "Expansion Premises Commencement Date" (defined in Section 19.6.3), subject only to (a) Tenant's right to exercise its election not to proceed pursuant to Section 19.2.4 or Section 19.3, and (b) the delivery of the "Expansion Premises" (defined in Section 19.2.1) in accordance with Section_19.6.3. The Annual Base Rent during such period for that portion of the Premises OTHER THAN the Expansion Premises shall be as set forth in Section 17.1.4 (or, in the event Tenant exercises its Expansion Option during an Extension Period, then to the extent such Annual Base Rent is not addressed by said
     Section 17.1.4, the Annual Base Rent shall be at the applicable prevailing market rent reasonably determined by Landlord and subject to determination under the procedure described in Section 19.2.3.1 below if Tenant disputes Landlord's statement of the prevailing fair market rent), and the Annual Base Rent for the Expansion Premises during such period shall be the "Expansion Premises Rent" (defined in Section 19.2.3). Such extension shall be included as part of the "Expansion Premises Lease Amendment" (defined in Section 19.5).

     19.2 BUILDING EXPANSION OPTION.

          19.2.1 Building Expansion Notice. Subject to the conditions set forth in Section 19.1, at any time during the Term, Tenant may give Landlord written notice (the "BUILDING EXPANSION NOTICE") that Tenant desires Landlord to construct the Expansion. Tenant's Building Expansion Notice shall specify the number of rentable square feet Tenant desires in the Expansion, which shall be no less 30,000 rentable square feet and no more than the lesser of (a) 40,000 rentable square feet, or (b) the maximum number of square feet permitted under applicable law for a single story building. Tenant shall be required to lease the number of square feet specified in Tenant's Building Expansion Notice (the "EXPANSION PREMISES"). Landlord shall have the right, by notice to Tenant given no later than fifteen (15) days after Landlord's receipt of Tenant's Building Expansion Notice, to increase the number of rentable square feet in the Expansion beyond the amount specified by Tenant in Tenant's Building Expansion Notice ("ADDITIONAL SPACE") and in such event, (x) Tenant shall have the right of first offer on any Additional Space in accordance with the procedure set forth in Article 18 (and any space so leased by Tenant pursuant to such right of first offer shall be included in the

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     Expansion Premises), and (y) Landlord shall be responsible for all costs related to the Additional Space, including without limitation hard costs, soft costs and any other development costs related to such Additional Space, as reasonably agreed between Landlord and Tenant. The Expansion and all related site work and other work to be performed in connection with the Expansion are collectively referred to as the "PROJECT".

          19.2.2 Design Process. Landlord and Tenant will diligently work in good faith to plan and design the Project, agree upon a construction schedule for the Project, and develop a construction and development budget for the Project, giving due consideration to such factors as the projects' economic feasibility and financeability. It is understood and agreed that Landlord shall be required to construct only the base building components of the Project (the "LANDLORD'S EXPANSION WORK"), which shall be designed to allow for future multi-tenant standard market flex building occupancy, and otherwise similar in design and quality as the base building components of the Building and the buildings occupied by Tenant located at 32 and 34 East Industrial Road, Branford, Connecticut (which base building components are generally described in Exhibit G attached hereto), with any base building component upgrades which are due to change of laws at the time that the Expansion Notice is given (as the same may be amended through the date that the building permits for such work are issued).

          Within twenty-one (21) days of Landlord's receipt of the Building Expansion Notice, Landlord and Tenant shall meet to review the proposed Project (the "INITIAL CONSTRUCTION MEETING"). No later than fifteen (15) days following the Initial Construction Meeting Landlord shall retain, at its expense (but subject to reimbursement as a Project expense), an architect for the Project (the "PROJECT ARCHITECT", and together with the other professionals retained by Landlord for the planning and design of the Project, including related site work, the "DESIGN PROFESSIONALS"). Promptly following the Initial Construction Meeting, Landlord shall cause the Project Architect to prepare, at its expense (subject to reimbursement as a Project expense), schematic plans and specifications for the Project (the "SCHEMATIC PLANS"), which Landlord shall submit to Tenant for Tenant's review and approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall provide the Design Professionals with any information necessary for the Design Professionals to prepare the Schematic Plans. Tenant shall review and approve, or disapprove by notice in sufficient detail for Landlord to be able to reply, within ten (10) days following the submission of the Schematic Plans. If Tenant disapproves of the Schematic Plans, Landlord shall have an additional ten (10) days to revise and resubmit such Schematic Plans for Tenant's approval. Landlord shall, within twenty (20) business days after approval of the Schematic Plans, provide Tenant with (a) an estimated construction and development budget for the Project, (b) an estimated construction schedule for the Project, and (c) an estimate of the Expansion Premises Rent.

          Promptly following Tenant's approval of the Schematic Plans, Landlord and Tenant shall diligently work in good faith with the Project Architect and other Design Professionals to prepare, at Landlord's expense (subject to reimbursement as a Project expense), complete, coordinated construction drawings and specifications for the Project reasonably consistent with the Schematic Plans as approved by Tenant (the "CONSTRUCTION DOCUMENTS"), and within thirty-five (35) business days after agreed upon Construction Documents, Landlord shall provide Tenant with (x) a construction and development budget for the Project (the "CONSTRUCTION BUDGET"), (y) an estimated construction schedule for the Project, and (z) the Expansion Premises Rent, including Landlord's determination of "Market Rent" (defined in Section 19.2.3) and the "Expansion Premises Minimum Rent" (defined in
     Section 19.2.3). The Construction Documents shall clearly indicate the Landlord's Expansion Work and the "Tenant Work" (as defined in Section 19.6.1).

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          If either Landlord or Tenant shall fail to act in a timely fashion as required hereunder, then such failure shall constitute a "Landlord Delay" or "Tenant Delay", as applicable (as such terms are defined in Section 19.6.5). Tenant shall be responsible for the fees and expenses of any professionals retained by Tenant to assist Tenant in the design, development and construction of the Expansion.

          19.2.3 Expansion Premises Rent. The annual base rent for the lease of the Expansion Premises (the "EXPANSION PREMISES RENT") shall be determined as follows. For the first five (5) years of the term, the Expansion Premises Rent shall be the greater of (a) the prevailing fair market rental rate for the Expansion Premises (the "MARKET RENT") (determined in accordance with Section 19.2.3.1), or (b) "Expansion Premises Minimum Rent" (determined in accordance with Section 19.2.3.2), and in either event increased by twelve and one-half percent (12.5%) for every additional five
     (5) years of the Term thereafter.

               19.2.3.1 Determination of Market Rent. In the event that Tenant disputes the Market Rent for the Expansion Premises set by Landlord, Tenant may, within ten (10) days of its receipt of notice from Landlord establishing such Market Rent for the Expansion Premises (the "TENANT MARKET RENT RESPONSE PERIOD"), give notice to Landlord of such dispute and thereupon the matter shall be determined by appraisal as set forth below and Landlord and Tenant shall be bound by the results of the appraisal.

                    (a) Selection of Appraisers. Within ten (10) days following the end of the Tenant Market Rent Response Period, each of Tenant and Landlord shall choose a real estate appraiser who is a member of the American Institute of Appraisers and has at least five (5) years' full-time commercial appraisal experience in the New Haven County Shoreline market and shall notify the other party in writing of its selection. If a party does not appoint an appraiser within such ten (10) day period, the single appraiser appointed shall be the sole appraiser and shall establish the Market Rent for the Expansion Premises;

                    (b) Selection of Third Appraiser. If the two (2) appraisers are appointed by the parties as stated above, they shall meet within ten (10) days following their appointment in accordance with Section 19.2.3.1(a) above, and the appraisers selected shall select a third appraiser meeting the qualifications as set forth in Section 19.2.3.1(a) above; if the two (2) appraisers fail to select the third appraiser within such time period, either Landlord or Tenant, by giving ten (10) days' notice to the other party, can apply to the then president of the county real estate board of New Haven County, or to the presiding judge of the Superior Court of that county, for the selection of a third appraiser who meets the qualifications stated in Section 19.2.3.1(a) above. Each of the parties shall bear the cost of the appraiser selected by it and one half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party;

                    (c) Decision by Appraisers. Within twenty-one (21) days
               after their appointment, the appraisers shall determine the Market Rent for the Expansion Premises, and shall notify Tenant and Landlord of such determination within three (3) days thereafter, which determination shall be final and binding upon Tenant and Landlord. If the appraisers are unable to agree upon the Market Rent, the Market Rent will be deemed to be the average of the Market Rents proposed by the appraisers,

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

               except that (i) if the lowest proposed fair market rent is less than ninety percent (90%) of the second to lowest proposed Market Rent, the lowest proposed Market Rent will automatically be deemed to be ninety percent (90%) of the second to lowest proposed Market Rent and (ii) if the highest proposed Market Rent is greater than one hundred ten percent (110%) of the second to highest proposed Market Rent, the highest proposed Market Rent will automatically be deemed to be one hundred ten percent (110%) of the second to highest proposed Market Rent;

                    (d) Guidelines for Appraisal. For the purpose of determining
               Market Rent, the parties shall use as a guideline the then market rent for similar available space in buildings of similar age and class as the Building in the same geographic area, the New Haven County Shoreline market.

               19.2.3.2 Expansion Premises Base Minimum Rent. The "EXPANSION PREMISES MINIMUM BASE RENT" shall be annual base rent that provides an unleveraged return on "Actual Costs" (as defined below) of the greater of (a) 250 basis points over the rate on ten (10) year U.S. treasury notes last sold on the date immediately preceding Landlord's receipt of the Notice to Proceed, or (b) eight percent (8%). The "ACTUAL COSTS" shall be the actual aggregate hard cost of construction of the Project, together with an imputed cost of the underlying land (at market value), a development fee equal to three percent (3%) of the total development costs, a contingency equal to five percent (5%) of the total development costs less land cost, all costs and fees related to the construction financing (including, without limitation, construction period interest), and all other soft costs related to the Project, adjusted to take into account any portion of the Expansion not leased to Tenant in the event Landlord elects to build the Additional Space. A sample development budget is attached hereto as Exhibit F.

               The cost of the Project shall include the cost of a new top coat of asphalt to the existing paving at the Property and any related repair and curb work that is necessitated due to: (a) the occurrence of any deterioration or damage to the existing paving at the Property resulting from the effects of wear caused by construction traffic during construction of the Project; and (b) the design of the Project necessitating the replacement, reconfiguration or relocation of the existing paved driveways or parking areas, which determination shall be initially made by the civil engineer for the Project, but which determination shall be subject to confirmation by an independent, licensed civil engineer mutually agreed upon by Landlord and Tenant.

          19.2.4 Tenant's Election to Not Proceed. Tenant may elect, by notice to Landlord within twenty-one (21) days of its receipt of the Construction Budget and determination of the Expansion Premises Rent, to not proceed with the Project. In such event, (a) the Expansion Option (and all of Tenant's rights under this Article 19) shall terminate and be of no further force or effect, (b) the balance of this Lease shall remain in full force and effect, and (c) Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket expenses incurred in connection with the Project.

     19.3 PERMITS AND APPROVALS. Landlord shall be responsible for seeking, at its expense (but subject to reimbursement as a Project expense, and subject to Landlord's contribution for its share of such costs pursuant to Section 19.2.1), any and all permits and approvals necessary for the development and construction of the Project (collectively, the "REQUIRED APPROVALS"). Landlord agrees to commence such process at a mutually agreed time, to diligently pursue the same thereafter, and to use diligent efforts to obtain the Required Approvals within two hundred seventy (270) days following the Building Expansion Notice.

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

Tenant agrees to reasonably cooperate with Landlord in seeking such Required Approvals. Landlord agrees to keep Tenant apprised of the status of such Required Approvals. In the event Landlord is unable to obtain the Required Approvals solely due to the Additional Space, then Landlord shall eliminate the Additional Space from the Project and seek to obtain the Required Approvals for the Project as modified. Once the Required Approvals have been obtained with all appeal periods having expired without an appeal having been filed, Landlord shall notify Tenant (the "APPROVAL NOTICE") and Tenant shall either (a) provide Landlord with a notice of Tenant's desire to proceed with the Project (the "NOTICE TO PROCEED"), or (b) elect, by notice to Landlord within twenty-one (21) days of its receipt of the Approval Notice to not proceed with the Project, and in such event (i) the Expansion Option (and all of Tenant's rights under this Article 19) shall terminate and be of no further force or effect, (ii) the balance of this Lease shall remain in full force and effect, (iii) Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket expenses incurred in connection with the Project, and (iv) Landlord may proceed with the Project without any further involvement of Tenant.

     19.4 TERMINATION OF EXPANSION OPTION. The Expansion Option (and all of Tenant's rights under this Article 19) shall terminate and be of no further force or effect in the event that (a) Tenant fails to exercise the Expansion Option in accordance with the terms and conditions hereof, (b) Landlord and Tenant are unable to agree upon the Construction Budget and the Construction Documents in accordance with Section 19.2.2 on or before the date that is one hundred eighty (180) days after Landlord's receipt of the Building Expansion Notice, (c) Landlord is unable to obtain the Required Approvals and issue the Approval Notice within two hundred seventy (270) days of Landlord's receipt of the Building Expansion Notice, or (d) Tenant fails to issue the Notice to Proceed within twenty-one (21) days of its receipt of the Approval Notice. In such event, (x) the Expansion Option (and all of Tenant's rights under this Article 19) shall terminate and be of no further force or effect, (y) the balance of this Lease shall remain in full force and effect under its original term, and (z) Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket expenses incurred in connection with the Project.

     19.5 EXPANSION PREMISES LEASE AMENDMENT. Within twenty-one (21) days of Landlord's receipt of the Notice to Proceed, Landlord and Tenant shall enter into an amendment to this Lease adding the Expansion Premises to the Premises, extending the Term of this Lease and specifying the Annual Base Rent as contemplated by Section 19.1.4 above. In addition to Landlord's Replacement Obligations under Section 8.1, with respect to the Expansion Premises only, Landlord Replacement Obligations shall also include the structure and the exterior walls of the Expansion.

     19.6 CONSTRUCTION OF EXPANSION.

          19.6.1 Promptly following Landlord's approval of the Construction Documents, Landlord shall (a) proceed with selection of a general contractor for the Project, and (b) seek financing for the portion of the Project constituting Landlord's Expansion Work on terms acceptable to Landlord. Tenant agrees to reasonably cooperate with Landlord in connection with the foregoing. Landlord agrees to use commercially reasonable efforts to obtain competitive pricing for the construction of Landlord's Expansion Work and to use commercially reasonable efforts to obtain competitive terms for the financing of the same. Landlord agrees to obtain, at its expense (but subject to reimbursement as a Project expense), with respect to Landlord's Expansion Work a performance bond, naming Tenant as a dual obligee. Landlord also agrees that it shall cause its principals to issue a completion guaranty with respect to Landlord's Expansion Work in substantially the same form as is given by such parties to Landlord's construction lender. Tenant agrees that to the extent required by Landlord's construction lender, Tenant's rights under said performance bond and completion guaranty shall be subordinated to the rights of such construction lender. Upon Landlord's receipt of Tenant's Notice to Proceed, Landlord shall, at Landlord's expense (as a Project expense) diligently pursue the construction of the Landlord's Expansion Work in accordance with the approved and permitted

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

     Construction Documents and the Required Approvals. Landlord will exercise all commercially reasonable efforts to "SUBSTANTIALLY COMPLETE" (as hereinafter defined) the Landlord's Expansion Work within fifteen (15) months its receipt of Tenant's Notice to Proceed. Landlord shall have no obligation for any work beyond the Landlord's Expansion Work, it being expressly agreed that Tenant shall be responsible, at its sole cost and expense, for any work set forth on the Construction Documents and/or required by the Required Approvals beyond the Landlord's Expansion Work (any and all such work beyond the Landlord's Expansion Work being referred to as "TENANT WORK"). In the event Landlord is unable to Substantially Complete the Landlord's Expansion Work within fifteen (15) months of its receipt of Tenant's Notice to Proceed, as such time period may be extended due to Tenant Delay and/or Force Majeure, Tenant shall have the right to notify Landlord, with a copy to Landlord's Mortgagee, either of (i)Tenant's intent to terminate its lease of the Expansion Premises ("Tenant's Notice of Intent to Terminate"), or (ii) Tenant's intent to waive a claim of default and complete Landlord's Expansion Work by delivery of a Tenant's Notice of Intent to Exercise Self-Help. If Tenant issues Tenant's Notice of Intent to Terminate and Landlord does not Substantially Complete the Landlord's Expansion Work within sixty (60) days following the date of Tenant's Notice of Intent to Terminate, as such time period may be extended due to Tenant Delay and/or Force Majeure, then Tenant shall have the right to terminate its lease of the Expansion Premises by notice to Landlord and Landlord's Mortgagee ("TENANT'S TERMINATION NOTICE") effective as of the date set forth in Tenant's Termination Notice, which shall be no less than thirty (30) days after the date of Tenant's Termination Notice, and unless Landlord notifies Tenant within ten (10) business days following Tenant's Termination Notice by delivery of a Landlord's Dispute Notice that it disputes Tenant's Termination Notice, then as of the effective date set forth in Tenant's Termination Notice, Tenant's obligation to lease the Expansion Premises shall terminate, and the parties shall have no further rights under this Building Expansion Option except to the extent such rights expressly survive any termination, and the same shall be Tenant's sole and exclusive remedy for Landlord's failure to substantially complete the Landlord's Expansion Work. Tenant's termination of its lease of the Expansion Premises shall not affect its rights and obligations with respect to the Premises leased under this Lease. In the event that Landlord issues Landlord's Dispute Notice, the dispute shall be submitted to arbitration in accordance with Section 13.9 and Tenant's Termination Notice shall only be effective upon a determination in such proceeding that Landlord did not Substantially Complete the Landlord's Expansion Work within the required time frame.

          If Tenant issues Tenant's Notice of Intent to Exercise Self Help and Landlord does not Substantially Complete the Landlord's Expansion Work within sixty (60) days following the date of Tenant's Notice of Intent to Exercise Self Help, as such time period may be extended due to Tenant Delay and/or Force Majeure, then, Tenant shall have the right to complete the construction of the Landlord's Expansion Work, subject to terms, conditions and covenants applicable to Tenant's construction self-help rights contained in Section 13.10 hereof, including without limitation, Landlord's right to deliver a Landlord's Dispute Notice and submit the dispute to arbitration pursuant to Section 13.9 hereof, and the same shall be Tenant's sole and exclusive remedy for Landlord's failure to substantially complete the Landlord's Expansion Work.

          19.6.2 Tenant may, from time to time, by written order to Landlord on a form reasonably specified by Landlord, request a change in the Landlord's Expansion Work shown on the Construction Documents ("CHANGE ORDER"). The Construction Documents shall not be modified in any material respect except with Landlord's prior written approval; and all modifications to the Construction Documents, whether material or not, shall be made only by Change Order submitted in timely fashion to Landlord and approved by Landlord. Any Tenant requested Change Order shall be at Tenant's sole cost and expense and if it impacts the construction schedule, shall constitute a Tenant Delay. Landlord shall construct the Landlord's Expansion Work in a good and workmanlike

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

     manner, using new materials of first quality, and shall comply with the Required Approvals and all applicable laws, ordinances, orders and regulations of governmental authorities applicable to the Landlord's Expansion Work. With respect to Change Orders submitted after Landlord is initially authorized (or deemed authorized) to proceed with the Landlord's Expansion Work, Landlord shall be deemed authorized to proceed with such Change Order immediately upon submission thereof unless Tenant specifically requests in writing a price estimate for such Change Order, in which event Landlord shall be deemed authorized to proceed with such Change Order on the third day after submission of the price estimate to Tenant if the Change Order has not then been withdrawn. No work shall be performed except in accordance with the Construction Documents and any Change Orders approved by Landlord. Landlord has no obligation to approve any Change Order or any work not shown on the Construction Documents or reasonably inferable therefrom if, in Landlord's reasonable judgment, such work (a) would materially delay completion of the Landlord's Expansion Work; (b) would materially increase the cost of operating the Building or increase the cost of performing any other work in the Building, (c) are incompatible with the design, quality, equipment or systems of the Building, (d) would require unusual expense to readapt the Expansion Premises to general purpose office/flex use, or (e) otherwise do not comply with the provisions of this Lease. By its submission of any Change Orders, Tenant will be deemed to have approved of, and shall be legally responsible for, such Change Orders. Notwithstanding the foregoing or anything herein to the contrary, if any Change Order reasonably specifies a long lead item that Landlord reasonably determines could not be delivered and installed in a manner consistent with the schedule set forth herein for completion of the Landlord's Expansion Work, then such long lead item may be completed by Landlord following the Commencement Date (if permitted pursuant to applicable law) without constituting a Landlord or Tenant Delay hereunder.

          19.6.3 Landlord shall give Tenant notice ("LANDLORD'S SUBSTANTIAL COMPLETION NOTICE") of the date (the "EXPANSION PREMISES COMPLETION DATE") on which Landlord's Expansion Work is "Substantially Complete" (as hereinafter defined). "SUBSTANTIALLY COMPLETE" shall mean that such portion of Landlord's Expansion Work is (i) substantially completed, as determined by the certification of the General Contractor and Project Architect, in accordance with the applicable Construction Documents and applicable laws as is necessary for Tenant to commence the Tenant Work and for Tenant to have reasonable access and egress to the Expansion Premises, excepting only
     (a) punch list type items and other uncompleted elements of construction, decoration, painting, millwork or other work and mechanical adjustment that will not interfere materially with commencement the Tenant Work and Tenant's reasonable access and egress to the Expansion Premises, and (b) matters that cannot be completed owing to their seasonal nature; and (ii) the Building systems serving the Expansion Premises are in good working order. In the event of Tenant disputes that Landlord's Expansion Work is Substantially Complete, Tenant shall notify Landlord within five (5) days of Landlord's Substantial Completion Notice and, provided that Tenant is then paying rent (including, without limitation, for the Expansion Premises) and otherwise is not in default under this Lease, such matter shall be determined in accordance with the procedure set forth in Section
     13.9. Notwithstanding anything herein to the contrary, in the event Tenant occupies the Expansion Premises, the Expansion Premises shall be deemed "Substantially Complete." On a date reasonably specified by Landlord, Landlord and Tenant shall inspect the Expansion Premises for the purpose of preparing a list of the punchlist type items then remaining to be completed as part of the Landlord's Expansion Work (the "PUNCHLIST"). Landlord shall submit the Punchlist to Tenant, and Tenant shall sign and return the Punchlist to Landlord within five (5) business days of receipt (or, if earlier, by the day before Tenant takes occupancy of the Expansion Premises), noting any items which Tenant reasonably believes should be added thereto. Items shall not be added to the Punchlist by Tenant after it is delivered to Landlord. If the Punchlist is not timely delivered by Tenant, then the Landlord's Expansion Work shall be deemed final and

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

     complete, and Landlord shall have no further obligation to cause any other Landlord's Expansion Work to be completed. With respect to items on the Punchlist not in dispute, Landlord shall cause such items to be completed in a diligent manner, but in a manner which will seek to minimize interruption of Tenant's use and occupancy of the Expansion Premises and completion of the Tenant Work. With respect to any disputed Punchlist items, Landlord shall cause such items to be completed in like manner, but Landlord may nevertheless reserve Landlord's rights to require Tenant to pay the costs therefore.

          19.6.4 If and as long as Tenant does not interfere in any way with the construction process (by causing labor disharmony, scheduling or coordination difficulties, etc.), Tenant may, with prior approval of Landlord (which shall not be unreasonably be withheld, conditioned or delayed), and at Tenant's sole risk and expense, enter the Expansion Premises prior to the Expansion Premises Commencement Date for the purpose of performing the Tenant Work, and in such event, Tenant shall comply with and perform, and shall cause its employees, agents, contractors, subcontractors, material suppliers and laborers to comply with and perform, all Tenant's obligations under this Lease except the obligations to pay Annual Base Rent and other obligations the performance of which would be clearly incompatible with the installation of the Tenant Work pursuant hereto. Any independent contractor of Tenant (or any employee or agent of Tenant) performing any work in the Expansion Premises prior to the Expansion Premises Commencement Date shall be subject to all of the terms, conditions and requirements contained in this Lease. Neither Tenant nor any Tenant contractor shall interfere in any way with construction of the Landlord's Expansion Work, and each shall do all things reasonably requested by Landlord to expedite construction of the Landlord's Expansion Work. Without limitation, Tenant shall require each Tenant contractor to adjust and coordinate any work or installation in, or otherwise with respect to, the Expansion Premises to meet the schedule or requirements of other work being performed by or for Landlord throughout the Building which shall in all cases have precedence. If Tenant or any Tenant contractor fails so to adjust to the schedule or requirements of Landlord, then Landlord may immediately by notice to Tenant terminate permission previously granted to Tenant to enter the Expansion prior to the Expansion Premises Commencement Date. Neither Tenant, nor any Tenant contractor, shall cause any labor disharmony, and Tenant shall be responsible for all costs required to produce labor harmony in connection with an entry under this Section 19.6.4. In all events, Tenant shall indemnify Landlord in the manner provided in Section 9.4 against any claim, loss or cost arising out of any interference with, or damage to, the Landlord's Expansion Work or any other work in the Building, or any delay thereto, or any increase in the cost thereof on account in whole or in part of any act, omission, neglect or default by Tenant or any Tenant contractor. Without limiting the generality of the foregoing, to the extent that the commencement or performance of Landlord's Expansion Work is delayed on account in whole or in part of any act, omission, neglect, or default by Tenant or any Tenant contractor, then such delay shall constitute a Tenant Delay as provided in
     Section 19.3.5. Any requirements of any such Tenant contractor for services from Landlord or Landlord's contractor, such as hoisting, electrical or mechanical needs, shall be at Tenant's sole cost and expense and shall be arranged between such Tenant contractor and Landlord or Landlord's contractor. Should the work of any Tenant contractor depend on the installed field conditions of any item of the Landlord's Expansion Work, such Tenant contractor shall ascertain such field conditions after installation of such item of Landlord's Expansion Work. Neither Landlord nor Landlord's contractor shall ever be required or obliged to alter the method, time or manner for performing Landlord's Expansion Work or work elsewhere in the Building, on account of the work of any such Tenant contractor. Tenant shall cause each Tenant contractor performing work on or otherwise with respect to, the Expansion Premises to clean up regularly and remove its debris from the Expansion Premises and Building.

          19.6.5 Delays.

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

                    (A) A delay in the commencement or performance of Landlord's
               Expansion Work as a result of any of the following is referred to herein as a "TENANT DELAY":

                         (i) a failure of Tenant to respond to Landlord's proper
                    request for approval of the Schematic Plans within the time period set forth herein,

                         (ii) a failure timely to approve a reasonable
                    substitute for any materials, equipment, designs, processes, or products shown on the Construction Documents which are not readily available to Landlord's contractor to acquire in a timely manner and incorporate into the Landlord's Expansion Work in the ordinary course without delay,

                         (iii) any Change Order causing a delay,

                         (iv) any failure of Tenant to act in a timely manner as
                    required hereunder on any construction-related question or matter,

                         (v) any request by Tenant that Landlord delay the
                    commencement of, or suspend the performance of, any Landlord's Expansion Work causing delay, or

                         (vi) any other act or omission of Tenant, any Tenant
                    contractor, or any of their officers, employers, agents, or contractors causing a delay.

                    Except with respect to items (ii) and (iv) above, Tenant
               Delay shall not have occurred until Landlord gives Tenant notice of the existence of such Tenant Delay and such Tenant Delay continues for two (2) business days thereafter. For each day of Tenant Delay, Substantial Completion shall be deemed to have occurred earlier than the actual date thereof by the number of days of such Tenant Delay.

                    (b) A delay in the commencement or performance of Landlord's
               Expansion Work as a result of any of the following is referred to herein as a "LANDLORD DELAY":

                         (i) any act or omission of Landlord, any Landlord
                    contractor, or any of their officers, employers, agents, or contractors causing a delay.

                    Landlord Delay shall not have occurred until Tenant gives
               Landlord notice of the existence of such Landlord Delay and such Landlord Delay continues for two (2) business days thereafter.

     19.7 32 AND 34 EAST INDUSTRIAL ROAD LEASES. In the event that Tenant issues a Notice to Proceed and enters into an amendment to this Lease for the Expansion Premises as contemplated by Section 19.5, Tenant shall have the right, upon payment of the "Existing Leases Termination Fee" (defined below), to be relieved from its obligations under Tenant's existing leases at 32 and 34 Industrial Road, Branford, Connecticut (collectively, the "EXISTING LEASES"), effective as of the Expansion Premises Commencement Date, such right to be exercised by notice given by Tenant to Landlord concurrent with the Notice to Proceed (the "EXISTING LEASES NOTICE"). The "EXISTING LEASES TERMINATION FEE" shall be an amount equal to the sum of (a) all unamortized transactions costs incurred by the lessors under the Existing Leases, including, without limitation, all tenant improvement allowances, brokerage fees, legal fees and architectural, engineering or other professional fees (utilizing an annual interest rate of 9%), and

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

(b) three (3) months "Rent" (as such term is defined in the Existing Leases) under the Existing Leases at the rate in effect at the time of the Existing Leases Notice. Landlord agrees to provide Tenant with the amount of all such unamortized transaction costs promptly upon Landlord's receipt of the same. Upon Landlord's receipt of the Existing Leases Notice and the Existing Leases Termination Fee, Landlord shall diligently pursue the necessary consents and approvals to cause the Existing Leases to be terminated, or for the Existing Leases to be assigned and Tenant released therefrom, and if Landlord determines that such consents and approvals cannot reasonably be obtained, Landlord shall assume Tenant's obligations first arising under the Existing Leases from and after the later of (x) the date Tenant vacates the premises demised under the Existing Leases, or (y) the Expansion Premises Commencement Date, and indemnify Tenant from loss cost or expense in connection therewith, and Tenant shall yield up, surrender and vacate the premises demised under the Existing Leases in accordance with the applicable terms and conditions of the Existing Leases. Landlord shall cause its principals to guaranty the foregoing indemnification by Landlord. In the event the Existing Leases cannot be terminated, Tenant hereby consents to any assignment of the Existing Leases, or either of them, whether arranged by Landlord, the landlords under the Existing Leases, or otherwise; Tenant further agrees that it shall not unreasonably withhold, condition or delay its consent to any sublease of the premises demised under the Existing Leases or any portion thereof, whether arranged by Landlord, the landlords under the Existing Leases, or otherwise. Tenant shall fully cooperate with Landlord, including, without limitation, executing and delivering (at no additional expense to Tenant) any and all documentation reasonably required by Landlord, in connection with Tenant's exercise of its rights under this Section 19.7. The Existing Leases Termination Fee shall be adjusted to reflect the actual effective date Tenant is relieved of its obligations under the Existing Leases once such date is determined, and Tenant shall pay any additional amount due to Landlord or Landlord shall credit any overpayment due to Tenant, within thirty
(30) days after such determination.

                         ARTICLE 20 LANDLORD LIEN WAIVER

     20.1 TENANT'S PERSONAL PROPERTY. In no event shall Landlord subject Tenant's Property to any liens, rights or claims and Landlord hereby waives any right to place a lien on Tenant's Property. All Tenant's Property whether owned by or leased by Tenant from a landlord/owner (the "OWNER/SECURED PARTY") installed in the Property, regardless of the manner or mode of attachment, shall be and remain the property of Tenant or any such Owner/Secured Party and may be removed by Tenant or any such Owner/Secured Party at any time pursuant to the terms of this Lease. In no event (including a default under this Lease) shall Landlord have any liens, rights or claims in Tenant's Property, and Landlord agrees to execute and deliver to Tenant and Owner/Secured Party, within ten (10) days after request therefor, any document reasonably required by Tenant or Owner/Secured Party in order to evidence the foregoing.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

WITNESSED BY:                          LANDLORD:

/s/ David B. Currie                    DMP NEW BRANFORD, LLC
------------------------------------
SIGNATURE OF WITNESS
PRINT NAME: David B. Currie



/s/ Barbara H. Stanley                 By: /s/ Jonathan G. Davis
------------------------------------      -----------------------------------
SIGNATURE OF WITNESS                       Name: Jonathan G. Davis
PRINT NAME: Barbara H. Stanley             Title:  Manager
           -------------------------



WITNESSED BY:                          TENANT:

/s/ Pamela P. Millman                  CAS MEDICAL SYSTEMS, INC.
------------------------------------
SIGNATURE OF WITNESS
PRINT NAME: Pamela P. Millman
           -------------------------
                                       By:   /s/ Jeffery Alan Baird
                                          -----------------------------------
/s/ Cathy J. Anderson                        Name: Jeffery Alan Baird
------------------------------------         Title: Chief Financial Officer
SIGNATURE OF WITNESS
PRINT NAME: Cathy J. Anderson
           -------------------------

COMMONWEALTH OF MASSACHUSETTS)
                                     ) ss. Boston
COUNTY OF SUFFOLK                    )


     On this the _____ day of September, 2007, before me, the undersigned officer, personally appeared ______________________________________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be a Manager of DMP NEW BRANFORD, LLC, a Massachusetts limited liability company, and that he/she, as such Manager, being authorized so to do, executed the foregoing instrument as the free act and deed of the company for the purposes contained therein by signing the name of the company by himself/herself as such Manager.

     IN WITNESS WHEREOF, I hereunto set my hand.



                                       /s/
                                       -----------------------------------------
                                       Print Name:
                                       Notary Public
[Affix Notarial Seal]                  My Commission Expires:





STATE OF CONNECTICUT        )
                            ) ss. New Haven
COUNTY OF NEW HAVEN         )

     On this the ____ day of September, 2007, before me, the undersigned officer, personally appeared ____________________________________________, who acknowledged himself to be the ______________ of CAS MEDICAL SYSTEMS, INC., a Delaware corporation, and that he, as such __________________________, being authorized so to do, executed the foregoing instrument as his free act and deed and the free act and deed of the corporation for the purposes contained therein by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand.


                                       /s/
                                       -----------------------------------------
                                       Print Name:
                                       Commissioner of the Superior Court/
                                       Notary Public
[Affix Notarial Seal]                  My Commission Expires:







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